The AAL Mutual Funds
Semi-Annual Report

October 31, 2001

Equity and Balanced Funds

The AAL Technology Stock Fund
The AAL Aggressive Growth Fund
The AAL Small Cap Stock Fund
The AAL Small Cap Index Fund II
The AAL Small Cap Value Fund
The AAL Mid Cap Stock Fund
The AAL Mid Cap Index Fund II
The AAL International Fund
The AAL Capital Growth Fund
The AAL Large Company Index Fund II
The AAL Equity Income Fund
The AAL Balanced Fund

[The AAL Mutual Funds Logo]

The AAL Mutual Funds Semi-Annual Report

TABLE OF CONTENTS

President's Letter.........................................2
The Economy and Markets in Review..........................3
Portfolio Perspectives

Schedule of Investments

Financial Highlights

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DEAR AAL MUTUAL FUND SHAREHOLDER:

We are pleased to provide you with the semi-annual report for The AAL Mutual Funds for the six months ended October 31, 2001. In this report you’ll find detailed information about The AAL Mutual Funds, including performance, expenses, investment policies and risks. Also, each of our portfolio managers discusses his investment strategy and reviews events that affected Fund performance over the past six months. Please take some time to review this report and assess your overall investment goals, including how The AAL Mutual Funds fit into your investment plans.

The tragic events of September 11 and the following stock market volatility may be causing you concern. During times like these it is important to maintain a long-term focus and not be distracted by daily market fluctuations. You may want to review your goals to make sure they have not changed. If not, then there is no reason to change your investment strategy.

At least annually, The AAL Mutual Funds must declare and distribute net capital gains to shareholders. This year, The AAL MidCap Index Fund II will distribute capital gains. The estimated long-term capital gains for The AAL Mid Cap Index Fund II are $0.036 per share. Final capital gains distributions will be reported on the regular year-end account statement you will receive in January 2002.

If you have questions about your investments or this report, please contact your AAL representative. You can also access your account information anytime at our Web site, www.aalcmc.org, or through our automated telephone line at (800) 553-6319. You also can speak with a Mutual Fund Service Center representative by dialing the above number. Service center representatives are available from 7 a.m. to 8 p.m. Central time, Monday through Thursday, 7 a.m. to 6 p.m. Fridays and 9 a.m. to 1 p.m. on Saturdays.

Thank you for choosing us to help you meet your financial needs.

Sincerely,

/s/Robert G. Same

Robert G. Same
President
The AAL Mutual Funds

THE ECONOMY AND MARKETS IN REVIEW

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Economic Summary

The initial estimate for third quarter 2001 Gross Domestic Product (GDP) predicts an annualized pace of contraction during the period of 0.4%, indicating the domestic economy remains weak. The likely economic contraction in the third quarter followed near flat growth in the second quarter, and a 1.2% annualized pace of expansion in the first quarter of the year. Following the tragic acts of terrorism on September 11, large components of the American economy, including the airline and lodging/leisure sectors, ground to a virtual halt. The American public, transfixed by the unfolding events and news coverage, greatly reduced its consumption patterns. Once the financial markets reopened, valuation levels for both fixed income and equity securities adjusted quickly. However, the effects of these unconscionable acts of terrorism may linger. Consumer confidence has been damaged, and consumer retrenchment is now expected. As a result, demand for goods and services may fall, pushing the economy into a brief recession.

Immediately following the attack on America, the Federal Reserve (the Fed) utilized the discount window and open market transactions to inject unprecedented volumes of liquidity into the financial system. Because of the Fed’s aggressive actions, the banking system and financial markets continue to operate efficiently. Furthermore, the Federal Open Market Committee (FOMC) has continued its easing campaign. Year-to-date, the FOMC has lowered short-term interest rates by 4.00%, leaving the targeted Fed Funds rate at 2.50% as of October 31. In light of the looming U.S. recession, the FOMC will probably remain in easing mode and cut rates again in November and/or December.

Market Summary

Equity markets gapped lower in response to the events of September 11, with most major domestic indexes trading 10-15% lower during the week following the attack. Subsequently, during October, equities were able to recoup a portion of their losses. Nonetheless, stock market performance during the ten months ended October has been difficult. For example, the S&P 500 of large-capitalization stocks declined 18.9% through October 31. Mid-cap stocks, as represented by the S&P Midcap 400 Index have performed slightly better, falling 12.0% this year, while small-cap stocks have performed best, as demonstrated by the S&P SmallCap 600 Index’s year-to-date decline of 7.0%. Most dramatic has been the NASDAQ Composite Index’s decline of 31.4% during the ten months ended October 31, as earnings expectations within the technology sector continue to be revised dramatically downward.

Conversely, fixed-income performance, aided by Federal Reserve easing and the perceived “safe haven” status of U.S. Treasury securities, has been very good year-to-date. As an illustration, the benchmark Lehman Aggregate Bond Index has returned 10.7% through October. As discussed in previous commentaries, the U.S. Treasury yield curve has returned to its normal, positively sloped shape. Furthermore, since early September, the Treasury curve has steepened dramatically, with Treasuries of shorter maturity falling dramatically in yield. Due to this yield curve shift, short- to intermediate-maturity fixed income securities have outperformed all others.

In summary, the current economic and investment outlooks have transitioned from uncertain to decidedly negative in a very short period of time. It is now probable that the domestic economy will slip into recession (defined as two consecutive quarters of negative growth). However, corrective actions are being taken. Accommodative monetary policy continues, and additional fiscal stimuli, including increased governmental spending and tax cuts are being contemplated. Furthermore, the government’s commitment to the ultimate stability and viability of the American financial system should not be underestimated. While it is difficult to predict when the economy or financial markets will turn more positive, it is important to remember that the markets are efficient discounters. As such, they can be expected to respond to an expected recovery long before that recovery materializes. Shareholders that have developed a sound investment strategy, continue to think long-term, and hold an appropriately allocated, well-diversified portfolio, will be in a position to benefit.

/s/James Abitz

James Abitz
Chief Investment Officer
Aid Association for Lutherans
AAL Capital Management Corporation

The AAL Mutual Funds Semi-Annual Report. . . . . . . Portfolio Perspective

THE AAL TECHNOLOGY STOCK FUND

    A Share Ticker . . .  AATSX  . . .  A Share Assets . . . $26,811,327 . . .  B Share Assets  . . . $2,234,542  . .  .  I Share
Assets  .  .                   .$7,702,880  . .  .  A Share NAV . .  .  $3.47 .  .  .  B Share NAV  .  .  . $3.42 .  .  .  I Share
NAV .  .  . $3.52  .  .  .  Number of Securities in Portfolio .  .  .  80

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Science and technology funds had a rough six months and suffered their worst quarter ever in the third quarter of 2001, with the median fund return down 38.9%. The technology sector suffered from the declining economy and the events of September 11, 2001. Even before September 11, many economists believed the United States was in a recession, forcing companies to cut costs. One area that saw cost cuts was information technology budgets as projects were put on hold or eliminated. Outside of the United States, the statistics showed many economies were in the middle of a recession, compounding the information technology spending slowdown. Anxiety levels increased on September 11, causing a sell-off in the stock market. The combination of events made for a difficult six months.

The AAL Technology Stock Fund reflected this difficult time period as the Fund was down 32.4% from May 1, 2001, through October 31, 2001. This compared to the Goldman Sachs Technology Composite Index return of negative 28.0%. Internet software and services and semiconductor equipment and products were the largest negative contributors for the period. These two industries have the highest market volatility and usually have the best outperformance in the up markets and most underperformance in the down markets. The table below highlights the top five contributing stocks to Fund performance over the period May 1, 2001, through October 31, 2001. (Please see the schedule of investments for more information about the Fund’s holdings.)

Top Five Contributors

Digital River, Inc.
Digene Corporation
Intuit, Inc.
Crown Castle International Corporation
InterMune, Inc.

Ironically, the events of September 11 may have caused the market capitulation many investors were looking for to signal a market bottom. Analysis of market characteristics at or near prior market bottoms indicates the following points must be met to signal investor capitulation:

  Extreme pessimism - more bears than bulls.
  Large mutual fund cash positions.
  Deeply oversold condition.
  Extreme panic sell off into the oversold condition accompanied by a negative news event.
  Heavy insider buying.

Before September 11, the first three points held true. Unfortunately, September 11 made the fourth point a reality. The fifth point has been satisfied as company insiders bought stock as the market sold off during the second half of September.

In addition, monetary policy is quite stimulative, with reductions in the Federal Funds Rate since the beginning of 2001. Fiscal policy had also turned stimulative after September 11. Before this date, most government officials wanted to limit spending even though we were heading into a recession and the United States was running a budget surplus. The lock box has since been opened with personal tax cuts, potential business tax cuts and increased government spending. Therefore, we continue to position the Fund toward more cyclical companies.

To be sure, there are a number of current and potential risks we are watching closely. The most current risk is declining consumer and business confidence. Consumers and businesses will continue to pay down debt and cut costs if they feel the economy is not improving. The current war in Afghanistan as well as potential terrorist attacks are also current risks that are less measurable.

/s/Brian Flanagan                               /s/James A. Grossman

Brian Flanagan                                  James A. Grossman
Portfolio Manager                               Portfolio Manager

The AAL Technology Stock Fund’s shares are likely to fluctuate in value more than those of a fund investing in a broader range of industries.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date              AAL Technology Fund         Goldman Sachs Index*

1-Jul-00                9,596.93                 10,000.00
31-Jul-00               9,289.83                  9,440.25
31-Aug-00              10,959.69                 10,668.14
29-Sep-00               9,644.91                  8,940.35
31-Oct-00               8,541.27                  8,265.10
30-Nov-00               6,142.03                  6,372.46
29-Dec-00               6,055.66                  5,826.41
31-Jan-00               6,756.24                  6,782.20
28-Feb-01               4,769.67                  4,902.05
30-Mar-01               3,982.73                  4,221.42
30-Apr-01               4,923.22                  5,027.12
31-May-01               4,702.50                  4,827.02
29-Jun-01               4,750.48                  4,839.73
31-Jul-01               4,280.23                  4,495.22
31-Aug-01               3,704.41                  3,909.79
28-Sep-01               2,879.08                  3,119.46
31-Oct-01               3,330.13                  3,620.45

*The  Goldman  Sachs   Technology   Industry   Composite  Index  is  a  modified
capitalization-weighted  index of selected  technology stocks.  Data supplied by
Goldman Sachs.

                              Average Annual Total Returns/1/
                                     October 31, 2001
                                                         From            Inception
                                     1-Year            Inception           Date
------------------------------------------------------------------------------------------

Class A (without sales charge)       (61.01)%          (54.91)%            7/1/00
Class A/2/ (with sales charge)       (62.57)%          (56.29)%            7/1/00

Class B (without CDSC)               (61.53)%          (55.40)%            7/1/00
Class B/2/ (with CDSC)               (63.07)%          (56.75)%            7/1/00
Class I/3/                           (60.67)%          (54.42)%            7/1/00

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL AGGRESSIVE GROWTH FUND

A Share Ticker . . . AAAGX . . . A Share Assets . . .
$31,908,275 . . . B Share Assets . . . $2,810,161 . . . I Share Assets . . . .
$6,508,027 . . . A Share NAV . . .$4.79 . . . B Share NAV . . . $4.72 . . . I
Share NAV . . . $4.86 . . . Number of Securities in Portfolio . . . 65

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For the six month period ended October 31, 2001, The AAL Aggressive Growth Fund lagged its benchmark, the S&P 500. The Fund’s total return was negative 27.9% while the S&P 500 had a return of negative 14.6%.

Although continued economic weakness held equity markets to modest gains in the late spring, signs of lackluster business capital spending at first appeared to stabilize. Home and auto purchases remained resilient, giving investors encouragement. Gains during the first half of the period were pronounced among several technology firms that suffered the most during the recent downturn, including Brocade Communications and Celestica.

Pre-September 11, we began to balance the Fund by increasing our exposure to more defensive stocks, such as healthcare service companies, recognizing their strong demographic trends and a more favorable pricing environment. This proved prudent later as companies in sectors that are most exposed to a slowing economy were the most adversely affected: technology, energy and media. But the Fund benefited from our earlier moves to balance our industry exposure.

After September 11, we sought further balance by taking up or adding to positions in financial services, among them Citigroup, AFLAC and Fannie Mae. Citigroup has responded effectively to the weaker economy both in its revenue performance and by cutting costs. AFLAC is a leading insurance franchise that suffered near-term missteps in quarterly results. We used this opportunity to buy the stocks at compelling prices and believe AFLAC will turn around its policy sales in the Japanese market. As the largest lender to homeowners, Fannie Mae is a beneficiary of the weaker economy in that lower interest rates have sparked a wave of mortgage refinancing. (Please see the schedule of investments of more information about the Fund’s holdings.)

The tragic events of September 11 had several effects. First, they added uncertainty to an already uncertain market. This had a negative effect on investor psychology, with a predictable negative impact on stock prices. Second, it exacerbated the slowdown of the industrial and consumer economies and temporarily brought almost to a halt business transactions, especially purchases.

During the period, we invested in companies in less economically sensitive areas, healthcare and financial services, while maintaining defensive positions. In healthcare, we invested in a variety of companies. Investments were made in large-cap pharmaceuticals such as Pfizer and Bristol Myers. Other companies included healthcare providers: drug distributor McKesson, laboratory company Quest, and hospital systems Tenet HCA.

As technology’s woes continued, we closed out or significantly reduced positions where we had concerns about whether their fundamentals could weather the storm, such as Juniper Networks, Brocade and ONI. We left untouched those technology positions that have strong fundamentals and have the potential to lead the Fund in a market upturn. Nokia is such a position. Its management team is executing well, maintaining margins while at the very least preserving market share. Despite our confidence in management, we cut the position size during the period twice because of our concerns about short-term handset and mobile infrastructure sales.

As growth investors we look for an unrecognized catalyst. We try to find a business or industry on the brink of a growth pattern. If the company’s management will exploit a profitable long-term trend, it represents a stock to buy and hold. Of course, we are willing to sell it outright if the company approaches or overreaches what we consider a reasonable valuation.

/s/Warren Lammert

Warren Lammert
Portfolio Manager

Stocks in companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date                   AAL Aggressive Growth Fund             S&P 500*

1-Jul-00                       9,596.93                     10,000.00
31-Jul-00                      9,203.45                      9,743.22
31-Aug-00                      9,731.29                     10,348.37
29-Sep-00                      9,213.05                      9,802.08
31-Oct-00                      8,800.38                      9,760.62
30-Nov-00                      7,437.62                      8,991.09
29-Dec-00                      7,408.83                      9,035.06
31-Jan-00                      7,744.72                      9,355.62
28-Feb-01                      6,295.59                      8,502.58
30-Mar-01                      5,642.99                      7,963.94
30-Apr-01                      6,429.94                      8,582.82
31-May-01                      6,247.60                      8,640.32
29-Jun-01                      5,998.08                      8,430.01
31-Jul-01                      5,690.98                      8,347.06
31-Aug-01                      5,095.97                      7,824.54
28-Sep-01                      4,577.74                      7,192.71
31-Oct-01                      4,635.32                      7,329.87

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®  ”  is a trademark of The McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                   From            Inception
                                               1-Year           Inception            Date
------------------------------------------------------------------------------------------------

          Class A (without sales charge)       (47.33)%          (42.17)%           7/1/00
          Class A/2/ (with sales charge)       (49.42)%          (43.93)%           7/1/00

          Class B (without CDSC)               (48.09)%          (42.89)%           7/1/00

          Class B/2/ (with CDSC)               (50.16)%          (44.62)%           7/1/00

          Class I/3/                           (46.91)%          (41.63)%           7/1/00

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.
/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL SMALL CAP STOCK FUND

     A Share Ticker . . . AASMX  . . . B Share Ticker . . BBSMX  . . .  A Share Assets  . . . $265,753,529 . . . B Share Assets  . .
 .     $30,947,462 . . I Share Assets . . $3,792,651. . . . A Share NAV . .$12.71 .. . .B Share NAV . . .$12.13. . .I Share NAV. . .
$13.06. . . Number of Securities in Portfolio . . . 144

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The last six months have been challenging for small-cap stock investors. The Russel 2000 and the S&P SmallCap 600, the two most used benchmarks for small-cap investing, were down 11.0% and down 7.5% respectively. The AAL Small Cap Stock Fund was down 4.6%, outperforming both benchmarks. Looking at our glass as half full, relative to other domestic equity classes, small-cap stocks performed rather well; the S&P 500, a good proxy for large-cap stocks, was down 14.6% and the Nasdaq Composite, a useful proxy of large-cap growth stocks, was down 20.0%.

Although The AAL Small Cap Stock Fund outperformed its benchmark, it has been a challenging period. First, the United States, and the world for that matter, has been drifting toward recession since April. This created significant volatility and uncertainty in the stock market. On top of this, the tragic events of September 11 exacerbated this situation--clearly driving the United States into recession and dramatically heightening investors’ sense of uncertainty. Few industry sectors did well during this period. Fortunately, we were overweighted in a sector that did well--financial services, particularly property and casualty insurance companies. We were also underweight in energy and energy service stocks, a sector that performed poorly over the last six months.

Clearly the events of September 11 have changed the world we live in and we need to take these changes into account. However, in the current environment, we think it is important to think about what has not changed. First, the United States and the structure of its economy is strong. To put this in perspective, let’s look where we were in 1990 and 1991, the last time we entered a recession. We were in the midst of the savings and loan crisis, a generally weak financial system and many were questioning the competitiveness of American industry in the global economy. On top of this, we were entering a war with Iraq and dealing with political instability in the former Soviet Union. Today, our financial system and banks in particular, are in good shape and American industry competitiveness is as strong as it has ever been. Geopolitical instability is a challenge and, unfortunately, probably going to be a fact of life for the foreseeable future. However, we are confident that, as a country, we will adapt to and overcome these challenges. Finally, and most importantly for small-cap investors, there is no shortage of smart and motivated people in the United States. These are the people who will drive the economy and build the business of the future. As a small-cap portfolio manager, we find this fact comforting and exciting.

So, we have continued our strategy of being broadly diversified across sectors and focusing on the best companies within each sector. Furthermore, we are trying to use rational judgement, disciplined valuation techniques, and a bias towards quality companies to take advantage of the opportunities that the stock market is giving us. We saw a fair amount of “panic selling” and “gut reactions” during the first couple of weeks after the September 11 attacks. As a result, we added a number of bargain stocks across a variety of sectors including insurance, toys, technology, airlines and energy.

Sectors that we believe have been particularly punished were airlines and energy. Americans will eventually go back to the air. Furthermore, this event will give the airlines the motivation and capability to undergo restructuring. We believe that this process could have a positive impact on the regional airline industry. Also, fears of a global recession prompted a significant sell-off in energy stocks. The AAL Small Cap Stock Fund was underweighted in this sector much of the last six months. However, based on our calculations, many of the stocks in this sector have become quite reasonable. Also, any economic recovery should have a significant positive impact on global demand for energy. We also added select technology stocks during September. Virtually all of the stocks we bought during this period increased nicely in value, contributing to the Fund’s 14.5% return since September 21.

/s/Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stocks.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date              The AAL Small Cap Stock Fund                 S&P 600*

1-Jul-96                    9,596.93                         10,000.00
31-Jul-96                   9,165.07                          9,241.62
30-Aug-96                   10,316.70                         9,812.47
30-Sep-96                   10,786.95                         10,242.85
31-Oct-96                   10,441.46                         10,171.97
29-Nov-96                   10,681.38                         10,700.30
31-Dec-96                   11,008.07                         10,825.60
31-Jan-97                   11,047.38                         11,005.63
28-Feb-97                   10,565.78                         10,777.93
31-Mar-97                   9,887.61                          10,224.69
30-Apr-97                   9,671.38                          10,349.95
30-May-97                   11,145.67                         11,565.55
30-Jun-97                   11,912.30                         12,076.75
31-Jul-97                   12,452.88                         12,836.01
29-Aug-97                   12,836.20                         13,159.22
30-Sep-97                   13,789.57                         14,029.44
31-Oct-97                   13,229.34                         13,423.93
28-Nov-97                   13,101.57                         13,325.94
31-Dec-97                   12,863.43                         13,594.99
30-Jan-98                   12,646.28                         13,329.88
27-Feb-98                   13,701.00                         14,543.97
31-Mar-98                   14,145.63                         15,099.40
30-Apr-98                   14,311.08                         15,188.34
29-May-98                   13,215.00                         14,384.27
30-Jun-98                   13,235.68                         14,426.56
31-Jul-98                   12,480.83                         13,322.78
31-Aug-98                   9,647.57                          10,751.22
30-Sep-98                   10,412.76                         11,409.73
30-Oct-98                   10,950.46                         11,939.60
30-Nov-98                   11,777.69                         12,611.56
31-Dec-98                   12,543.29                         13,417.56
29-Jan-99                   12,617.83                         13,249.17
26-Feb-99                   11,350.72                         12,055.03
31-Mar-99                   11,137.76                         12,210.66
30-Apr-99                   11,595.62                         13,017.41
28-May-99                   11,829.88                         13,334.26
30-Jun-99                   12,309.04                         14,093.24
30-Jul-99                   12,490.05                         13,968.80
31-Aug-99                   11,915.06                         13,354.17
30-Sep-99                   11,915.06                         13,410.66
29-Oct-99                   11,851.18                         13,377.00
30-Nov-99                   12,745.60                         13,936.29
31-Dec-99                   14,193.73                         15,082.00
31-Jan-00                   13,586.79                         14,614.60
29-Feb-00                   15,684.44                         16,571.79
31-Mar-00                   15,876.10                         15,959.13
30-Apr-00                   15,546.02                         15,685.59
31-May-00                   15,439.54                         15,220.67
30-Jun-00                   16,536.28                         16,120.67
31-Jul-00                   15,599.26                         15,724.91
31-Aug-00                   17,302.93                         17,118.76
29-Sep-00                   17,292.28                         16,652.62
31-Oct-00                   16,898.31                         16,756.87
30-Nov-00                   15,034.91                         15,012.31
29-Dec-00                   16,728.44                         16,861.68
31-Jan-01                   17,729.40                         17,584.54
28-Feb-01                   16,540.77                         16,511.53
30-Mar-01                   15,489.76                         15,754.31
30-Apr-01                   16,753.47                         16,955.10
31-May-01                   17,266.46                         17,279.45
29-Jun-01                   17,788.88                         17,912.74
31-Jul-01                   17,512.11                         17,613.24
31-Aug-01                   17,071.79                         17,211.66
28-Sep-01                   14,857.61                         14,884.99
31-Oct-01                   15,989.86                         15,678.81

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap  segment of the U.S.  equity markets.  “S&P  SmallCap 600
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed for use by AAL. The product is not sponsored,  endorsed, or promoted by
Standard   &   Poor’s   and  Standard   &   Poor’s   makes  no
representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                From        Inception
                                  1-Year        5-Year        Inception       Date
---------------------------------------------------------------------------------------

 Class A (without sales charge)   (5.38)%         8.90%         10.04%      7/1/96
 Class A/2/ (with sales charge)   (9.15)%         8.02%          9.19%      7/1/96

 Class B (without CDSC)           (6.39)%            NA          7.06%      1/8/97

 Class B/2/ (with CDSC)          (10.13)%            NA          6.90%      1/8/97
 Class I/3/                       (4.63)%            NA          7.41%    12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL SMALL CAP INDEX FUND II+

A Share Assets . . .
$14,310,357 . . . B Share Assets . . . $1,449,738 . . . A Share NAV . . . $9.15
 . . . B Share NAV . . . $9.05 . . . Number of Securities in Portfolio . . . 600

[PHOTO OMITTED HERE]

The total return of The AAL Small Cap Index Fund II was down 8.2% for the period May 1, 2001, through October 31, 2001. This return compared to the S&P SmallCap 600 Index return of negative 7.5% for the same period. The difference in return between the Fund and the index is primarily the result of expenses, transaction costs and small weighting variances between the Fund and the index. Expenses currently represent the majority of the return differential between the Fund and the S&P SmallCap 600 Index.

While small-capitalization stocks were down for the six-month period, they did outperform mid- and large-cap stocks quite handily. For the period, large-cap stocks, as represented by the S&P 500 were down nearly twice as much (14.6%) as small-cap stocks. As has often been the case in the past, small-cap stocks fell more rapidly as the market was declining and rebounded more rapidly as the market turned around in late September. This is quite common, as smaller-cap stocks are higher risk securities and investors tend to move away from them during times of uncertainty, and return to them as their comfort level and risk tolerance improves. It is yet to be seen whether the rebound from the lows in late September is the beginning of a move to the upside for stocks or just a temporary bounce.

As an index fund, the Fund does not make active decisions regarding sector weightings or individual security holdings. The goal of the Fund is to duplicate the performance of the S&P SmallCap 600 Index. To do this, we utilize a full replication strategy for the Fund; in other words, all 600 securities are purchased in approximately the same weight as in the Index. Fund performance will be impacted by transaction fees and expenses, whereas the Index does not have any such costs.

As the Fund grows in size, expenses and transaction costs will have less of an impact on performance, as they will be spread across a larger asset base. A larger Fund will also be able to match the characteristics of the Index more closely. In terms of cash, the Fund maintains a low level of cash (less than 2%) at all times; however, even a small amount of cash can result in some tracking variance.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

+This Fund is not available to institutional class investors.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date              AAL Small Cap Index Fund II           S&P 600*

1-Jul-00                   9,596.93                    10,000.00
31-Jul-00                  9,203.45                     9,637.06
31-Aug-00                 10,009.60                    10,491.29
29-Sep-00                  9,721.69                    10,205.61
31-Oct-00                  9,769.67                    10,269.50
30-Nov-00                  8,742.80                     9,200.34
29-Dec-00                  9,782.83                    10,333.73
31-Jan-00                 10,151.63                    10,776.74
28-Feb-01                  9,511.08                    10,119.14
30-Mar-01                  9,064.64                     9,655.08
30-Apr-01                  9,734.30                    10,390.99
31-May-01                  9,899.29                    10,589.77
29-Jun-01                 10,240.73                    10,977.88
31-Jul-01                 10,055.24                    10,794.33
31-Aug-01                  9,820.95                    10,548.22
28-Sep-01                  8,503.03                     9,122.31
31-Oct-01                  8,932.57                     9,608.81

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap  segment of the U.S.  equity markets.  “S&P  SmallCap 600
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed for use by AAL. The product is not sponsored,  endorsed, or promoted by
Standard   &   Poor’s   and  Standard   &   Poor’s   makes  no
representation regarding the advisability of investing in the product. It is not possible to invest  directly  in the Index.  Index funds are subject to the same market risks associated with the stocks in their respective indexes.

                         Average Annual Total Returns/1/
                                October 31, 2001

                                                       From          Inception
                                     1-Year          Inception         Date
-------------------------------------------------------------------------------
Class A (without sales charge)        (8.57)%         (5.26)%         7/1/00
Class A/2/ (with sales charge)       (12.19)%         (8.14)%         7/1/00
Class B (without CDSC)                (9.29)%         (6.03)%         7/1/00
Class B/2/ (with CDSC)               (12.92)%         (8.87)%         7/1/00

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

THE AAL SMALL CAP VALUE FUND

A Share Assets  . . . $6,475,388 . . .  B Share Assets  . . . $1,220,578 . . I Share Assets . . $2,847,897. . . . A Share NAV .
 .$9.47 .. . .                     B Share NAV . . .$9.46. . .I Share NAV. . . $9.49. . . Number of Securities in Portfolio . . . 61

[PHOTO OMITTED HERE]

Since this is the first report on The AAL Small Cap Value Fund, we wish we had a better overall market environment to write about. However, in our opinion, this is a very good market for value investors. To seize this opportunity, we are trying to accumulate stocks of quality companies at attractive prices.

Given the market conditions, the last few months have not been too bad. Since the Fund’s inception on July 17, 2001, The AAL Small Cap Value Fund is down 5.3%. During the same time period, the S&P 600/Barra Value Index, one of the primary small-cap value benchmarks, was down 11.0% and the S&P SmallCap 600, a small-cap core benchmark, was down 10.5%. Relative to larger-cap asset classes, the Fund performed quite well. The S&P 500 and Nasdaq Composite were down 12.4% and 18.2% respectively.

The last few months have been interesting. First, the United States, and world for that matter, has been drifting toward recession since April. This alone created volatility and uncertainty in the stock market. On top of this, the tragic events of September 11 exacerbated this situation--clearly driving the U.S. into recession and heightening investor’s sense of uncertainty. Few industry sectors did well during this time period. Fortunately, the Fund was overweighted in one sector that did do well-financial services, particularly property and casualty insurance companies and small banks. We were also underweight in energy and energy service stocks, a sector that performed poorly over the last six months.

Clearly the events of September 11 have changed the world we live in and we need to take these changes into account. However, in the current environment, we think it is important to think about what has not changed. First, the United States and the structure of its economy is very strong but geopolitical instability will likely remain a challenge going forward. That said, we are confident that, as a country, we will adapt to and overcome these challenges. Given this context, we see many opportunities to purchase undervalued companies.

Since this is our first report on The AALSmall Cap Value Fund, this is a good time to walk through the Fund’s strategy. Very simply, we intend to take advantage of opportunities in the inefficient small-cap value segment of the stock market. In doing so, we will seek to own a portfolio of high quality businesses that may be purchased for significantly less than what we determine to be their intrinsic value. The foundation of our Fund management process and hopefully the key to our success will be stock selection. We approach stock selection as if we are buying a private business in a private transaction. Our selection process is based entirely on disciplined and rigorous fundamental research; the two key factors in the decision making process are the intermediate- and long-term outlook of a business and the price of the stock relative the intrinsic value of that business.

So, we are sticking to our core strategy and doing the best we can to use judgement to build and own a diversified Fund of undervalued securities. We used this strategy to take advantage of the opportunities that the stock market has given us. Sectors that we believe have been particularly punished in the weeks following September 11 were airlines and energy (both sectors we added to). Americans should eventually go back to the air (although it may take some time). Furthermore, this event will give the airlines the motivation and capability to undergo long needed restructuring. We believe that this process could actually have a meaningful positive impact on the regional airline industry. Also, fears of a global recession prompted a significant sell-off in energy stocks. The Fund was underweighted in this sector much of the last six months. However, based on our calculations, many of the stocks in this sector have become quite cheap, even given the current outlook. Also, any economic recovery should have a significant positive impact on global demand for energy. We also added select technology stocks (mostly semiconductor stocks) during September. Virtually all of the stocks we bought during this period increased nicely in value, contributing to the Fund’s 14.1% return since September 21.

/s/Chris Serra

Chris Serra
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Since the Fund has been in existence for less than one year, mountain chart performance has not been shown.

                                Total Returns/1/
                                October 31, 2001

                                        From              Inception
                                    Inception/2/            Date
------------------------------------------------------------------------
Class A (without sales charge)        (5.30)%               7/17/01
Class A/3/ (with sales charge)        (9.12)%               7/17/01

Class B (without CDSC)                (5.40)%               7/17/01
Class B/3/ (with CDSC)               (10.13)%               7/17/01
Class I/4/                            (5.10)%               7/17/01

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/4/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL MID CAP STOCK FUND

A Share Ticker . .. AASCX . . . B Share Ticker .. . BBSCX . . . A Share Assets .. . $727,102,769 . . . B Share Assets .
 ...................... $31,020,586. .I Share Assets .  .$20,645,862 . . .A Share NAV. .$11.58 ..  .B Share NAV. . .$10.91 . .. I
Share NAV. . $11.82.  . Number of Securities in Portfolio . . .98

[PHOTO OMITTED HERE]

The bear market finally caught up with The AAL Mid Cap Stock Fund in the first half of fiscal 2001. During the period, the Fund’s total return was negative 19.3%, which substantially lagged the S&P MidCap 400 Index return of negative 11.2%.

After profiting from a relatively conservative posture during fiscal 2000, early this year, we began to position the Fund somewhat more aggressively in preparation for the inevitable economic recovery. That recovery was slower to materialize than we had anticipated and was then set back even further by the tragic events of September 11.

As one might expect, the key drivers of the negative performance during the period were shares of information technology companies, particularly in the software industry, and shares of consumer cyclical companies, particularly in the media and retailing industries.

All that being said, the diversification of the Fund did provide a few bright spots. Our strategy of maintaining a broad array of investments in mid-cap companies of all types resulted in several stocks doing very well in this difficult environment. Alliant Technology Systems, a defense contractor, and Intermune, a biotech company, both provided returns in excess of 40% during the period.

(Please see the schedule of investments for more information about the Fund’s holdings.)

The twelve months just ended produced what can only be described as mixed results. The first six months of the fiscal year were nicely in positive territory, but that period was overwhelmed by the difficulties of the second half.

Looking forward, the economic recovery, while currently elusive, is hopefully inevitable. Valuations in the mid-cap segment of the market have returned to or are below historical norms. Many mid-cap companies have positioned their businesses to survive this downturn and perform well in the future. We remain confident that the diversified approach to mid-cap investing that we continue to employ should provide competitive returns in coming periods.

/s/ Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stocks prices are generally more volatile than large-company stock prices.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date               The AAL Mid Cap Stock Fund        The S&P Mid Cap 400*

30-Jun-93                  9,596.93                      10,000.00
30-Jul-93                  9,491.36                       9,980.80
31-Aug-93                  9,923.22                      10,392.91
30-Sep-93                 10,393.47                      10,502.66
29-Oct-93                 10,268.71                      10,536.89
30-Nov-93                  9,942.42                      10,303.82
31-Dec-93                 10,422.26                      10,782.12
31-Jan-94                 10,758.16                      11,032.91
28-Feb-94                 10,786.95                      10,876.36
31-Mar-94                 10,019.19                      10,372.56
29-Apr-94                  9,961.61                      10,449.74
31-May-94                  9,404.99                      10,350.78
30-Jun-94                  8,598.85                       9,994.30
29-Jul-94                  8,637.24                      10,332.70
31-Aug-94                  9,443.38                      10,873.83
30-Sep-94                  9,510.56                      10,670.92
31-Oct-94                  9,932.82                      10,787.55
30-Nov-94                  9,577.74                      10,301.04
30-Dec-94                  9,923.22                      10,395.60
31-Jan-95                  9,520.15                      10,504.34
28-Feb-95                 10,009.60                      11,054.97
31-Mar-95                 10,508.64                      11,246.78
28-Apr-95                 10,479.85                      11,472.61
31-May-95                 10,614.20                      11,749.45
30-Jun-95                 11,631.48                      12,227.77
31-Jul-95                 12,811.90                      12,865.69
31-Aug-95                 12,735.12                      13,103.58
29-Sep-95                 13,522.07                      13,421.21
31-Oct-95                 13,742.80                      13,075.88
30-Nov-95                 14,309.02                      13,646.90
29-Dec-95                 14,337.81                      13,612.92
31-Jan-96                 14,299.42                      13,810.45
29-Feb-96                 14,980.81                      14,279.86
29-Mar-96                 15,095.97                      14,450.94
30-Apr-96                 16,410.75                      14,892.27
31-May-96                 17,024.95                      15,093.61
28-Jun-96                 15,950.10                      14,867.06
31-Jul-96                 14,059.50                      13,861.30
30-Aug-96                 15,028.79                      14,660.68
30-Sep-96                 15,825.34                      15,299.89
31-Oct-96                 15,009.60                      15,344.41
29-Nov-96                 15,796.55                      16,208.76
31-Dec-96                 15,591.79                      16,226.75
31-Jan-97                 16,154.38                      16,835.90
28-Feb-97                 15,603.27                      16,697.51
31-Mar-97                 14,455.12                      15,985.70
30-Apr-97                 14,592.90                      16,400.21
30-May-97                 16,154.38                      17,834.24
30-Jun-97                 16,843.26                      18,335.21
31-Jul-97                 17,934.00                      20,150.57
29-Aug-97                 17,968.44                      20,126.19
30-Sep-97                 19,288.81                      21,283.05
31-Oct-97                 18,358.81                      20,357.02
28-Nov-97                 18,266.96                      20,658.71
31-Dec-97                 18,403.73                      21,460.48
30-Jan-98                 17,971.90                      21,051.87
27-Feb-98                 19,280.10                      22,796.02
31-Mar-98                 20,080.26                      23,824.12
30-Apr-98                 20,232.67                      24,258.91
29-May-98                 19,051.48                      23,167.50
30-Jun-98                 19,419.81                      23,313.68
31-Jul-98                 18,213.22                      22,409.81
31-Aug-98                 14,187.00                      18,238.45
30-Sep-98                 15,291.99                      19,941.01
30-Oct-98                 16,269.97                      21,723.14
30-Nov-98                 17,171.74                      22,807.12
31-Dec-98                 18,785.99                      25,562.68
29-Jan-99                 18,732.16                      24,567.52
26-Feb-99                 17,669.06                      23,281.17
31-Mar-99                 18,140.05                      23,931.64
30-Apr-99                 18,691.79                      25,819.37
28-May-99                 19,391.55                      25,931.17
30-Jun-99                 20,468.11                      27,319.78
30-Jul-99                 20,225.89                      26,739.24
31-Aug-99                 19,539.58                      25,822.62
30-Sep-99                 19,108.96                      25,025.47
29-Oct-99                 19,862.55                      26,300.77
30-Nov-99                 20,683.43                      27,681.30
31-Dec-99                 22,228.61                      29,326.40
31-Jan-00                 21,261.53                      28,500.57
29-Feb-00                 23,537.01                      30,495.04
31-Mar-00                 24,475.65                      33,047.17
28-Apr-00                 23,793.00                      31,893.16
31-May-00                 23,465.90                      31,495.13
30-Jun-00                 24,944.97                      31,957.80
31-Jul-00                 24,774.30                      32,462.73
31-Aug-00                 27,789.32                      36,087.19
29-Sep-00                 28,002.64                      35,840.00
31-Oct-00                 26,793.79                    - 34,624.66
30-Nov-00                 23,807.22                      32,011.19
29-Dec-00                 26,679.99                      34,460.05
31-Jan-01                 26,437.45                      35,227.47
28-Feb-01                 24,774.28                      33,217.04
30-Mar-01                 22,677.99                    - 30,747.36
30-Apr-01                 25,519.24                      34,139.40
31-May-01                 25,761.79                      34,934.51
29-Jun-01                 25,442.86                      34,793.37
31-Jul-01                 24,002.70                      34,274.95
31-Aug-01                 22,615.88                      33,153.82
28-Sep-01                 19,806.67                      29,029.82
31-Oct-01                 20,588.98                      30,313.80

*An unmanaged index comprised of 400 stocks designed to represent performance of the  mid-cap  segment  of the U.S.  equity  markets.  “S&P  MidCap  400
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed  for  use by AAL.  The  product  is not  sponsored,  endorsed,  sold or promoted by Standard &  Poor’s  and Standard  &Poor’s  make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                    From         Inception
                                       1-Year         5-Year      Inception        Date
--------------------------------------------------------------------------------------------------
Class A (without sales charge)         (23.16)%       6.53%          9.58%        6/30/93
Class A/2/ (with sales charge)         (26.25)%       5.66%          9.04%        6/30/93

Class B (without CDSC)                 (24.05)%         N/A          4.63%         1/8/97

Class B/2/ (with CDSC)                 (27.09)%         N/A          4.46%         1/8/97

Class I/3/                             (22.72)%         N/A          4.32%       12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL MID CAP INDEX FUND II+

                          A  Share Ticker  .  .  .  AAMIX  .  .  .   A Share Assets  .  .  .   $19,505,662  .  .  .   B Share Assets
 . . . $1,892,085 . . . A
Share NAV . . . $9.03 . . . B Share NAV . . . $8.92 . . . Number of Securities
in Portfolio . . . 400

[PHOTO OMITTED HERE]

The total return of The AAL Mid Cap Index Fund II was down 11.8% for the period May 1, 2001, through October 31, 2001. For the same time period, the total return for the S&P MidCap 400 Index was down 11.2%. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Fund and the index.

Mid-cap stocks experienced a difficult six months, primarily as the result of a volatile month of September. The declines that began in late August were exacerbated by the terrorist attacks in September, and by the third week of September mid-cap stocks had fallen nearly 20% in a month’s time. However, we did see a nice rebound in late September and continuing through October that returned nearly half of the losses experienced over the prior four weeks. Time will tell whether this is a temporary, short-term rally or the beginning of a larger move to the upside.

As an index fund, the Fund does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index--purchasing all 400 securities in proportions as close as practical to those of the index. Differences in performance between the Fund and the index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create “tracking error” relative to the Index, thereby keeping performance of the Fund as close to the Index as possible. The causes of variance in performance (relative to the Index) will have less of an impact as the Fund grows in size.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date                  The AAL Mid Cap Index Fund II             S&P 400 Index*

1-Jul-00                       9,596.93                           10,000.00
31-Jul-00                      9,520.15                            9,957.91
31-Aug-00                     10,566.22                           11,069.71
29-Sep-00                     10,460.65                           10,993.88
31-Oct-00                     10,067.18                           10,621.08
30-Nov-00                      9,289.83                            9,819.40
29-Dec-00                     10,032.12                           10,570.59
31-Jan-00                     10,215.05                           10,805.99
28-Feb-01                      9,618.13                           10,189.29
30-Mar-01                      8,896.05                            9,431.72
30-Apr-01                      9,858.82                           10,472.23
31-May-01                     10,080.26                           10,716.13
29-Jun-01                     10,022.49                           10,672.83
31-Jul-01                      9,849.19                           10,513.81
31-Aug-01                      9,521.85                           10,169.90
28-Sep-01                      8,347.26                            8,904.87
31-Oct-01                      8,693.86                            9,298.73

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap  segment  of the  U.S.  equity  markets.  “S&P  MidCap  400
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed  for  use by AAL.  The  product  is not  sponsored,  endorsed,  sold or promoted by Standard &  Poor’s  and Standard  &Poor’s  make no representation regarding the advisability of investing in the product. It is not possible to invest  directly  in the Index.  Index funds are subject to the same market risks associated with the stocks in their respective indexes.

                       Average Annual Total Returns/1/
                              October 31, 2001
                                                             From          Inception
                                        1-Year             Inception         Date
----------------------------------------------------------------------------------------------------------------------
Class A (without sales charge)          (13.64)%           (7.17)%           7/1/00
Class A/2/ (with sales charge)          (17.12)%          (10.00)%           7/1/00

Class B (without CDSC)                  (14.45)%           (8.02)%           7/1/00
Class B/2/ (with CDSC)                  (17.87)%          (10.80)%           7/1/00

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.
/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

+This Fund is not available to institutional class investors.

THE AAL INTERNATIONAL FUND

A Share Ticker . . . AAITX  . . .  B Share Ticker . . .  BBITX  . . .  A Share Assets . . .$147,147,945 . . .  B Share Assets .
 .              .$10,738,771 . . . I Share Assets . . .$2,720,628 . . A Share NAV. . . $8.16 . . . B Share NAV . . . $7.99 . . . I
Share NAV. . . $8.24 . . .Number of Securities in Portfolio. . . 73

[PHOTOS OMITTED HERE]

International stock markets fell in the months prior to September 11, reflecting declining faith in the timing and pace of the expected economic recovery. Interestingly, these price declines occurred despite signs that a recovery had begun to take hold. In the immediate aftermath of the terrorist attacks, however, markets priced in an additional risk premium for the likelihood that the current slowdown would be longer than initially feared. The MSCIEAFE Index returned negative 18.4% for the six months, and The AAL International Fund underperformed for the period with a total return of negative 22.7%.

Sector performance during the third calendar quarter reveals the intensity of initial investor reaction to September’s terrorist attacks and the potential impact on the economy. The variance of returns between perceived safe sectors such as health care (minus 0.8%), utilities (minus 1.5%) and consumer staples (minus 2.7%) and economically sensitive sectors like consumer discretionary (minus 24.5%) and information technology (minus 32.9%) was enormous. In The AALInternational Fund, Alstom fell nearly 49% for the quarter. The French producer of power generation equipment also has a business that builds cruise ships, and one of its customers went bankrupt. Alstom provided financing to its customers, and investors routed the stock on the fear that Alstom’s credit exposure to its customer posed a financial threat to the company. The cruise ship business is only 3% of earnings, however, and the potential loss in a worst-case scenario represents no threat to Alstom’s balance sheet. The stock has begun to recover and represents a major opportunity in our view. (Please see the schedule of investments for more information about the Fund’s holdings.)

The Fund’s performance was affected by other stocks that were treated indiscriminately by the flight to safety. Japanese automaker Nissan, for example, fell 42.3% during the third quarter, sold alongside other auto manufacturers. Investors chose to disregard that Nissan’s restructuring program has improved its cost structure, giving the company better control over its costs, and its earnings profile. We think this enhanced control over the bottom line is more valuable during economic uncertainty, and the market appears to be reconsidering; the stock has rallied nearly 50% from its trough in September. Nissan is an example of a stock that we feel presents an inefficiency as markets recover their bearings.

The stocks we discussed illustrate two points. First, the Fund’s performance in the recent turmoil was heavily influenced by fear, by an instinctive rather than an analytical response to an act of terror. Second, the panic has created inefficiencies and opportunities, as market dislocations do. We view this as a good time to be looking at international stocks through analysis of company fundamentals; our philosophy, is to take just that approach.

Market conditions have not been conducive to trading during the last few months. Volatility has been high and liquidity scarce, and we felt that moves to reposition the Fund in such circumstances would be ill advised.

The good news is that stocks are cheap relative to bonds, and international equity markets are at discounts to the United States’. We also observe that the United States and its allies are willing to do whatever it takes to turn the economy around. The markets offer us examples of strong earning growth potential at attractive valuations. Quality companies are for sale at bargain prices, and we are preparing to take advantage of them.

/s/Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/L. Sean Roche

L. Sean Roche
Portfolio Manager

Foreign investments involve additional risk including currency fluctuations and greater political, economic and market instablity, and different accounting standards as compared with domestic investments.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date       The AAL International Fund     EAFE Index*

1-Aug-95         9,596.93                10,000.00
31-Aug-95        9,616.12                 9,618.54
29-Sep-95        9,577.74                 9,806.39
31-Oct-95        9,558.54                 9,542.79
30-Nov-95        9,558.54                 9,808.31
29-Dec-95        9,735.51                10,203.49
31-Jan-96       10,149.17                10,245.38
29-Feb-96       10,110.69                10,280.01
29-Mar-96       10,264.61                10,498.32
30-Apr-96       10,659.04                10,803.54
31-May-96       10,601.32                10,604.73
28-Jun-96       10,649.42                10,664.42
31-Jul-96       10,293.47                10,352.73
30-Aug-96       10,322.33                10,375.41
30-Sep-96       10,514.73                10,651.04
31-Oct-96       10,610.94                10,542.04
29-Nov-96       10,986.12                10,961.48
31-Dec-96       10,923.86                10,820.49
31-Jan-97       11,123.20                10,441.70
28-Feb-97       11,372.38                10,612.59
31-Mar-97       11,352.44                10,651.01
30-Apr-97       11,332.51                10,707.53
30-May-97       11,850.79                11,404.31
30-Jun-97       12,209.61                12,033.22
31-Jul-97       12,289.34                12,227.90
29-Aug-97       11,890.66                11,314.67
30-Sep-97       12,060.10                11,948.50
31-Oct-97       11,372.38                11,030.08
28-Nov-97       11,183.00                10,917.64
31-Dec-97       11,030.07                11,012.87
30-Jan-98       11,324.64                11,516.53
27-Feb-98       11,728.31                12,255.50
31-Mar-98       12,088.34                12,632.87
30-Apr-98       12,164.71                12,732.86
29-May-98       12,284.73                12,671.05
30-Jun-98       12,131.98                12,766.97
31-Jul-98       12,011.97                12,896.40
31-Aug-98       10,975.52                11,298.67
30-Sep-98       10,615.49                10,952.27
30-Oct-98       11,171.90                12,093.94
30-Nov-98       11,771.95                12,713.52
31-Dec-98       12,250.26                13,215.07
29-Jan-99       12,765.46                13,176.05
26-Feb-99       12,330.40                12,862.04
31-Mar-99       12,525.03                13,398.92
30-Apr-99       12,994.43                13,941.84
28-May-99       12,547.93                13,223.84
30-Jun-99       12,914.29                13,739.40
30-Jul-99       13,269.21                14,147.78
31-Aug-99       13,647.02                14,199.45
30-Sep-99       13,864.54                14,342.38
29-Oct-99       14,379.74                14,879.59
30-Nov-99       15,169.71                15,396.58
31-Dec-99       17,108.75                16,778.45
31-Jan-00       16,467.46                15,712.37
29-Feb-00       17,658.43                16,135.34
31-Mar-00       17,601.17                16,760.81
28-Apr-00       16,101.01                15,878.81
31-May-00       15,562.78                15,490.98
30-Jun-00       16,307.14                16,096.81
31-Jul-00       15,654.39                15,421.95
31-Aug-00       15,952.14                15,555.81
29-Sep-00       15,001.65                14,798.37
31-Oct-00       14,440.52                14,448.80
30-Nov-00       13,684.71                13,906.97
29-Dec-00       14,007.83                14,401.28
31-Jan-01       14,151.25                14,393.85
28-Feb-01       12,884.33                13,314.77
30-Mar-01       11,904.26                12,427.19
30-Apr-01       12,621.39                13,290.78
31-May-01       12,071.59                12,821.70
29-Jun-01       11,569.61                12,297.36
31-Jul-01       11,282.76                12,073.61
31-Aug-01       10,732.96                11,767.64
28-Sep-01        9,525.80                10,575.69
31-Oct-01        9,752.89                10,846.56

*The MSCIEAFE Index® is an unmanaged market  capitalization-weighted equity index composed of a sample of companies  representative  of the market structure in 20  countries.  Constituent  stocks  are  selected  on the basis of  industry representation,  liquidity and  sufficient  float.  It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                  From        Inception
                                       1-Year       5-Year       Inception      Date
----------------------------------------------------------------------------------------------
Class A (without sales charge)       (32.46)%       (1.67)%         0.26%        8/1/95
Class A/2/ (with sales charge)       (35.19)%       (2.47)%        (0.40)%       8/1/95

Class B (without CDSC)               (33.21)%         N/A          (3.41)%       1/8/97
Class B/2/ (with CDSC)               (35.88)%         N/A          (3.61)%       1/8/97

Class I/3/                           (32.03)%         N/A          (3.39)%     12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL CAPITAL GROWTH FUND

 A Share Ticker. . AALGX. . . B Share Ticker.  .BBLGX .  .I Share Ticker. . IILGX ...A Share Assets. ..$3,285,894,607. .. B Share
Assets. . .      $132,764,099 . .I Share Assets. . . $61,996,786. . . A Share NAV. . .$29.20 . . . B Share NAV. . $28.16.. . .I Share
NAV. . $29.25.. . .Number of Securities in Portfolio. . .97

[PHOTO OMITTED HERE]

The last six months have been a difficult period for the large-capitalization equity market. The S&P 500 had a total return of negative 14.6% during this period. The AAL Capital Growth Fund underperformed the S&P 500 on a relative basis. The total return for The AAL Capital Growth Fund for the period ended October 31, 2001, was negative 15.8%.

The main reason the Fund underperformed the S&P 500 by 1.2% over the last six months was the Fund’s overweighting in the consumer staples sector during this period. Although consumer staples are a defensive sector, the Fund’s stock selection within the sector caused the Fund to slightly lag the S&P 500. The Fund remains overweighted in the consumer staples sector, and we believe the outlook for the sector remains bright.

The biggest help to performance was the stock selection within the technology sector. Although the Fund is almost market-weighted in the technology sector, the Fund was overweighted in data processing companies. This almost offset the underperformance from the consumer staples sector.

The market conditions that caused this decline were primarily the result of the monetary policy of the Federal Reserve. The Federal Funds rate peaked in May of 2000 at 6.5% and held rates there until January of 2001. These high rates caused the economy to slow down, and when it did, the stock market took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy, as well as the fiscal stimulus package being considered by Congress, will keep the economic slowdown from turning into a recession.

The main things we are watching in this regard are corporate insider buying and earnings estimate revisions. As of the end of October, corporate insiders had just begun to buy and had dramatically slowed their selling. Earnings estimate revisions still remain negative but should begin turning positive in the second half of 2001.

/s/Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date      The AAL Capital   S&P 500*
           Growth Fund

31-Oct-91     9,599.42     10,000.00
30-Nov-91     9,286.23      9,597.10
31-Dec-91    10,360.15     10,694.72
31-Jan-92    10,109.98     10,495.48
28-Feb-92    10,154.13     10,631.39
31-Mar-92     9,999.61     10,424.61
30-Apr-92    10,345.44     10,730.68
29-May-92    10,411.66     10,783.26
30-Jun-92    10,264.50     10,622.81
31-Jul-92    10,634.45     11,056.75
31-Aug-92    10,508.20     10,830.42
30-Sep-92    10,589.89     10,957.67
30-Oct-92    10,716.14     10,995.48
30-Nov-92    10,946.35     11,369.87
31-Dec-92    10,950.81     11,509.38
29-Jan-93    10,763.29     11,605.60
26-Feb-93    11,063.32     11,763.78
31-Mar-93    11,190.83     12,012.00
30-Apr-93    11,123.32     11,721.67
31-May-93    11,295.83     12,035.22
30-Jun-93    11,258.33     12,070.49
30-Jul-93    11,161.75     12,021.96
31-Aug-93    11,479.79     12,478.08
30-Sep-93    11,351.06     12,382.37
29-Oct-93    11,631.24     12,638.56
30-Nov-93    11,525.22     12,518.12
31-Dec-93    11,614.03     12,669.46
31-Jan-94    11,698.47     13,100.22
28-Feb-94    11,399.10     12,744.68
31-Mar-94    10,969.23     12,189.01
29-Apr-94    11,122.75     12,345.28
31-May-94    11,138.11     12,547.86
30-Jun-94    10,894.77     12,240.32
29-Jul-94    11,158.79     12,642.29
31-Aug-94    11,477.17     13,160.62
30-Sep-94    11,321.87     12,838.84
31-Oct-94    11,601.42     13,127.33
30-Nov-94    11,251.98     12,649.24
30-Dec-94    11,454.19     12,836.82
31-Jan-95    11,740.34     13,169.68
28-Feb-95    12,124.60     13,682.90
31-Mar-95    12,337.17     14,086.69
28-Apr-95    12,721.43     14,501.54
31-May-95    13,162.91     15,081.17
30-Jun-95    13,332.15     15,431.50
31-Jul-95    13,785.07     15,943.21
31-Aug-95    13,727.42     15,983.23
29-Sep-95    14,377.97     16,657.72
31-Oct-95    14,303.86     16,598.25
30-Nov-95    14,839.12     17,326.92
29-Dec-95    15,004.62     17,660.63
31-Jan-96    15,626.62     18,261.80
29-Feb-96    15,652.18     18,431.09
29-Mar-96    15,626.62     18,608.58
30-Apr-96    16,010.05     18,882.87
31-May-96    16,359.39     19,369.86
28-Jun-96    16,346.61     19,443.66
31-Jul-96    15,610.58     18,584.64
30-Aug-96    15,935.80     18,976.59
30-Sep-96    17,074.07     20,044.59
31-Oct-96    17,279.47     20,597.42
29-Nov-96    18,648.82     22,154.38
31-Dec-96    18,313.27     21,715.50
31-Jan-97    19,498.24     23,072.28
28-Feb-97    19,300.75     23,253.17
31-Mar-97    18,376.11     22,297.70
30-Apr-97    19,300.75     23,628.87
30-May-97    20,593.45     25,067.40
30-Jun-97    21,524.37     26,190.41
31-Jul-97    23,081.11     28,274.39
29-Aug-97    21,947.30     26,690.45
30-Sep-97    22,901.14     28,152.29
31-Oct-97    22,649.19     27,212.00
28-Nov-97    23,684.01     28,471.65
31-Dec-97    24,460.80     28,960.51
30-Jan-98    24,526.66     29,280.81
27-Feb-98    26,464.70     31,392.54
31-Mar-98    27,565.44     33,000.15
30-Apr-98    27,885.31     33,332.13
29-May-98    27,066.82     32,759.16
30-Jun-98    28,780.01     34,089.83
31-Jul-98    28,403.19     33,726.78
31-Aug-98    24,088.54     28,850.56
30-Sep-98    25,718.31     30,698.73
30-Oct-98    27,734.32     33,195.76
30-Nov-98    29,288.73     35,207.75
31-Dec-98    31,356.40     37,236.43
29-Jan-99    32,888.78     38,793.65
26-Feb-99    32,208.78     37,587.95
31-Mar-99    33,358.07     39,091.84
30-Apr-99    34,354.12     40,605.87
28-May-99    33,731.59     39,647.16
30-Jun-99    35,521.61     41,847.58
30-Jul-99    34,630.21     40,541.10
31-Aug-99    33,777.16     40,340.42
30-Sep-99    33,422.51     39,234.69
29-Oct-99    35,713.30     41,717.46
30-Nov-99    36,528.02     42,565.58
31-Dec-99    38,445.88     45,072.69
31-Jan-00    36,484.75     42,808.24
29-Feb-00    35,290.60     41,997.88
31-Mar-00    38,620.63     46,106.53
28-Apr-00    37,542.98     44,719.18
31-May-00    37,591.53     43,801.55
30-Jun-00    38,682.77     44,881.25
31-Jul-00    37,982.63     44,179.76
31-Aug-00    39,626.01     46,923.76
29-Sep-00    38,099.32     44,446.66
31-Oct-00    38,789.73     44,258.65
30-Nov-00    37,068.55     40,769.30
29-Dec-00    38,026.30     40,968.66
31-Jan-01    37,747.38     42,422.23
28-Feb-01    35,867.24     38,554.17
30-Mar-01    34,090.41     36,111.76
30-Apr-01    35,970.55     38,918.01
31-May-01    35,670.97     39,178.76
29-Jun-01    34,412.84     38,225.15
31-Jul-01    33,728.11     37,849.01
31-Aug-01    31,601.30     35,479.66
28-Sep-01    29,443.37     32,614.68
31-Oct-01    30,294.09     33,236.64

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                         From      Inception
                                      1-Year     5-Year     10-Year    Inception     Date
----------------------------------------------------------------------------------------------------
Class A (without sales charge)       (21.90)%     11.88%    12.18%       11.17%     7/16/87
Class A/2/ (with sales charge)       (25.02)%     10.97%    11.72%       10.85%     7/16/87

Class B (without CDSC)               (22.70)%         NA        NA        9.65%      1/8/97
Class B/2/ (with CDSC)               (25.80)%         NA        NA        9.50%      1/8/97
Class I/3/                           (21.61)%         NA        NA        6.68%    12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL LARGE COMPANY INDEX FUND II+

                  A Share Ticker  .  .  .  AALCX  .  .  .   A Share Assets  .  .  .$22,777,181    .  .  .   B Share Assets  .  .
 .  $1,895,219   .  .  .   A Share NAV  .  .  .  $7.20   .  .  .   B Share NAV  .  .  . $7.12   .  .  .   Number of Securities in
Portfolio  .  .  .  500

[PHOTO OMITTED HERE]

The total return of The AAL Large Company Index Fund II was down 15.2% for the six months ending October 31, 2001, versus a return for the S&P 500 of negative 14.6% over this time period. The difference in performance was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

The past six months have been a very difficult period for stocks, given the terrorist attacks in September on top of an already troubled economic environment. The S&P 500 performance reflected continued concerns regarding the economy and whether the economic slowdown will worsen. Stocks in nearly every economic sector showed negative returns for the six-month period. Most sectors posted double-digit losses, with health care stocks being one of the few exceptions with losses of just over 1%. Utility stocks lead on the downside with losses over 27% for the period. Technology stocks continued to perform poorly as well, posting losses of nearly 24%, although they have rebounded strongly from their lows in September. While the stock market as a whole has also rebounded from its mid-September lows, there is still plenty of uncertainty regarding the outlook for stocks going forward. Investors remain hopeful that the interest rate cuts made by the Federal Reserve can help get the economy turned around in the not-too-distant future.

The AAL Large Company Index Fund II, as an index fund, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to duplicate the performance of the S&P 500, in order to provide broad exposure to large-capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Variances in performance relative to the index are a function of Fund expenses, transaction fees, and minor differences in Fund composition relative to that of the index. All of these causes of variation in performance will have less of an impact as the Fund grows in size.

/s/Timothy C. Utecht

Timothy C. Utecht
Portfolio Manager

Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

+This Fund is not available to institutional class investors.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date   AAL Large Company Index Fund II       S&P 500*

1-Jul-00          9,596.93                 10,000.00
31-Jul-00         9,414.59                  9,743.22
31-Aug-00         9,980.81                 10,348.37
29-Sep-00         9,443.38                  9,802.08
31-Oct-00         9,366.60                  9,760.62
30-Nov-00         8,608.45                  8,991.09
29-Dec-00         8,646.83                  9,035.06
31-Jan-00         8,915.55                  9,355.62
28-Feb-01         8,090.21                  8,502.58
30-Mar-01         7,571.98                  7,963.94
30-Apr-01         8,147.79                  8,582.82
31-May-01         8,186.18                  8,640.32
29-Jun-01         7,975.05                  8,430.01
31-Jul-01         7,888.68                  8,347.06
31-Aug-01         7,389.64                  7,824.54
28-Sep-01         6,794.63                  7,192.71
31-Oct-01         6,909.79                  7,329.87

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index. Index funds are  subject  to the same  market  risks  associated  with the  stocks  in their respective indexes.

                         Average Annual Total Returns/1/
                                October 31, 2001

                                                        From           Inception
                                        1-Year        Inception          Date
-------------------------------------------------------------------------------------
Class A (without sales charge)           (26.23)%      (21.90)%           7/1/00
Class A/2/ (with sales charge)           (29.20)%      (24.28)%           7/1/00

Class B (without CDSC)                   (26.90)%      (22.56)%           7/1/00
Class B/2/ (with CDSC)                   (29.82)%      (24.90)%           7/1/00

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.
/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

THE AAL EQUITY INCOME FUND

A Share Ticker .  . AAUTX  . .  B Share Ticker .  . BBEIX  . .  A Share Assets .  . $270,523,462 . .B Share Assets .. .$12,123,778 .
 . .            I Share Assets . .$8,566,979 .  . A Share NAV. .$12.33 ... . B Share NAV. . .$12.31 . .. I Share NAV. . .$12.35 .. .
Number of Securities in Portfolio. . . 93

[PHOTO OMITTED HERE]

The stock market has experienced a rather difficult period over the last six months. In fact, the stock market has been in decline since the third quarter of 2000 and is suffering through its first protracted period of underperformance in over a decade.

Despite the Federal Reserve’s efforts to reignite the U.S. economy with ten interest rate cuts since the beginning of 2001, the U.S. economy continues to weaken and in all likelihood slipped into recession during the third quarter of 2001. Additionally, many of the other major world economies have slipped substantially in 2001, thus negatively impacting foreign earnings of many U.S. multi-national companies.

In that environment the S&P 500 has fallen 14.6% over the last six months and almost 30% since its peak in early September of 2000, while the technology-heavy Nasdaq has fallen 20.0% over the last six months and an incredible 59.7% since September 1, 2000.

Interestingly, the more value-oriented portion of the S&P 500 has fallen 18.1% during the past six months while the more growth-oriented portion has fallen only 11.1%. This is a complete reversal of what we saw during the first four months of 2001. It is somewhat surprising that growth stocks have outperformed value stocks during the sustained downturn of the last six months, but this is probably more a reflection of how much growth stocks underperformed during the fourth quarter of 2000 and the first quarter of 2001.

While the S&P 500 (large-cap stocks) declined 14.6% over the past six months, the S&P MidCap 400(mid-cap stocks) and S&P SmallCap 600 (small-cap stocks) declined 11.2% and 7.5%, respectively. The small- and mid-cap stocks continued their outperformance versus large-cap stocks, a trend that has been in place since the first half of 2000.

While stocks in general have had substantial corrections from the peak levels of 2000, the earnings of U.S. companies have fallen even more rapidly and thus, the valuation levels of the stock market look even more expensive today than they did in 2000. In fact, at the end of October the price/earnings ratio (PE) of the S&P 500 on trailing earnings stood at an all-time record high. These valuation levels reflect not only rapidly falling earnings estimates, but suggest that the equity markets have already begun to discount an economic recovery in 2002. By these measures, stocks do not appear cheap.

One would expect equity income funds to outperform stock market indexes during a period of sustained underperformance like the past six months and that is exactly what The AAL Equity Income Fund did. While the Fund declined 14.6% for the period, the S&P 500 Barra Value Index declined 18.1%. The Barra Value Index represents the 50% of the S&P 500 that is the most value-oriented.

The biggest contributor to the relative outperformance versus the Barra Value Index came from the Fund’s good performance in the consumer staples sector, particularly its food-related stocks. A second area of strength was the Fund’s underweighting in technology stocks and the relatively better performance of the technology stocks it did own. On the negative side, the Fund’s stock selection in the energy sector was a weakness.

Our investment strategy continues to be one of positioning the Fund as a more value-oriented alternative to AAL’s other large-cap equity funds. We attempt to accomplish this by trying to maximize value in the Fund versus growth. The goal is to add value primarily through superior stock selection as opposed to sector allocation or sector rotation. Our definition of value tends to emphasize stocks that trade not only at a discount to the market’s price/earnings ratio but also at a discount to their earnings growth rates.

/s/Lewis A. Bohannon

Lewis A. Bohannon
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Date      AAL Equity Income Fund    S&P 500/Barra Index*

18-Mar-94           9,596.93             10,000.00
31-Mar-94           9,520.15              9,444.44
29-Apr-94           9,548.94              9,643.34
31-May-94           9,337.81              9,802.94
30-Jun-94           9,117.08              9,531.79
29-Jul-94           9,378.40              9,854.25
31-Aug-94           9,388.08             10,132.83
30-Sep-94           9,126.76              9,775.95
31-Oct-94           9,224.37              9,988.77
30-Nov-94           9,087.72              9,584.03
30-Dec-94           8,912.01              9,701.72
31-Jan-95           9,286.22              9,964.44
28-Feb-95           9,276.37             10,351.16
31-Mar-95           9,207.44             10,636.54
30-Apr-95           9,406.09             10,986.70
31-May-95           9,882.85             11,475.50
30-Jun-95           9,952.38             11,562.60
31-Jul-95          10,062.51             11,960.93
31-Aug-95          10,102.56             12,063.07
29-Sep-95          10,693.30             12,482.63
31-Oct-95          10,834.67             12,288.27
30-Nov-95          10,986.13             12,932.30
29-Dec-95          11,511.44             13,290.78
31-Jan-96          11,735.36             13,688.71
29-Feb-96          11,460.55             13,817.11
29-Mar-96          11,358.77             14,140.57
30-Apr-96          11,184.34             14,284.52
31-May-96          11,215.12             14,499.79
28-Jun-96          11,594.77             14,429.75
31-Jul-96          11,046.58             13,820.96
30-Aug-96          11,036.24             14,202.56
30-Sep-96          11,067.27             14,810.85
31-Oct-96          11,495.74             15,312.94
29-Nov-96          11,924.22             16,484.38
31-Dec-96          12,064.68             16,215.03
31-Jan-97          12,191.34             16,962.54
28-Feb-97          12,265.23             17,085.86
31-Mar-97          11,895.79             16,500.84
30-Apr-97          12,066.04             17,119.45
30-May-97          12,725.73             18,192.84
30-Jun-97          13,114.10             18,888.36
31-Jul-97          13,360.73             20,399.43
29-Aug-97          12,835.31             19,477.58
30-Sep-97          13,510.85             20,619.55
31-Oct-97          13,370.56             19,861.78
28-Nov-97          14,104.38             20,618.91
31-Dec-97          14,763.75             21,076.65
30-Jan-98          14,640.25             20,816.77
27-Feb-98          15,347.56             22,378.24
31-Mar-98          16,107.64             23,511.70
30-Apr-98          16,118.91             23,790.08
29-May-98          15,871.10             23,455.35
30-Jun-98          16,215.78             23,633.38
31-Jul-98          15,910.67             23,120.06
31-Aug-98          13,684.54             19,402.35
30-Sep-98          14,538.71             20,581.24
30-Oct-98          15,445.96             22,193.37
30-Nov-98          16,024.33             23,349.42
31-Dec-98          16,725.67             24,169.45
29-Jan-99          16,810.02             24,657.68
26-Feb-99          16,556.96             24,126.80
31-Mar-99          16,765.43             24,858.08
30-Apr-99          17,744.52             27,001.09
28-May-99          17,526.95             26,523.98
30-Jun-99          18,067.26             27,542.77
30-Jul-99          17,546.21             26,695.83
31-Aug-99          17,025.15             26,019.63
30-Sep-99          16,653.14             25,001.48
29-Oct-99          17,090.75             26,412.81
30-Nov-99          17,066.43             26,258.03
31-Dec-99          17,409.50             27,244.55
31-Jan-00          16,873.44             26,377.62
29-Feb-00          16,654.15             24,729.55
31-Mar-00          17,908.15             27,308.10
28-Apr-00          17,602.55             27,125.41
31-May-00          17,932.60             27,210.04
30-Jun-00          17,329.95             26,135.24
31-Jul-00          17,403.54             26,658.21
31-Aug-00          18,433.77             28,445.64
29-Sep-00          18,571.14             28,438.82
31-Oct-00          18,595.75             28,970.05
30-Nov-00          17,918.87             27,487.37
29-Dec-00          19,064.77             28,901.87
31-Jan-01          19,181.89             30,122.10
28-Feb-01          18,765.46             28,125.61
30-Mar-01          18,049.07             27,015.49
30-Apr-01          19,056.15             28,848.22
31-May-01          19,226.18             29,149.98
29-Jun-01          18,148.15             28,205.81
31-Jul-01          17,990.34             27,718.13
31-Aug-01          17,253.90             26,116.02
28-Sep-01          16,027.32             23,635.26
31-Oct-01          16,278.16             23,635.26

*An unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P  500/Barra Index is designed so that  approximately  one-half  of  the  S&P  500  market  capitalization  is characterized as “value” and the other half as “growth.”  It is not  possible to invest  directly in either  Index.  The  composition  of the
S&P  500/Barra Value Index serves as a better  reflection of the Fund’s current investment strategy than does the S&P 500.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                                 From           Inception
                                       1-Year       5-Year       Inception      Date
----------------------------------------------------------------------------------------------
Class A (without sales charge)        (12.46)%       7.20%         7.17%         3/18/94
Class A/2/ (with sales charge)        (15.97)%       6.33%         6.60%         3/18/94

Class B (without CDSC)                (13.35)%          NA         5.43%          1/8/97
Class B/2/ (with CDSC)                (16.82)%          NA         5.26%          1/8/97
Class I/3/                            (12.11)%          NA         3.23%        12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

THE AAL BALANCED FUND

                 A Share Ticker . . . AABFX . .  B Share Ticker . .. BBBFX . . .A Share Assets .  .  $290,414,826 . . . B Share
Assets . .               $21,170,181 .  . .I Share Assets . . $3,544,196. .  A Share NAV.  . $11.55 . . B Share NAV. . $11.49..  . I
Share NAV . .  $11.54.  . Number of Securities in Portfolio. . . 170

[PHOTOS OMITTED HERE]

The last six months have been a difficult period for the equity market, but it was a very good period for the bond market. The S&P 500 had a total return of negative 14.6% while the Lehman Aggregate Bond Index had a total return of 7.9%. The total return for The AAL Balanced Fund for the period ended October 31, 2001, was negative 5.8%.

Bonds outperformed all asset classes over the last six months. The bonds in the Fund continue to be well diversified among corporates, U.S. Treasuries and Agencies, asset-backed securities and mortgage-backed securities. Our weighting in the three-to-eight-year part of the yield curve added significant value to the Fund. While interest rates are extremely low, the spread over treasuries available on corporate bond investments is extremely wide. We believe it likely that the spread over treasuries on corporate bonds and other sectors will narrow, causing the value of those securities to increase relative to treasuries. The Fund has gradually added to its corporate bond holdings and is well positioned to benefit from the spread tightening that we expect.

The Fund was also underweighted in equities, but the Fund’s equity performance lagged the S&P 500. These two factors cancelled each other out. The main reason the equity portion of The AAL Balanced Fund underperformed the S&P 500 was the Fund’s overweighting in the consumer staples sector during the period. Although consumer staples was a defensive sector, the Fund’s stock selection within the sector caused the Fund’s equities to slightly lag the S&P 500. The Fund remains overweighted in the consumer staples sector, and we believe the outlook for the sector remains bright.

The biggest help to the equity performance of the Fund was the stock selection within the technology sector. Although the Fund’s equities are almost market-weighted in the technology sector, the Fund was overweighted in data processing companies. This almost offset the underperformance from the consumer staples sector.

The market conditions that caused the decline in the equity market were primarily the result of the monetary policy of the Federal Reserve. The Federal Funds rate peaked in May of 2000 at 6.5% and held rates there until January of 2001. These high rates caused the economy to slow down, and when it did, the stock market took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy, as well as the fiscal stimulus package being considered by Congress, will keep the economic slowdown from turning into a recession.

The main things we are watching in this regard are corporate insider buying and earnings estimate revisions. As of the end of October, corporate insiders had just begun to buy and had dramatically slowed their selling. Earnings estimate revisions still remain negative but should begin turning positive in the second half of 2001.

/s/Frederick L. Plautz                          /s/Alan D. Onstad

Frederick L. Plautz                             Alan D. Onstad
Portfolio Manager                               Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

Date               AAL Balanced Fund        S&P 500*        Lehman Aggregate Bond Index**

29-Dec-97            9,596.93              10,000.00                10,000.00
31-Dec-97            9,596.93              10,180.22                 10,007.90
30-Jan-98            9,654.51              10,292.70                10,136.40
27-Feb-98           10,086.37              11,034.63                10,128.80
31-Mar-98           10,333.01              11,599.25                10,163.64
30-Apr-98           10,400.36              11,715.90                10,216.70
29-May-98           10,256.04              11,514.74                10,313.55
30-Jun-98           10,664.94              11,982.10                10,401.01
31-Jul-98           10,587.66              11,854.85                10,423.06
31-Aug-98            9,718.23              10,143.01                10,592.75
30-Sep-98           10,180.29              10,792.84                10,840.72
30-Oct-98           10,578.19              11,669.97                10,783.48
30-Nov-98           10,888.74              12,376.97                10,844.52
31-Dec-98           11,328.24              13,089.73                10,877.16
29-Jan-99           11,659.71              13,636.90                10,954.82
26-Feb-99           11,445.23              13,213.20                10,763.55
31-Mar-99           11,697.73              13,741.70                10,823.29
30-Apr-99           11,903.47              14,273.86                10,857.60
28-May-99           11,727.12              13,937.27                10,762.49
30-Jun-99           12,013.20              14,710.13                10,728.16
30-Jul-99           11,835.81              14,251.25                10,682.56
31-Aug-99           11,678.13              14,180.27                10,677.11
30-Sep-99           11,667.29              13,791.98                10,800.97
29-Oct-99           12,093.53              14,664.39                10,840.82
30-Nov-99           12,252.14              14,962.52                10,840.06
31-Dec-99           12,570.40              15,843.81                10,787.81
31-Jan-00           12,211.25              15,047.82                10,752.54
29-Feb-00           12,061.60              14,762.96                10,882.54
31-Mar-00           12,683.02              16,207.23                11,025.86
30-Apr-00           12,471.97              15,719.55                10,994.44
31-May-00           12,461.92               15,396.98               10,989.38
30-Jun-00           12,747.34              15,776.52                11,217.96
31-Jul-00           12,676.46              15,529.93                11,319.82
31-Aug-00           13,010.59              16,494.50                11,483.95
29-Sep-00           12,787.84              15,623.75                11,556.19
31-Oct-00           12,940.92              15,557.66                11,632.57
30-Nov-00           12,716.40              14,331.10                11,822.88
29-Dec-00           12,986.98              14,401.18                12,042.20
31-Jan-01           13,007.54              14,912.13                12,239.09
28-Feb-01           12,719.63              13,552.44                12,345.69
30-Mar-01           12,485.80              12,693.90                12,407.67
30-Apr-01           12,858.82              13,680.34                12,356.17
31-May-01           12,817.37              13,772.00                12,430.81
29-Jun-01           12,573.36              13,436.79                12,477.67
31-Jul-01           12,562.93              13,304.57                12,756.67
31-Aug-01           12,198.03              12,471.70                12,902.86
28-Sep-01           11,835.64              11,464.61                13,053.18
31-Oct-01           12,118.94              11,683.24                13,326.38

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

**An unmanaged index that  encompasses  five major classes of U.S.  fixed-income securities:  U.S.  Treasury and  Government  Agency  securities,  corporate debt obligations,  mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                October 31, 2001
                                                          From        Inception
                                            1-Year      Inception       Date
----------------------------------------------------------------------------------
Class A (without sales charge)             (6.35)%       6.26%        12/29/97
Class A/2/ (with sales charge)            (10.11)%       5.13%        12/29/97

Class B (without CDSC)                     (7.32)%       5.26%        12/29/97
Class B/2/ (with CDSC)                    (11.02)%       4.81%        12/29/97
Class I/3/                                 (5.99)%       6.58%        12/29/97

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower.

/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

                         THE AAL TECHNOLOGY STOCK FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks  long-term  capital  appreciation  by  investing  primarily  in a diversified  portfolio of common stocks and securities  convertible  into common stocks.

   Shares  Common Stocks (95.0%)                Market Value
================================================================================

================================================================================
Capital Goods (2.3%)
     8,500  Concord EFS, Inc.*                      $232,645
    11,600  eFunds Corporation*                      179,800
     6,600  First Data Corporation                   445,962
            Total Capital Goods                      858,407
--------------------------------------------------------------------------------

Communication Services (2.4%)
    24,100  American Tower Corporation*              265,582
     8,900  Sprint PCS Group*                        198,470
     8,000  Verizon Communications, Inc.             398,480
            Total Communication Services             862,532
--------------------------------------------------------------------------------

Consumer Cyclicals (9.7%)
    52,600  AOL Time Warner, Inc.                  1,641,646
    27,600  Charter Communications, Inc.*            390,264
     5,000  eBay, Inc.*                              262,400
    24,300  Gemstar-TV Guide International,
            Inc.*                                    492,561
    17,000  Macrovision Corporation*                 418,370
    10,200  Pixar Animation Studios*                 376,380
            Total Consumer Cyclicals               3,581,621
--------------------------------------------------------------------------------

Health Care (3.3%)
     3,800  Cephalon, Inc.*                          239,590
     8,600  InterMune, Inc.*                         375,562
     4,900  MedImmune, Inc.*                         192,276
    11,100  Protein Design Labs, Inc.*               366,411
     1,400  Therasense, Inc.*                         36,120
            Total Health Care                      1,209,959
--------------------------------------------------------------------------------

Information Technology (77.3%)
    90,300  ADC Telecommunications, Inc.*            410,865
    47,300  Agere Systems, Inc.*                     217,580
    12,000  Analog Devices, Inc.*                    456,000
    10,900  Applied Materials, Inc.*                 371,799
    30,300  Applied Micro Circuits Corporation*      334,209
    26,800  BEA Systems, Inc.*                       325,352
    16,500  Brocade Communications
            Systems, Inc.*                           405,075
    10,300  Brooks Automation, Inc.*                 332,484
     6,900  CIENA Corporation*                       112,194
    37,500  Cirrus Logic, Inc.*                      417,375
    78,300  Cisco Systems, Inc.*                  $1,324,836
    33,900  Click Commerce, Inc.*                    111,531
    28,400  Compaq Computer Corporation              248,500
    32,500  Crown Castle International
            Corporation*                             380,250
    30,400  Dell Computer Corporation*               728,992
    47,900  Digital River, Inc.*                     634,642
    10,000  Electronic Arts, Inc.*                   514,600
    21,200  EMC Corporation*                         261,184
    25,800  GlobeSpan, Inc.*                         308,568
    38,800  Homestore.com, Inc.*                     199,432
    18,800  Integrated Device Technology, Inc.*      523,580
    48,700  Intel Corporation                      1,189,254
    15,300  International Business Machines
            Corporation                            1,653,471
    22,600  Intersil Corporation*                    740,150
   200,200  InterTrust Technologies Corporation*     250,250
    24,900  Interwoven, Inc.*                        182,019
    16,700  Intuit, Inc.*                            671,674
    10,000  Jabil Circuit, Inc.*                     212,000
    31,300  JDS Uniphase Corporation*                250,087
     4,300  KLA-Tencor Corporation*                  175,698
     4,700  Lexmark International, Inc.*             210,325
     5,500  Linear Technology Corporation            213,400
    40,000  Lucent Technologies, Inc.                268,000
    18,450  MatrixOne, Inc.*                         101,475
     6,900  Mercury Interactive Corporation*         164,358
    19,200  Micromuse, Inc.*                         177,600
    10,100  Micron Technology, Inc.*                 229,876
    44,700  Microsoft Corporation*                 2,599,305
    39,300  Motorola, Inc.                           643,341
    20,000  Nokia Corporation ADR                    410,200
    53,577  Nortel Networks Corporation              311,282
    10,300  Novellus Systems, Inc.*                  340,209
    19,700  NVIDIA Corporation*                      844,342
    59,300  Oracle Corporation*                      804,108
    58,300  Parametric Technology Corporation*       408,683
     5,300  PeopleSoft, Inc.*                        157,781
    14,600  PerkinElmer, Inc.                        392,886
     8,700  Plexus Corporation*                      217,500
    16,200  PMC-Sierra, Inc.*                        262,926
    27,100  Powerwave Technologies, Inc.*            414,630
    15,400  QLogic Corporation*                      605,990
    15,600  QUALCOMM, Inc.*                          765,180
    43,800  RealNetworks, Inc.*                      248,346
    12,400  RF Micro Devices, Inc.*                  253,456
     7,500  Siebel Systems, Inc.*                    122,475
    12,900  STMicroelectronics NV                    360,813
    34,700  Sun Microsystems, Inc.*                  352,205
    28,800  Texas Instruments, Inc.                  806,112
    12,000  VeriSign, Inc.*                          464,520
    12,700  VERITAS Software Corporation*           $360,426
    26,900  Vitesse Semiconductor Corporation*       253,936
    11,700  Xilinx, Inc.*                            355,914
    30,200  Yahoo!, Inc.*                            328,576
            Total Information Technology          28,393,827
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $54,117,684)              34,906,346
--------------------------------------------------------------------------------

   Principal                                                   Interest
     Amount      Short-Term Investments (6.7%)                  Rate/1/        Maturity Date        Market Value
=================================================================================================================================
   $1,001,000    Alpine Securitization Corporation              2.568%         11/2/2001              $1,000,929
      686,000    Edison Asset Securitization LLC                2.556          11/1/2001                 686,000
      782,000    Wal-Mart Stores, Inc.                          2.466          11/1/2001                 782,000
---------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $2,468,929)                      2,468,929
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (101.7%)
                                                (amortized cost basis $56,586,613)                    37,375,275
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                Other Assets, Less Liabilities  (-1.7%)                 (626,526)

                                                Net Assets: (100.0%)                                 $36,748,749

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                         THE AAL AGGRESSIVE GROWTH FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks  long-term  capital  appreciation  by  investing  primarily  in a diversified  portfolio of common stocks and securities  convertible  into common stocks.

   Shares  Common Stocks (92.3%)               Market Value
================================================================================

================================================================================
Capital Goods (3.6%)
    35,165  Raytheon Company                      $1,134,071
     7,245  Tyco International, Ltd.                 356,019
            Total Capital Goods                    1,490,090
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Communication Services (3.7%)
    16,670  America Movil SA de CV
            Class L ADR                              250,050
    54,695  AT&T Wireless Services, Inc.*            789,796
        36  NTT DoCoMo, Inc.                         488,215
            Total Communication Services           1,528,061
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Cyclicals (21.5%)
    40,430  Amazon.com, Inc.*                        282,201
    56,935  AOL Time Warner, Inc.*                 1,776,941
    27,055  Cablevision Systems Corporation*         926,634
    35,475  Charter Communications, Inc.*            501,617
    51,250  Comcast Corporation*                   1,836,800
    17,410  Cox Communications, Inc.*                666,803
     2,560  General Motors Corporation               105,779
   131,195  Liberty Media Corporation*             1,533,670
    11,810  Newell Rubbermaid, Inc.                  326,428
    12,435  Rainbow Media Group*                     265,487
       250  Tiffany & Company                          5,848
     6,725  TMP Worldwide, Inc.*                     200,741
    11,745  Viacom, Inc. Class B*                    428,810
            Total Consumer Cyclicals               8,857,759
--------------------------------------------------------------------------------

Consumer Staples (1.7%)
    11,810  Anheuser-Busch Companies, Inc.           492,005
     4,555  Coca-Cola Company                        218,093
            Total Consumer Staples                   710,098
--------------------------------------------------------------------------------

Energy (3.7%)
     8,470  Anadarko Petroleum Corporation           483,214
     6,415  Baker Hughes, Inc.                       229,849
    28,705  Petroleo Brasileiro SA -
            Petrobras ADR                            574,100
     4,995  Smith International, Inc.*               236,264
            Total Energy                           1,523,427
--------------------------------------------------------------------------------

Financials (16.0%)
    11,955  ACE, Ltd.                               $421,414
    17,325  AFLAC, Inc.                              423,769
    11,785  Allstate Corporation                     369,813
       435  Berkshire Hathaway Inc. Class B*       1,023,990
    39,085  Citigroup, Inc.                        1,779,149
    63,935  E*TRADE Group, Inc.*                     417,496
     8,085  Fannie Mae                               654,562
     8,045  Fifth Third Bancorp                      453,899
     4,860  Goldman Sachs Group, Inc.                379,858
    18,690  J.P. Morgan Chase & Company              660,878
            Total Financials                       6,584,828
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health Care (17.6%)
    11,640  American Home Products Corporation       649,861
     7,465  Bristol-Myers Squibb Company             399,004
     6,330  Cardinal Health, Inc.                    424,806
     2,295  CIGNA Corporation                        167,305
     4,580  Eli Lilly and Company                    350,370
    23,360  HCA - The Healthcare Company             926,458
     8,225  Laboratory Corporation of
            America Holdings*                        708,995
    17,090  McKesson Corporation                     632,159
    43,865  Pfizer, Inc.                           1,837,944
    14,750  Tenet Healthcare Corporation*            848,420
     4,465  UnitedHealth Group, Inc.*                293,574
            Total Health Care                      7,238,896
--------------------------------------------------------------------------------

Information Technology (21.2%)
    36,270  Analog Devices, Inc.*                  1,378,260
     8,755  ASM Lithography Holding NV ADR*          125,897
    14,335  Brocade Communications
            Systems, Inc.*                           351,924
    25,195  Celestica, Inc.*                         864,692
    14,755  Electronic Arts, Inc.*                   759,292
    32,085  Flextronics International, Ltd.*         638,492
     8,915  Maxim Integrated Products, Inc.*         407,861
   111,225  Nokia Corporation ADR*                 2,281,225
    20,324  Nokia Oyj*                               425,224
    17,380  PerkinElmer, Inc.                       $467,696
    29,835  Symbol Technologies, Inc.                383,380
    18,650  Waters Corporation*                      661,889
            Total Information Technology           8,745,832
--------------------------------------------------------------------------------

Utilities (3.3%)
     9,515  Dominion Resources, Inc.                $581,557
    10,315  El Paso Corporation                      506,054
    20,470  Enron Corporation                        284,533
            Total Utilities                        1,372,144
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $45,740,572)              38,051,135
--------------------------------------------------------------------------------

    Principal                                                     Interest
     Amount      Short-Term Investments (8.3%)                     Rate/1/       Maturity Date       Market Value
===============================================================================================================================
   $2,400,000    Federal Home Loan Mortgage Corporation           2.448%        11/1/2001                $2,400,000
    1,000,000    Federal Home Loan Mortgage Corporation           2.335        11/16/2001                   999,029
       32,189    Fidelity Domestic Portfolio Class III            2.260                                      32,189
-------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $3,431,218)                         3,431,218
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.6%)
                                                (amortized cost basis $49,171,790)                       41,482,353
-------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-0.6%)                    (255,890)
-------------------------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                                    $41,226,463

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                          THE AAL SMALL CAP STOCK FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks long-term capital growth by investing  primarily in a diversified portfolio of common  stocks,  and securities  convertible  into common stocks of small companies.

   Shares  Common Stocks (95.3%)               Market Value
================================================================================

Basic Materials (2.9%)
    62,800  Cambrex Corporation                   $2,323,600
   217,200  MacDermid, Inc.                        2,958,264
   319,600  PolyOne Corporation                    2,732,580
    39,400  Stillwater Mining Company*               614,246
            Total Basic Materials                  8,628,690
--------------------------------------------------------------------------------

Capital Goods (18.9%)
    18,325  Alliant Techsystems, Inc.*             1,599,039
   318,800  Artesyn Technologies, Inc.*            2,298,548
    78,700  Atlantic Coast Airlines
            Holdings, Inc.*                        1,477,986
    89,300  Banta Corporation                      2,594,165
   138,200  Consolidated Graphics, Inc.*           2,266,480
    99,600  Dycom Industries, Inc.*                1,190,220
    64,800  EMCOR Group, Inc.*                     2,534,976
    71,350  Graco, Inc.                            2,318,875
   267,100  Hall, Kinion & Associates, Inc.*       1,359,539
    77,550  Heartland Express, Inc.*               1,822,425
    87,900  IDEX Corporation                       2,557,890
   178,300  John H. Harland Company                3,453,671
   476,900  MasTec, Inc.*                          2,193,740
    50,400  Mercury Computer Systems, Inc.*        2,376,864
    80,900  Nordson Corporation                    1,814,587
    31,800  Oshkosh Truck Corporation              1,217,940
   344,100  Pemstar, Inc.*                         4,301,250
    98,300  Pentair, Inc.                          3,121,025
   125,500  Power-One, Inc.*                         992,705
    55,900  Regal-Beloit Corporation                 995,020
    39,000  Shaw Group, Inc.*                      1,072,500
    78,000  SkyWest, Inc.                          1,427,400
    58,800  Stewart & Stevenson Services, Inc.       869,064
   201,500  TeleTech Holdings, Inc.*               1,628,120
   144,337  Tetra Tech, Inc.*                      3,735,442
   112,700  USFreightways Corporation              3,506,097
    45,300  Woodward Governor Company              2,136,348
            Total Capital Goods                   56,861,916
--------------------------------------------------------------------------------

Consumer Cyclicals (20.2%)
    79,400  Applebee's International, Inc.*       $2,389,940
    84,500  Darden Restaurants, Inc.               2,705,690
   122,900  Emmis Communications
            Corporation*                           1,665,295
    53,200  Ethan Allen Interiors, Inc.            1,702,932
   125,800  Fossil, Inc.*                          2,282,012
    39,400  Harman International
            Industries, Inc.                       1,302,170
   520,900  Hasbro, Inc.                           8,631,313
    66,500  Insight Enterprises, Inc.*             1,080,625
    57,600  Jack in the Box, Inc.*                 1,416,960
   109,000  JAKKS Pacific, Inc.*                   2,054,650
    76,300  Lands' End, Inc.*                      2,444,652
    41,500  Linens 'n Things, Inc.*                  755,300
    60,770  M.D.C. Holdings, Inc.                  1,620,736
   270,200  Meade Instruments Corporation*         1,307,768
    82,400  Michaels Stores, Inc.*                 4,232,888
   152,600  Nautica Enterprises, Inc.*             1,849,512
    53,900  O'Reilly Automotive, Inc.*             1,523,214
    87,100  OshKosh B'Gosh, Inc.                   3,025,854
    49,300  Outback Steakhouse, Inc.*              1,422,305
   195,800  Radio One, Inc.*                       2,281,070
   225,600  Ross Stores, Inc.                      7,061,280
   187,900  ShopKo Stores, Inc.*                   1,625,335
    44,900  Sonic Corporation*                     1,504,599
   243,100  Tommy Hilfiger Corporation*            2,793,219
    91,500  Tower Automotive, Inc.*                  559,980
    51,200  Zale Corporation*                      1,465,344
            Total Consumer Cyclicals              60,704,643
--------------------------------------------------------------------------------

Consumer Staples (2.8%)
    76,300  Constellation Brands, Inc.*            3,131,352
    57,800  Dreyer's Grand Ice Cream, Inc.         1,890,060
   156,600  Elizabeth Arden, Inc.*                 2,065,554
    36,800  Whole Foods Market, Inc.*              1,278,800
            Total Consumer Staples                 8,365,766
--------------------------------------------------------------------------------

Energy (4.5%)
    45,400  Cabot Oil & Gas Corporation           $1,094,140
    59,200  Newfield Exploration Company*          2,060,752
    82,200  Patterson-UTI Energy, Inc.*            1,481,244
    86,600  Precision Drilling Corporation*        2,197,908
    54,400  Pride International, Inc.*               699,584
    58,900  Stone Energy Corporation*              2,329,495
    86,300  Vintage Petroleum, Inc.                1,509,387
   117,075  XTO Energy, Inc.                       2,107,350
            Total Energy                          13,479,860
--------------------------------------------------------------------------------

Financials (12.2%)
    30,200  Affiliated Managers Group, Inc.*       1,863,340
    83,600  Annuity and Life Re (Holdings), Ltd.   1,942,864
    58,000  BOK Financial Corporation*             1,798,000
    28,000  Commerce Bancorp, Inc.                 2,044,000
   109,100  Commercial Federal Corporation         2,723,136
    84,200  Community First Bankshares, Inc.       2,022,484
    31,600  Corus Bankshares, Inc.                 1,324,040
    46,800  Cullen/Frost Bankers, Inc.             1,261,728
    38,000  Downey Financial Corporation           1,335,320
    73,730  Fidelity National Financial, Inc.      1,696,527
    94,000  HCC Insurance Holdings, Inc.           2,584,060
    84,190  Hudson United Bancorp                  2,188,098
    93,300  IPC Holdings, Ltd.                     2,528,430
    76,500  Irwin Financial Corporation            1,185,750
    63,100  Raymond James Financial, Inc.          1,844,413
   140,400  Riggs National Corporation             1,986,660
   326,600  Vesta Insurance Group, Inc.            4,160,884
    91,610  Washington Federal, Inc.               2,074,967
            Total Financials                      36,564,701
--------------------------------------------------------------------------------

Health Care (10.8%)
    35,300  AdvancePCS, Inc.*                      2,145,181
    55,400  Alpharma, Inc.                         1,534,580
   112,300  American Medical Systems
            Holdings, Inc.*                        2,133,700
    43,900  Cephalon, Inc.*                        2,767,895
    32,800  D&K Healthcare Resources, Inc.         1,836,800
    41,800  InterMune, Inc.*                       1,825,406
    41,000  Invacare Corporation                   1,373,500
    84,800  Luminex Corporation*                   1,441,600
    23,600  Medicis Pharmaceutical
            Corporation*                           1,361,484
   106,900  Omnicare, Inc.                         2,125,172
    47,700  Orthodontic Centers of
            America, Inc.*                         1,203,471
    42,800  Pharmaceutical Product
            Development, Inc.*                    $1,141,476
    44,900  Respironics, Inc.*                     1,512,232
    79,200  STERIS Corporation*                    1,774,080
    52,400  Syncor International Corporation*      1,519,600
    68,400  TECHNE Corporation*                    2,061,576
     6,900  Therasense, Inc.*                        178,020
    51,100  Universal Health Services, Inc.*       2,063,929
    29,100  Varian Medical Systems, Inc.*          1,952,610
   150,200  Ventiv Health, Inc.*                     596,294
            Total Health Care                     32,548,606
--------------------------------------------------------------------------------

Information Technology (19.9%)
   172,100  Acxiom Corporation*                    2,029,059
    51,100  Alpha Industries, Inc.*                1,189,608
    92,900  Anixter International, Inc.*           2,303,920
    83,100  Axcelis Technologies, Inc.*            1,089,441
    32,200  Black Box Corporation*                 1,449,966
    44,200  Brooks Automation, Inc.*               1,426,776
    47,100  CACI International, Inc.*              2,930,091
    28,000  Cerner Corporation*                    1,505,000
   718,800  CIBER, Inc.*                           4,815,960
   229,500  Cirrus Logic, Inc.*                    2,554,335
   221,800  Computer Network
            Technology Corporation*                3,238,280
   224,900  Credence Systems Corporation*          3,058,640
   157,100  DMC Stratex Networks, Inc.*              856,195
    85,800  Fisher Scientific International, Inc.* 2,565,420
    65,700  Hyperion Solutions Corporation*          985,500
    80,900  Integrated Device Technology,
            Inc.*                                  2,253,065
    47,100  Intersil Corporation*                  1,542,525
   403,200  Management Network Group, Inc.*        2,399,040
   201,600  Methode Electronics, Inc.              1,461,600
    67,100  Plantronics, Inc.*                     1,394,338
    35,700  Plexus Corporation*                      892,500
    61,500  Power Integrations, Inc.*              1,415,115
   201,100  Powerwave Technologies, Inc.*          3,076,830
    93,900  RadiSys Corporation *                  1,293,003
    39,200  ScanSource, Inc.*                      1,683,248
   285,200  Somera Communications, Inc.*           1,426,000
   151,600  Tollgrade Communications, Inc.*        3,864,284
    88,800  Trimble Navigation, Ltd. *             1,562,880
    32,600  Varian Semiconductor Equipment
            Associates, Inc.*                        979,304
   120,800  Verity, Inc.*                          1,282,896
    28,000  Zebra Technologies Corporation*        1,289,960
            Total Information Technology          59,814,779
--------------------------------------------------------------------------------

Utilities (3.1%)
    24,100  CH Energy Group, Inc.                   $963,277
    43,500  Energen Corporation                    1,065,750
    98,350  Philadelphia Suburban Corporation      2,802,975
    60,700  Piedmont Natural Gas
            Company, Inc.                          1,930,260
    71,800  UniSource Energy Corporation          $1,131,568
    56,100  WGL Holdings, Inc.                     1,518,066
            Total Utilities                        9,411,896
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $277,105,174)            286,380,857
--------------------------------------------------------------------------------

   Principal                                             Interest
     Amount      Short-Term Investments (5.1%)            Rate/1/        Maturity Date          Market Value
=======================================================================================================================
   $4,127,000    ALLTEL Corporation                        2.568%         11/1/2001               $4,127,000
    5,000,000    American Express Credit Corporation       2.484          11/2/2001                4,999,654
    4,397,000    Countrywide Home Loans, Inc.              2.599          11/5/2001                4,395,730
    1,701,000    Verizon Network Funding                   2.479          11/6/2001                1,700,414
-----------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $15,222,798)                15,222,798
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.4%)
                                                (amortized cost basis $292,327,972)              301,603,655
-----------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-0.4%)           (1,110,013)

                                                Net Assets: (100.0%)                            $300,493,642

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 89 for a complete discussion of investment terms.
                       The accompanying notes to the financial statements are an integral part of this schedule.

                         THE AAL SMALL CAP INDEX FUND II
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks capital  growth that tracks the  performance  of the S&P Small Cap
600   Index,   by   investing   primarily   in  common   stocks  of  the  Index.
================================================================================

   Shares  Common Stocks (99.0%)                Market Value
Basic Materials (4.7%)
       600  A.M. Castle & Company                     $4,932
     1,700  AptarGroup, Inc.                          51,170
     1,000  Arch Chemicals, Inc.                      19,990
       700  Brush Engineered Materials, Inc.           7,175
     1,500  Buckeye Technologies, Inc.*               13,275
     1,200  Cambrex Corporation                       44,400
     1,200  Caraustar Industries, Inc.                 9,360
       900  Century Aluminum Company                   8,775
       700  ChemFirst, Inc.                           14,294
       700  Chesapeake Corporation                    19,824
       500  Cleveland-Cliffs, Inc.                     8,150
       600  Commercial Metals Company                 18,150
       700  Commonwealth Industries, Inc.              3,780
       600  Deltic Timber Corporation                 15,900
     1,350  Florida Rock Industries, Inc.             38,070
     1,500  Georgia Gulf Corporation                  26,655
       600  IMCO Recycling, Inc.*                      3,786
     1,500  MacDermid, Inc.                           20,430
     3,500  Massey Energy Company                     71,750
       600  Material Sciences Corporation*             5,904
     1,100  Mississippi Chemical Corporation*          2,398
     1,124  Myers Industries, Inc.                    14,522
     1,200  OM Group, Inc.                            72,660
     1,800  OMNOVA Solutions, Inc.                    10,854
       300  Penford Corporation                        3,207
     4,400  PolyOne Corporation                       37,620
       700  Pope & Talbot, Inc.                        9,100
       400  Quaker Chemical Corporation                7,436
       600  Quanex Corporation                        15,570
       900  RTI International Metals, Inc.*            8,865
     1,100  Ryerson Tull, Inc.                        12,650
     1,400  Scotts Company*                           56,434
     2,100  Steel Dynamics, Inc.*                     21,840
       400  Steel Technologies, Inc.                   3,028
     1,800  Stillwater Mining Company*                28,062
     1,000  Texas Industries, Inc.                    30,100
            Total Basic Materials                    740,116
--------------------------------------------------------------------------------

Capital Goods (18.2%)
     1,100  A.O. Smith Corporation                    17,380
     1,200  AAR Corporation                            9,120
     1,100  ABM Industries, Inc.                     $30,030
     1,300  Administaff, Inc.*                        29,237
     1,500  Advanced Energy Industries, Inc.*         30,135
     2,800  Aeroflex, Inc.*                           41,076
     1,075  Alliant Techsystems, Inc.*                93,805
       300  Amcast Industrial Corporation*             1,611
       400  Angelica Corporation                       3,680
     1,300  Apogee Enterprises, Inc.                  18,148
     1,000  Arkansas Best Corporation*                23,520
     1,100  Armor Holdings, Inc.*                     26,708
     1,200  Arnold Industries, Inc.                   25,944
     1,800  Artesyn Technologies, Inc.*               12,978
       900  Astec Industries, Inc.*                   11,520
       700  AstroPower, Inc.*                         26,957
     2,000  Atlantic Coast Airlines Holdings, Inc.*   37,560
     1,400  B/E Aerospace, Inc.*                      11,368
     1,600  Baldor Electric Company                   30,432
       900  Barnes Group, Inc.                        18,144
     1,200  Belden, Inc.                              24,012
     1,100  BMC Industries, Inc.                       2,200
     1,500  Bowne & Company, Inc.                     15,675
     1,100  Brady Corporation                         34,771
     1,000  Briggs & Stratton Corporation             37,560
       300  Butler Manufacturing Company               6,990
     1,200  C&D Technologies, Inc.                    24,864
       900  CDI Corporation*                          15,840
     1,700  Central Parking Corporation               25,840
     1,400  Ceridian Corporation*                     37,800
       500  Chemed Corporation                        14,175
     1,200  CLARCOR, Inc.                             29,520
       600  Consolidated Graphics, Inc.*               9,840
     1,000  Corinthian Colleges, Inc.*                36,530
       300  CPI Corporation                            4,800
       800  Cuno, Inc.*                               20,752
     1,100  Dionex Corporation*                       26,400
       900  Elcor Corporation                         21,105
     1,300  Electro Scientific Industries, Inc.*      30,641
     1,000  Esterline Technologies Corporation*       13,520
       800  F.Y.I., Inc.*                             28,760
     1,600  FactSet Research Systems, Inc.            39,600
       600  Flow International Corporation*            5,874
     1,000  Forward Air Corporation*                  26,330
     1,900  Foster Wheeler, Ltd.                      $9,595
       800  Franklin Covey Company*                    2,832
     1,300  Frontier Airlines, Inc.*                  14,222
     1,000  G & K Services, Inc.                      27,610
       700  Gardner Denver, Inc.*                     14,455
     2,000  GenCorp, Inc.                             23,800
     1,740  Global Payments, Inc.                     52,113
     1,500  Graco, Inc.                               48,750
     1,520  Griffon Corporation*                      17,556
       500  Hall, Kinion & Associates, Inc.*           2,545
     1,550  Heartland Express, Inc.*                  36,425
       900  Heidrick & Struggles
            International, Inc.*                      13,644
     1,400  IDEX Corporation                          40,740
     1,200  Information Resources, Inc.*               8,700
     1,300  Insituform Technologies, Inc.*            24,908
       500  Insurance Auto Auctions, Inc.*             7,260
       800  Ionics, Inc.*                             18,800
     1,100  ITT Educational Services, Inc.*           41,866
     1,900  JLG Industries, Inc.                      18,810
     1,400  John H. Harland Company                   27,118
     1,000  Kaman Corporation                         13,530
     2,700  Kansas City Southern Industries, Inc.*    33,750
     1,100  Kirby Corporation*                        28,270
     1,000  Kroll, Inc.*                              16,000
     1,700  Labor Ready, Inc.*                         6,052
       400  Landstar System, Inc.*                    28,668
       500  Lawson Products, Inc.                     12,325
     2,600  Lennox International, Inc.                23,322
       500  Lindsay Manufacturing Company              9,220
       700  Lydall, Inc.*                              6,020
     1,000  MagneTek, Inc.*                            8,650
     1,200  Manitowoc Company, Inc.*                  33,000
       700  MemberWorks, Inc.*                         6,300
     1,000  Mercury Computer Systems, Inc.*           47,160
     1,500  Mesa Air Group, Inc.*                      8,025
       600  Midwest Express Holdings, Inc.*            6,660
     1,500  Milacron, Inc.                            17,790
       700  Mobile Mini, Inc.*                        21,826
     1,600  Mueller Industries, Inc.*                 46,320
     1,600  NDCHealth Corporation                     56,320
       600  New England Business Service, Inc.        10,482
     1,100  On Assignment, Inc.*                      17,831
     1,600  Orbital Sciences Corporation*              2,832
       800  Oshkosh Truck Corporation                 30,640
     2,000  Paxar Corporation*                        22,100
     1,000  Pegasus Solutions, Inc.*                  10,250
     1,000  Pre-Paid Legal Services, Inc.*            15,250
     2,100  Profit Recovery Group
            International, Inc.*                     $14,490
     1,000  Regal-Beloit Corporation                  17,800
     1,500  Reliance Steel & Aluminum Company         34,725
       900  Roadway Corporation                       24,525
       600  Robbins & Myers, Inc.                     16,440
     2,000  Shaw Group, Inc.*                         55,000
       600  Simpson Manufacturing Company, Inc.*      30,840
     2,600  SkyWest, Inc.                             47,580
     1,400  SLI, Inc.                                  3,500
     2,700  Spherion Corporation*                     19,440
       600  SPS Technologies, Inc.*                   17,940
     1,300  Standard Register Company                 21,047
       600  Standex International Corporation         13,062
     1,900  Tetra Tech, Inc.*                         49,172
       700  Thomas Industries, Inc.                   16,261
     2,800  Timken Company                            37,716
       800  Titan International, Inc.                  4,008
     1,800  Tredegar Corporation                      31,950
       800  Triumph Group, Inc.*                      20,552
     1,600  United Stationers, Inc.*                  44,880
       900  Universal Forest Products, Inc.           15,291
       800  URS Corporation*                          17,920
     1,300  USFreightways Corporation                 40,443
     2,000  Valence Technology, Inc.*                  7,300
     1,100  Valmont Industries, Inc.                  17,292
     2,000  Vicor Corporation*                        30,820
       700  Volt Information Sciences, Inc.*           8,085
       900  Wabash National Corporation                6,615
     1,300  Waste Connections, Inc.*                  37,986
     1,200  Watsco, Inc.                              15,588
     1,200  Watts Industries, Inc.                    16,620
     2,200  Werner Enterprises, Inc.                  47,630
       500  Wolverine Tube, Inc.*                      6,275
       600  Woodward Governor Company                 28,296
     1,100  Yellow Corporation*                       24,200
            Total Capital Goods                    2,864,383
--------------------------------------------------------------------------------

Communication Services (0.4%)
       700  Boston Communications Group, Inc.*         6,475
     2,500  General Communication, Inc.*              29,050
     1,150  Metro One Telecommunications, Inc.*       34,673
            Total Communication Services              70,198
--------------------------------------------------------------------------------

Consumer Cyclicals (20.0%)
       600  4Kids Entertainment, Inc.*                12,600
     2,500  99 CENTS Only Stores*                     88,875
       700  A.T. Cross Company*                        3,815
       900  Aaron Rents, Inc.                         15,705
       800  Action Performance Companies, Inc.*      $20,968
       900  Advanced Marketing Services, Inc.*        13,941
     1,000  ADVO, Inc.*                               36,070
       700  Anchor Gaming*                            35,581
     1,400  AnnTaylor Stores Corporation*             30,800
     1,750  Applebee's International, Inc.*           52,675
       900  Applica, Inc.*                             6,660
       900  Applied Industrial Technologies, Inc.     14,895
     1,100  Arctic Cat, Inc.                          17,820
     1,400  Argosy Gaming Company*                    40,642
       500  Ashworth, Inc.*                            2,490
     1,800  Aztar Corporation*                        25,830
     1,400  Bally Total Fitness Holding
            Corporation*                              25,844
       500  Bassett Furniture Industries, Inc.         7,175
     2,600  Brightpoint, Inc.*                         9,568
       800  Brown Shoe Company, Inc.                   8,800
       600  Building Materials Holding Corporation*    7,200
     2,100  Burlington Coat Factory
            Warehouse Corporation                     31,395
     1,200  Cato Corporation                          20,340
     1,300  CEC Entertainment, Inc.*                  50,362
     2,200  Champion Enterprises, Inc.*               19,382
     2,250  Cheesecake Factory, Inc.*                 63,450
     1,300  Chico's FAS, Inc.*                        33,800
       800  Christopher & Banks Corporation*          26,360
       700  Coachmen Industries, Inc.                  7,133
     1,100  Concord Camera Corporation*                4,367
     1,300  Consolidated Products, Inc.*              13,910
     2,600  Copart, Inc.*                             76,310
     1,000  Cost Plus, Inc.*                          19,450
     3,524  D.R. Horton, Inc.                         78,761
       500  Department 56, Inc.*                       3,500
       800  Discount Auto Parts, Inc.*                13,360
       900  Dress Barn, Inc.*                         20,376
       500  Enesco Group, Inc.*                        2,385
     1,900  Ethan Allen Interiors, Inc.               60,819
       600  Factory 2-U Stores, Inc.*                  8,484
     1,300  Fedders Corporation                        3,081
     1,500  Fleetwood Enterprises, Inc.               15,030
     1,000  Footstar, Inc.*                           33,400
     1,400  Fossil, Inc.*                             25,396
     1,000  Genesco, Inc.*                            18,250
     1,300  Goody's Family Clothing, Inc.*             6,045
     1,100  Group 1 Automotive, Inc.*                 29,480
     1,100  Gymboree Corporation*                      9,515
       300  Haggar Corporation                         3,225
       700  Hancock Fabrics, Inc.                     $8,225
     1,500  Harman International Industries, Inc.     49,575
     1,000  Hot Topic, Inc.*                          25,280
       400  Huffy Corporation*                         2,416
     1,100  Hughes Supply, Inc.                       25,982
     1,000  IHOP Corporation*                         25,560
     1,000  Information Holdings, Inc.*               21,910
     1,950  Insight Enterprises, Inc.*                31,688
     2,400  Interface, Inc.                            9,624
     1,000  Intermet Corporation                       3,000
     1,800  Jack in the Box, Inc.*                    44,280
       800  JAKKS Pacific, Inc.*                      15,080
       700  Jo-Ann Stores, Inc.*                       3,234
       700  K2, Inc.*                                  3,990
     1,100  Kellwood Company                          21,439
       500  K-Swiss, Inc.                             14,035
     1,000  Landry's Restaurants, Inc.                17,550
     2,800  La-Z-Boy, Inc.                            49,952
       700  Libbey, Inc.                              21,980
     1,900  Linens 'n Things, Inc.*                   34,580
     1,100  Lone Star Steakhouse & Saloon, Inc.       14,256
       900  Luby's, Inc.*                              5,445
     1,180  M.D.C. Holdings, Inc.                     31,471
     1,300  Marcus Corporation                        16,510
       700  Meade Instruments Corporation*             3,388
     1,900  Men's Wearhouse, Inc.*                    37,753
     1,500  Michaels Stores, Inc.*                    77,055
       700  Midas, Inc.*                               7,175
     1,800  Midway Games, Inc.*                       28,656
     1,300  Monaco Coach Corporation*                 23,270
       300  National Presto Industries, Inc.*          8,205
     1,500  Nautica Enterprises, Inc.*                18,180
       400  NVR, Inc.*                                63,320
       800  O'Charley's, Inc.*                        12,792
     2,500  O'Reilly Automotive, Inc.*                70,650
       600  OshKosh B'Gosh, Inc.                      20,844
       400  Oxford Industries, Inc.                    8,980
     1,500  Pacific Sunwear of California, Inc.*      20,625
       700  Panera Bread Company*                     28,805
     1,400  Penton Media, Inc.                         9,730
     2,500  Pep Boys-Manny, Moe, & Jack               29,375
       600  P.F. Chang's China Bistro, Inc.*          23,778
     1,200  Phillips-Van Heusen Corporation           10,248
     4,500  Pier 1 Imports, Inc.                      49,545
     1,100  Pinnacle Entertainment, Inc.*              7,590
     1,100  Polaris Industries, Inc.                  49,456
     2,000  Prime Hospitality Corporation*            18,360
     1,000  Quiksilver, Inc.*                         13,170
     1,000  RARE Hospitality International, Inc.*     18,230
     2,000  Regis Corporation                         42,520
       500  Royal Appliance Manufacturing
            Company*                                   2,375
     3,000  Ruby Tuesday, Inc.                        51,720
     1,000  Russ Berrie and Company, Inc.             26,220
     1,500  Russell Corporation                       18,480
     1,400  Ryan's Family Steak Houses, Inc.*         25,200
       700  Ryland Group, Inc.                        37,450
       500  Salton, Inc.*                              5,220
       800  School Specialty, Inc.*                   24,760
     1,200  SCP Pool Corporation*                     27,888
     1,200  ShopKo Stores, Inc.*                      10,380
       400  Skyline Corporation                       10,160
     1,300  Sonic Corporation*                        43,563
       500  Standard Motor Products, Inc.              5,780
     1,400  Standard Pacific Corporation              25,550
     1,900  Stein Mart, Inc.*                         15,143
     1,900  Stride Rite Corporation                   11,742
     1,200  Sturm, Ruger & Company, Inc.              14,040
       900  TBC Corporation*                           9,918
     1,600  Tenneco Automotive, Inc.*                  2,880
       600  Thomas Nelson, Inc.                        5,070
       600  Thor Industries, Inc.                     21,000
     1,900  Timberland Company, Class A*              61,712
     1,700  Toll Brothers, Inc.*                      52,972
     1,500  Too, Inc.*                                39,915
       600  Toro Company                              25,740
     1,900  Tower Automotive, Inc.*                   11,628
     1,100  Triarc Companies, Inc.*                   25,410
       500  Ultimate Electronics, Inc.*                9,070
     1,500  Wellman, Inc.                             18,915
     1,050  Wet Seal, Inc., Class A*                  21,367
     1,000  Winnebago Industries, Inc.                24,330
     1,500  WMS Industries Inc. *                     26,925
     1,900  Wolverine World Wide, Inc.                27,987
     1,600  Zale Corporation*                         45,792
            Total Consumer Cyclicals               3,160,384
--------------------------------------------------------------------------------

Consumer Staples (5.0%)
       900  American Italian Pasta Company*           36,657
     2,300  Casey's General Stores, Inc.              28,635
       400  Coca-Cola Bottling Company
            Consolidated                              15,300
     2,000  Constellation Brands, Inc.*               82,080
     1,700  Corn Products International, Inc.         51,170
     1,800  Delta and Pine Land Company               32,490
     2,100  DIMON, Inc.                               13,125
     2,100  Fleming Companies, Inc.                   50,610
     1,800  Great Alantic & Pacific Tea
            Company, Inc.*                           $33,444
     1,600  Hain Celestial Group, Inc*                31,552
       900  International Multifoods Corporation*     19,593
       400  J & J Snack Foods Corporation*             8,856
       600  Nash Finch Company                        13,830
       700  Nature's Sunshine Products, Inc.           8,085
     3,000  NBTY, Inc. *                              25,590
     2,000  Performance Food Group Company*           58,780
     1,400  Ralcorp Holdings, Inc.*                   27,300
       700  Schweitzer-Mauduit International, Inc.    16,765
     5,400  Smithfield Foods, Inc.*                  113,670
       900  United Natural Foods, Inc.*               18,630
       700  WD-40 Company                             15,764
     2,500  Whole Foods Market, Inc.*                 86,875
            Total Consumer Staples                   788,801
--------------------------------------------------------------------------------

Energy (5.7%)
       700  Atwood Oceanics, Inc.*                    21,357
     1,500  Cabot Oil & Gas Corporation               36,150
     1,500  Cal Dive International, Inc.*             31,335
       700  Carbo Ceramics, Inc.                      25,466
       800  Dril-Quip, Inc.*                          13,648
       900  Evergreen Resources, Inc.*                35,946
     2,400  Input/Output, Inc.*                       19,320
       600  Key Production Company, Inc.*              9,360
     1,200  Lone Star Technologies, Inc.*             19,728
     2,100  Newfield Exploration Company*             73,101
       800  Nuevo Energy Company*                     11,280
     1,100  Oceaneering International, Inc.*          21,450
     1,000  Offshore Logistics, Inc.*                 19,950
     1,000  Patina Oil & Gas Corporation              26,950
       800  Plains Resources, Inc.*                   21,840
     2,500  Pogo Producing Company                    68,300
       600  Prima Energy Corporation*                 14,586
     1,000  Remington Oil and Gas Corporation*        17,200
     1,000  SEACOR SMIT, Inc.*                        39,640
     1,100  Seitel, Inc.*                             14,960
     1,300  St. Mary Land & Exploration Company       26,611
     1,300  Stone Energy Corporation *                51,415
     1,200  Swift Energy Company*                     28,380
       700  TETRA Technologies, Inc.*                 11,914
     1,800  Tom Brown, Inc.*                          42,030
     1,600  Unit Corporation*                         17,520
     1,500  Veritas DGC, Inc.*                        23,040
     3,000  Vintage Petroleum, Inc.                   52,470
     5,750  XTO Energy, Inc.                         103,500
            Total Energy                             898,447

Financials (11.0%)
     1,100  American Financial Holdings, Inc.        $27,918
     1,100  Anchor BanCorp Wisconsin, Inc.            17,325
     1,000  Cash America International, Inc.           8,000
     1,500  Chittenden Corporation                     7,110
     1,000  Colonial Properties Trust                 29,850
     1,600  Commerce Bancorp, Inc.                   116,800
     2,400  Commercial Federal Corporation            59,904
     1,900  Community First Bankshares, Inc.          45,638
     2,400  Cullen/Frost Bankers, Inc.                64,704
     1,000  Delphi Financial Group, Inc.              30,400
       800  Dime Community Bancshares                 19,400
     1,400  Downey Financial Corporation              49,196
     1,100  East West Bancorp, Inc.                   24,849
       800  Financial Federal Corporation*            20,000
     3,100  First American Corporation                51,615
     1,300  First BanCorp                             35,711
     1,900  First Midwest Bancorp, Inc.               63,498
       600  First Republic Bank*                      12,090
       800  FirstFed Financial Corporation*           17,792
     3,300  Fremont General Corporation               16,533
       600  GBC Bancorp                               16,692
       700  Hilb, Rogal and Hamilton Company          40,551
     2,250  Hudson United Bancorp                     58,478
     1,200  Jefferies Group, Inc.                     39,804
     1,300  Kilroy Realty Corporation                 30,433
       900  LandAmerica Financial Group, Inc.         23,571
     1,100  MAF Bancorp, Inc.                         30,800
     1,800  Mutual Risk Management, Ltd.              16,470
       900  Philadelphia Consolidated Holding
            Corporation*                              35,271
     1,255  Provident Bankshares Corporation          27,635
     2,300  Raymond James Financial, Inc.             67,229
     1,300  Riggs National Corporation                18,395
       500  RLI Corporation                           20,125
       400  SCPIE Holdings, Inc.                       6,196
     1,200  Selective Insurance Group, Inc.           25,776
     1,400  Shurgard Storage Centers, Inc.            42,084
     2,000  South Financial Group, Inc.               31,900
     1,600  Southwest Bancorporation of
            Texas, Inc.*                              45,904
       793  Southwest Securities Group, Inc.          13,878
     1,600  Staten Island Bancorp, Inc.               46,304
     1,950  Sterling Bancshares, Inc.                 23,224
       700  Stewart Information Services
            Corporation*                              13,370
     1,900  Susquehanna Bancshares, Inc.              40,185
     1,600  Trenwick Group, Ltd.                      12,416
     3,334  TrustCo Bank Corporation NY               39,738
       900  UCBH Holdings, Inc.                      $26,100
     2,000  United Bankshares, Inc.                   54,400
     2,690  Washington Federal, Inc.                  60,929
     1,300  Whitney Holding Corporation               51,038
       800  Zenith National Insurance Corporation     20,488
            Total Financials                       1,727,717
--------------------------------------------------------------------------------

Health Care (14.0%)
     1,250  Accredo Health, Inc.*                     42,650
     3,000  Advanced Tissue Sciences, Inc.*           13,470
     2,000  AdvancePCS, Inc.*                        121,540
     1,900  Alpharma, Inc.                            52,630
       900  ArQule, Inc.*                              8,280
     1,100  ArthroCare Corporation*                   21,725
     2,700  Bio-Technology General Corporation*       19,305
     2,400  Cephalon, Inc.*                          151,320
     1,200  CONMED Corporation*                       20,244
       700  Cooper Companies, Inc.                    33,600
     3,100  Coventry Health Care, Inc.*               66,464
       950  CryoLife, Inc.*                           31,160
       300  Curative Health Services, Inc.*            4,173
     1,400  Cygnus, Inc.*                              7,000
       700  Datascope Corporation                     23,443
     1,300  Diagnostic Products Corporation           57,330
     1,245  Enzo Biochem, Inc.*                       25,547
     1,200  Haemonetics Corporation*                  45,720
       600  Hologic, Inc.*                             5,340
     3,000  Hooper Holmes, Inc.                       20,550
     1,600  IDEXX Laboratories, Inc.*                 40,320
       800  IMPATH, Inc.*                             29,496
     1,000  INAMED Corporation*                       19,050
     1,500  Invacare Corporation                      50,250
     1,000  MAXIMUS, Inc.*                            41,120
     1,500  Medicis Pharmaceutical Corporation*       86,535
     1,100  Mentor Corporation                        30,712
     1,000  MGI PHARMA, Inc.*                         12,610
     2,200  Mid Atlantic Medical Services, Inc.*      40,810
     1,000  Noven Pharmaceuticals, Inc.*              21,440
     1,400  Organogenesis, Inc.*                       5,432
     2,300  Orthodontic Centers of America, Inc.*     58,029
       600  Osteotech, Inc.*                           2,100
     1,600  Owens & Minor, Inc.                       28,176
     1,100  PAREXEL International Corporation*        16,423
     1,100  Pediatrix Medical Group, Inc.*            31,944
     2,500  Pharmaceutical Product
            Development, Inc.*                        66,675
       600  PolyMedica Corporation*                    9,900
     2,200  Priority Healthcare Corporation*          63,558
     1,500  Province Healthcare Company*              41,325
     2,100  Regeneron Pharmaceuticals, Inc.*         $46,410
       800  RehabCare Group, Inc.*                    20,320
     2,300  Renal Care Group, Inc.*                   72,220
     1,500  ResMed, Inc.*                             83,700
     1,500  Respironics, Inc.*                        50,520
     1,200  Sierra Health Services, Inc.*              8,880
     1,100  Sola International, Inc.*                 17,578
       400  Spacelabs Medical, Inc.*                   4,420
       800  SurModics, Inc.*                          28,632
     1,800  Sybron Dental Specialties, Inc.*          36,900
     1,200  Syncor International Corporation*         34,800
     2,000  TECHNE Corporation*                       60,280
     1,300  Theragenics Corporation*                  11,570
     2,900  Universal Health Services, Inc.*         117,131
     4,400  US Oncology, Inc.*                        23,100
     1,600  Varian Medical Systems, Inc.*            107,360
       600  Vital Signs, Inc.                         16,230
            Total Health Care                      2,207,447
--------------------------------------------------------------------------------

Information Technology (15.5%)
     1,100  Actel Corporation*                        20,405
     4,600  Adaptec, Inc.*                            55,430
     1,200  Allen Telecom, Inc.*                       9,000
     2,000  Alliance Semiconductor Corporation*       16,500
     2,000  Alpha Industries, Inc.*                   46,560
     1,900  American Management Systems, Inc*         25,042
       600  Analogic Corporation                      22,200
     1,000  Analysts International Corporation         2,700
     1,700  Anixter International, Inc.*              42,160
     1,700  APW, Ltd.*                                 4,573
     2,200  Aspect Communications Corporation*         4,928
     1,400  Aspen Technology, Inc.*                   18,550
     1,400  ATMI, Inc.*                               26,684
       900  Audiovox Corporation*                      6,885
     1,900  Auspex Systems, Inc.*                      3,420
     1,600  Avant! Corporation*                       16,176
     1,100  Avid Technology, Inc.*                     9,878
       900  Aware, Inc.*                               4,158
     4,500  Axcelis Technologies, Inc.*               58,995
     1,000  AXT, Inc.*                                10,920
     1,050  BARRA, Inc.*                              48,563
       700  BEI Technologies, Inc.                    11,270
       500  Bel Fuse, Inc.                            10,175
       600  Bell Microproducts, Inc.*                  5,370
       900  Benchmark Electronics, Inc.*              15,345
       900  Black Box Corporation*                    40,527
       800  Brooks Automation, Inc.*                  25,824
       500  Brooktrout, Inc.*                          1,945
     2,050  Cable Design Technologies
            Corporation*                              26,199
       600  CACI International, Inc.*                $37,326
     1,300  Captaris, Inc.*                            2,691
       900  Carreker Corporation*                      3,573
600      Catapult Communications
            Corporation*                              13,590
     1,400  C-Cor.net Corporation*                     9,590
     1,700  Cerner Corporation*                       91,375
     1,400  Checkpoint Systems, Inc.*                 14,644
     2,600  CIBER, Inc.*                              17,420
     2,100  Cognex Corporation*                       39,858
     1,300  Coherent, Inc.*                           34,450
       900  Cohu, Inc.                                15,705
       800  Computer Task Group, Inc.*                 2,200
       700  Concord Communications, Inc.*             10,255
     1,300  CTS Corporation                           20,995
     1,400  Cymer, Inc.*                              29,260
       500  Davox Corporation*                         4,430
     1,700  Dendrite International, Inc.*             16,864
       600  Digi International, Inc.*                  2,718
     3,400  DMC Stratex Networks, Inc.*               18,530
       900  DuPont Photomasks, Inc.*                  32,436
     1,100  Elantec Semiconductor, Inc.*              35,959
     1,000  Electroglas, Inc.*                        12,530
     1,000  ePresence, Inc.*                           2,970
     2,000  ESS Technology, Inc.*                     25,660
     1,800  Exar Corporation*                         40,572
     1,100  Fair, Isaac and Company, Inc.             52,305
     1,600  FileNET Corporation*                      23,312
     1,700  General Semiconductor, Inc.*              18,020
     1,000  Gerber Scientific, Inc.*                  10,990
     2,600  Harmonic, Inc.*                           20,982
     1,100  Helix Technology Corporation              21,318
     1,600  HNC Software, Inc.*                       27,680
     1,200  Hutchinson Technology, Inc.*              21,816
     1,500  Hyperion Solutions Corporation*           22,500
       723  Intermagnetics General Corporation*       20,844
     1,100  Inter-Tel, Inc.                           16,698
     1,500  InterVoice-Brite, Inc.*                   18,690
       700  Itron, Inc.*                              19,642
       700  Keithley Instruments, Inc.                11,676
     3,000  Kopin Corporation*                        37,770
       600  Kronos, Inc.*                             34,434
     2,300  Kulicke and Soffa Industries, Inc.*       34,891
       600  MapInfo Corporation*                       5,442
     1,500  Methode Electronics, Inc.                 10,875
       800  MICROS Systems, Inc.*                     17,272
     1,300  Microsemi Corporation*                    45,500
     1,000  MRO Software, Inc.*                       13,200
       900  Network Equipment Technologies, Inc.*      2,241
     1,300  NYFIX, Inc.*                              23,140
       900  Park Electrochemical Corporation          20,115
       800  PCTEL, Inc.*                              $6,096
     1,200  Pericom Semiconductor Corporation*        16,140
     1,100  Phoenix Technologies, Ltd.*               10,065
       600  Photon Dynamics, Inc.*                    15,900
     1,400  Photronics, Inc.*                         34,748
     2,100  Pinnacle Systems, Inc.*                    9,051
     1,200  Pioneer-Standard Electronics, Inc.        10,66_
     1,300  Power Integrations, Inc.*                 29,913
     1,600  Progress Software Corporation*            23,664
     1,100  Proxim, Inc.*                              7,447
       700  QRS Corporation*                           6,790
     1,300  Radiant Systems, Inc.*                     8,593
       800  RadiSys Corporation*                      11,016
     1,100  Rainbow Technologies, Inc.*                4,411
     5,600  Read-Rite Corporation*                    27,888
       800  Rogers Corporation*                       26,520
     1,500  Roper Industries, Inc.                    63,600
       700  Roxio, Inc.*                               8,981
       600  SBS Technologies, Inc.*                    9,210
       600  SCM Microsystems, Inc.*                    4,860
       600  SPSS, Inc. *                              10,344
       700  Standard Microsystems Corporation*         7,000
       600  StarTek, Inc.*                            10,116
     3,015  Stratos Lightwave, Inc.*                  12,361
       600  Supertex, Inc.*                            9,414
       950  Symmetricom, Inc.*                         5,320
     1,500  Systems & Computer Technology
            Corporation*                              18,375
     1,600  Take-Two Interactive Software, Inc.*      22,288
     1,600  Technitrol, Inc.                          39,808
     1,500  Teledyne Technologies, Inc.*              22,755
     1,100  Therma-Wave, Inc.*                        13,387
     1,000  THQ, Inc.*                                49,800
     1,000  Three-Five Systems, Inc.*                 15,510
     1,100  Trimble Navigation, Ltd.*                 19,360
     1,000  Ultratech Stepper, Inc.*                  13,450
     1,500  Varian Semiconductor
            Equipment Associates, Inc.*               45,060
     1,600  Verity, Inc.*                             16,992
     1,000  ViaSat, Inc.*                             14,810
     1,300  Visual Networks, Inc.*                     2,444
       900  X-Rite, Inc.                               6,327
     1,500  Zebra Technologies Corporation*           69,105
       700  ZixIt Corporation*                         5,859
            Total Information Technology           2,442,782
--------------------------------------------------------------------------------

Utilities (4.5%)
       500  American States Water Company            $16,700
     1,900  Atmos Energy Corporation                  40,945
     2,200  Avista Corporation                        26,378
       500  Cascade Natural Gas Corporation           10,100
500      Central Vermont Public Service
            Corporation                                8,660
       800  CH Energy Group, Inc.                     31,976
     2,400  El Paso Electric Company*                 32,640
     1,500  Energen Corporation                       36,750
       300  Green Mountain Power Corporation           4,926
       900  Laclede Group, Inc.                       20,520
       900  New Jersey Resources Corporation          40,500
     1,200  Northwest Natural Gas Company             28,680
     1,100  NorthWestern Corporation                  21,175
       600  NUI Corporation                           12,210
     2,525  Philadelphia Suburban Corporation         71,962
     1,500  Piedmont Natural Gas Company, Inc.        47,700
     1,700  RGS Energy Group, Inc.                    65,195
     2,510  Southern Union Company*                   47,891
     1,500  Southwest Gas Corporation                 30,900
     1,200  Southwestern Energy Company               14,160
     1,300  UGI Corporation                           37,570
       700  UIL Holdings Corporation                  34,545
     1,600  UniSource Energy Corporation              25,216
            Total Utilities                          707,299
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $16,725,308)              15,607,574
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total Investments ( 99.0%)
            (amortized cost basis $16,725,308)    15,607,574
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Other Assets, Less Liabilities  (1.0%)   152,521
--------------------------------------------------------------------------------

            Net Assets: (100.0%)                  15,760,095

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                          THE AAL SMALL CAP VALUE FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities  convertible into small company common stocks.
================================================================================

   Shares  Common Stocks (94.7%)                Market Value

Basic Materials (4.9%)
     6,200  Lafarge North America, Inc.             $219,790
    15,300  MacDermid, Inc.                          208,386
     2,200  Scotts Company*                           88,682
            Total Basic Materials                    516,858
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capital Goods (20.4%)
    26,800  Artesyn Technologies, Inc.*              193,228
    10,100  Circor International, Inc.               178,265
     7,000  Consolidated Graphics, Inc.*             114,800
     4,600  Crane Company                             94,208
     5,500  EMCOR Group, Inc.*                       215,160
    39,400  Hall, Kinion & Associates, Inc.*         200,546
     8,600  Hon Industries, Inc.                     207,002
     4,100  IDEX Corporation                         119,310
     5,000  John H. Harland Company                   96,850
    47,400  MasTec, Inc.*                            218,040
    11,100  Pemstar, Inc.*                           138,750
     6,700  Robbins & Myers, Inc.                    183,580
     4,100  SkyWest, Inc.                             75,030
     3,800  USFreightways Corporation                118,218
            Total Capital Goods                    2,152,987
--------------------------------------------------------------------------------

Consumer Cyclicals (18.3%)
    18,300  Arctic Cat, Inc.                         296,460
    14,100  Bob Evans Farms, Inc.                    265,221
    30,100  Cutter & Buck, Inc.*                     116,788
    51,300  Deckers Outdoor Corporation*             201,609
     5,100  Fossil, Inc.*                             92,514
    35,100  Guess?, Inc.*                            208,845
    12,500  Hasbro, Inc.                             207,125
     4,600  Lear Corporation*                        141,220
     5,400  OshKosh B'Gosh, Inc.                     187,596
     6,700  Ross Stores, Inc.                        209,710
            Total Consumer Cyclicals               1,927,088
--------------------------------------------------------------------------------

Consumer Staples (1.9%)
     8,400  Schweitzer-Mauduit International, Inc.  $201,180
            Total Consumer Staples                   201,180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Energy (3.6%)
     3,600  Newfield Exploration Company*            125,316
     2,700  Patterson-UTI Energy, Inc.*               48,654
     3,100  Precision Drilling Corporation*           78,678
     3,300  Stone Energy Corporation*                130,515
            Total Energy                             383,163
--------------------------------------------------------------------------------

Financials (19.5%)
     4,400  Affiliated Managers Group, Inc.*         271,480
    11,700  Allegiant Bancorp, Inc.                  141,453
     8,000  Bank of the Ozarks, Inc.                 187,840
     7,100  BOK Financial Corporation*               220,100
     2,400  Corus Bankshares, Inc.                   100,560
     2,000  Downey Financial Corporation              70,280
     5,000  FirstFed Financial Corporation*          111,200
     9,700  HCC Insurance Holdings, Inc.             266,653
     6,300  IBERIABANK Corporation                   174,699
     7,700  Irwin Financial Corporation              119,350
     3,500  SL Green Realty Corporation              104,370
    22,100  Vesta Insurance Group, Inc.              281,554
            Total Financials                       2,049,539
--------------------------------------------------------------------------------

Health Care (1.4%)
     5,400  Alpharma, Inc.                           149,580
            Total Health Care                        149,580
--------------------------------------------------------------------------------

Information Technology (20.6%)
    20,300  Acxiom Corporation*                      239,337
    42,400  ADC Telecommunications, Inc.*            192,920
     5,800  ANSYS, Inc.*                             121,742
     4,400  Brooks Automation, Inc.*                 142,032
    28,100  CIBER, Inc.*                             188,270
    13,400  Credence Systems Corporation*           $182,240
     3,000  Integrated Device Technology, Inc.*       83,550
    36,800  Management Network Group, Inc.*          218,960
     3,400  Merix Corporation*                        57,392
    29,100  Methode Electronics, Inc.                210,975
    19,900  Somera Communications, Inc.*              99,500
    14,200  SPSS, Inc.*                              244,808
     4,500  Tollgrade Communications, Inc.*          114,705
     2,400  Varian Semiconductor
            Equipment Associates, Inc.*               72,096
            Total Information Technology           2,168,527
--------------------------------------------------------------------------------

Utilities (4.1%)
     7,800  Energen Corporation                     $191,100
     6,300  Nicor, Inc.                              245,007
            Total Utilities                          436,107
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $10,260,041)               9,985,029
--------------------------------------------------------------------------------

     Principal                                                Interest
     Amount       Short-Term Investments (9.2%)                Rate/1/          Maturity Date          Market Value
===========================================================================================================================
     $970,000    Federal Home Loan Mortgage Corporation         2.448%              11/1/2001          $970,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $970,000)                         970,000
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (103.9%)
                                                (amortized cost basis $11,230,041)                   10,955,029
---------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-3.9%)                (411,166)

                                                Net Assets: (100.0%)                                $10,543,863

* Non income-producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                           THE AAL MID CAP STOCK FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of mid-sized companies.

   Shares  Common Stocks (94.0%)                Market Value
================================================================================

Basic Materials (1.9%)
   113,100  Bowater, Inc.                         $5,057,832
   456,000  Sappi, Ltd.*                           4,350,240
   376,800  Stillwater Mining Company*             5,874,312
            Total Basic Materials                 15,282,384
--------------------------------------------------------------------------------

Capital Goods (11.2%)
    95,150  Alliant Techsystems, Inc.*             8,302,789
   113,700  DST Systems, Inc.*                     4,656,015
   444,400  eFunds Corporation*                    6,888,200
   124,800  Fiserv, Inc.*                          4,641,312
   337,100  Goodrich Corporation                   7,197,085
   684,250  MasTec, Inc.*                          3,147,550
   264,700  Nordson Corporation                    5,937,221
   759,700  Republic Services, Inc.*              12,443,886
   120,200  Sabre, Inc.*                           3,161,260
   419,200  Shaw Group, Inc.*                     11,528,000
    98,400  SPX Corporation*                       9,800,640
   293,000  Valassis *                             9,141,600
            Total Capital Goods                   86,845,558
--------------------------------------------------------------------------------

Communication Services (2.3%)
   897,100  American Tower Corporation*            9,886,042
   350,400  Broadwing, Inc.*                       3,244,704
   106,700  United States Cellular Corporation*    4,764,155
            Total Communication Services          17,894,901
--------------------------------------------------------------------------------

Consumer Cyclicals (14.7%)
   211,800  BJ's Wholesale Club, Inc.*            10,753,086
   174,800  Christopher & Banks Corporation*       5,759,660
   158,200  E. W. Scripps Company                  9,756,194
   384,800  Family Dollar Stores, Inc.            11,105,328
   509,000  Harrah's Entertainment, Inc.*         14,827,170
   414,400  Insight Communications
            Company, Inc.*                         8,495,200
   142,000  Jones Apparel Group, Inc.*             3,919,200
   342,600  Linens 'n Things, Inc.*                6,235,320
   418,400  Macrovision Corporation*              10,296,824
   198,450  Outback Steakhouse, Inc.*              5,725,282
   349,900  Pixar Animation Studios*              12,911,310
   367,500  Reebok International, Ltd.*            7,629,300
   120,700  Ross Stores, Inc.                     $3,777,910
   146,500  Univision Communications, Inc.*        3,662,500
            Total Consumer Cyclicals             114,854,284
--------------------------------------------------------------------------------

Consumer Staples (1.4%)
   456,500  Hormel Foods Corporation              10,956,000
            Total Consumer Staples                10,956,000
--------------------------------------------------------------------------------

Energy (7.2%)
   331,100  BJ Services Company*                   8,472,849
   318,200  Enron Corporation                      8,973,240
   240,425  Nabors Industries, Inc.*               7,390,665
   231,400  Noble Drilling Corporation*            7,069,270
   322,500  Precision Drilling Corporation*        8,185,050
   114,900  Smith International, Inc.*             5,434,770
   272,200  Valero Energy Corporation             10,234,720
            Total Energy                          55,760,564
--------------------------------------------------------------------------------

Financials (18.6%)
   655,200  Banknorth Group, Inc.                 14,368,536
   446,530  Charter One Financial, Inc.           12,167,942
   165,100  Compass Bancshares, Inc.               4,132,453
   330,100  Dime Bancorp, Inc.                    11,183,788
   432,060  Fidelity National Financial, Inc.      9,941,701
   374,100  LaBranche & Company, Inc.*            10,807,749
   169,800  M&T Bank Corporation                  11,121,900
    87,000  Marshall & Ilsley Corporation          5,101,680
   142,100  PMI Group, Inc.                        7,879,445
   340,100  Protective Life Corporation            9,369,755
   139,700  S&P 400 Mid-Cap Depository
            Receipts                              11,546,205
   539,200  SouthTrust Corporation                12,218,272
   334,600  TCF Financial Corporation             14,053,200
   222,300  Zions Bancorporation                  10,652,616
            Total Financials                     144,545,242
--------------------------------------------------------------------------------

Health Care (12.7%)
   274,600  Cytyc Corporation*                     7,200,012
   183,500  Edwards Lifesciences Corporation*      4,660,900
   211,900  Genzyme Corporation*                  11,432,005
    98,500  Gilead Sciences, Inc.*                 6,195,650
   348,600  Health Management
            Associates, Inc.*                     $6,794,214
   145,600  IDEC Pharmaceuticals
            Corporation*                           8,730,176
   381,175  IVAX Corporation*                      7,833,146
   126,200  King Pharmaceuticals, Inc.*            4,920,538
   211,800  MedImmune, Inc.*                       8,311,032
   247,300  Millennium Pharmaceuticals, Inc.*      6,296,258
   251,600  Oxford Health Plans, Inc.*             5,927,696
   115,400  Quest Diagnostics, Inc.*               7,544,852
   175,800  Universal Health Services, Inc.*       7,100,562
   129,400  Watson Pharmaceuticals, Inc.*          6,169,792
            Total Health Care                     99,116,833
--------------------------------------------------------------------------------

Information Technology (16.1%)
   983,800  ADC Telecommunications, Inc.*          4,476,290
   203,300  Andrew Corporation*                    3,693,961
   312,500  Applied Micro Circuits Corporation*    3,446,875
   294,200  Cirrus Logic, Inc.*                    3,274,446
   272,700  Cypress Semiconductor
            Corporation*                           5,385,825
   154,600  Electronic Arts, Inc.*                 7,955,716
   402,600  Homestore.com, Inc.*                   2,069,364
   217,400  Integrated Device
            Technology, Inc.*                      6,054,590
   299,000  Intersil Corporation*                  9,792,250
   625,200  Interwoven, Inc.*                      4,570,212
   250,400  Intuit, Inc.*                         10,071,088
   479,400  KPMG Consulting, Inc.*                 5,906,208
   403,500  MatrixOne, Inc.*                      $2,219,250
   218,800  NVIDIA Corporation*                    9,377,768
   608,800  Parametric Technology
            Corporation*                           4,267,688
   361,300  PerkinElmer, Inc.                      9,722,583
   299,600  Powerwave Technologies, Inc.*          4,583,880
    95,100  QLogic Corporation*                    3,742,185
   156,100  RF Micro Devices, Inc.*                3,190,684
   158,800  SCI Systems, Inc.*                     3,225,228
   259,500  SunGard Data Systems, Inc.*            6,539,400
   390,100  UTStarcom, Inc.*                       9,159,548
   250,700  Vitesse Semiconductor
            Corporation*                           2,366,608
            Total Information Technology         125,091,647
--------------------------------------------------------------------------------

Utilities (7.9%)
   271,000  Allegheny Energy, Inc.                 9,905,050
   389,100  Calpine Corporation*                   9,630,225
   186,550  MDU Resources Group, Inc.              4,535,031
   383,800  National Fuel Gas Company              8,984,758
   262,500  Nicor, Inc.                           10,208,625
   408,600  NiSource, Inc.                         9,704,250
   399,300  Vectren Corporation                    8,437,209
            Total Utilities                       61,405,148
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $793,443,474)            731,752,561
--------------------------------------------------------------------------------

   Principal                                                   Interest
     Amount      Short-Term Investments (7.0%)                  Rate/1/         Maturity Date      Market Value
=========================================================================================================================
   $7,446,000    ALLTEL Corporation                          2.568-3.852%        11/1/2001              $7,446,000
    9,362,000    American General Finance Corporation               2.498        11/5/2001               9,359,399
   14,667,000    Countrywide Home Loans, Inc.                       2.548        11/2/2001              14,665,961
   12,369,000    Eaglefunding Capital Corporation                   2.520        11/7/2001              12,363,805
   11,208,000    Textron, Inc.                                      2.597        11/6/2001              11,203,953
-------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $55,039,118)                      55,039,118
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (101.0%)
                                                (amortized cost basis $848,482,592)                    786,791,679
-------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-1.0%)                 (8,022,462)

                                                Net Assets: (100.0%)                                  $778,769,217

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                          THE AAL MID CAP INDEX FUND II
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks total  returns that track the  performance  of the S&P MidCap 400
Index, by investing primarily in common stocks comprising the Index.

===============================================================================
Shares Common Stocks (98.9%)                    Market Value
Basic Materials (4.2%)
       750  A. Schulman, Inc.*                        $8,925
     1,790  Airgas, Inc.*                             24,076
     2,940  AK Steel Holding Corporation              26,754
     1,290  Albemarle Corporation                     25,723
     1,400  Arch Coal, Inc.                           30,870
     1,540  Bowater, Inc.                             68,869
     1,770  Cabot Corporation                         59,295
       590  Carpenter Technology Corporation          12,833
     3,070  Crompton Corporation                      22,257
     1,150  Cytec Industries, Inc.*                   27,519
       890  Ferro Corporation                         19,580
     1,160  Glatfelter                                17,400
       420  H.B. Fuller Company                       21,601
     3,070  IMC Global, Inc.                          33,002
     1,340  Longview Fibre Company                    14,740
     1,460  Lubrizol Corporation                      41,084
     3,200  Lyondell Chemical Company                 42,592
     1,300  Martin Marietta Materials, Inc.           51,896
       570  Minerals Technologies, Inc.               23,313
     1,180  Olin Corporation                          17,676
     2,900  Packaging Corporation of America*         51,330
       800  Potlatch Corporation                      20,040
       730  Rayonier, Inc.                            31,229
     2,790  RPM, Inc.                                 33,899
     2,820  Solutia, Inc.                             33,840
     2,640  Sonoco Products Company                   61,961
     1,480  UCAR International, Inc.*                 10,760
     1,360  Valspar Corporation                       45,655
     1,340  Wausau-Mosinee Paper Corporation          13,869
            Total Basic Materials                    892,588
--------------------------------------------------------------------------------

Capital Goods (12.1%)
     1,910  AGCO Corporation                          22,080
     1,320  Airborne, Inc.                            13,187
       720  Alaska Air Group, Inc.*                   17,568
       860  Albany International Corporation          16,770
     1,150  Alexander & Baldwin, Inc.                 25,611
     2,000  American Standard Companies, Inc.*       115,800
       870  AMETEK, Inc.                              23,490
     3,210  Apollo Group, Inc.*                      130,486
     1,000  Atlas Air Worldwide Holdings, Inc.*       12,910
       710  Banta Corporation                         20,625
     1,600  BISYS Group, Inc.*                       $83,232
     2,320  C.H. Robinson Worldwide, Inc.             62,106
       860  Carlisle Companies, Inc.                  25,697
     2,000  Certegy, Inc.*                            57,000
     2,090  CheckFree Corporation*                    29,427
     1,750  ChoicePoint, Inc.*                        74,865
     1,310  CNF, Inc.                                 28,938
     1,440  CSG Systems International, Inc.*          45,014
     1,890  DeVry, Inc.*                              50,935
     1,190  Donaldson Company, Inc.                   37,545
     3,360  DST Systems, Inc.*                       137,592
     2,200  Dun & Bradstreet Corporation*             68,772
     1,100  Dycom Industries, Inc.*                   13,145
       800  Education Management Corporation*         27,600
     1,300  EGL, Inc.*                                15,717
     2,450  Energizer Holdings, Inc.*                 40,400
     1,500  Expeditors International of
            Washington, Inc.                          67,800
     1,120  Fastenal Company                          66,136
     1,020  Flowserve Corporation*                    23,848
     1,300  GATX Corporation                          34,385
     1,145  Granite Construction, Inc.                28,510
     1,140  Harsco Corporation                        36,423
     2,070  Herman Miller, Inc.                       43,781
     1,610  HON INDUSTRIES, Inc.                      38,753
     1,630  Hubbell, Inc. , Class B                   44,532
       900  J.B. Hunt Transport Services, Inc.*       12,366
       720  Jacobs Engineering Group, Inc.*           47,189
       760  Kaydon Corporation                        14,364
     1,000  Kelly Services, Inc.                      21,280
       860  Kennametal, Inc.                          30,255
     1,000  Korn/Ferry Inernational*                   7,200
     1,080  L-3 Communciations Holdings, Inc.*        93,820
     2,140  Manpower, Inc.                            61,118
     2,620  Modis Professional Services, Inc.*        13,729
       720  NCO Group, Inc.*                          11,772
       960  Newport News Shipbuilding, Inc.           66,432
       880  Nordson Corporation                       19,738
       890  Overseas Shipholding Group, Inc.          22,152
     1,310  Pentair, Inc.                             41,593
     1,440  Pittston Company                          27,720
     1,420  Precision Castparts Corporation           32,291
     1,590  Quanta Services, Inc.*                    24,168
       750  Rollins, Inc.                             12,187
       290  Sequa Corporation*                        12,905
     1,600  Sotheby's Holdings, Inc.*                 21,376
     1,170  SPX Corporation*                         116,532
       740  Stewart & Stevenson Services, Inc.        10,937
     2,230  Swift Transportation Company, Inc.*       37,888
     1,000  Sylvan Learning Systems, Inc.*            22,400
       560  Tecumseh Products Company                 25,620
     1,120  Teleflex, Inc.                            44,800
     1,030  Trinity Industries, Inc.                  25,626
     1,460  Valassis*                                 45,552
     2,390  Viad Corporation                          46,605
     1,140  Wallace Computer Services, Inc.           17,670
     1,020  York International Corporation            31,253
            Total Capital Goods                    2,599,218
--------------------------------------------------------------------------------

Communication Services (1.0%)
     6,010  Broadwing, Inc.*                          55,653
     1,500  Price Communications Corporation*         27,225
     1,610  Telephone and Data Systems, Inc.         141,519
            Total Communication Services             224,397
--------------------------------------------------------------------------------

Consumer Cyclicals (12.2%)
     2,670  Abercrombie & Fitch Company*              50,249
     1,900  American Eagle Outfitters, Inc.*          52,060
     1,817  ArvinMeritor, Inc.                        27,291
       580  Bandag, Inc.                              15,196
     1,760  Barnes & Noble, Inc.*                     64,680
     3,010  Belo Corporation                          51,471
     2,020  BJ's Wholesale Club, Inc.*               102,555
     1,310  Blyth, Inc.                               25,506
       910  Bob Evans Farms, Inc.                     17,117
     2,160  Borders Group, Inc.*                      33,674
       720  BorgWarner, Inc.                          30,758
     2,775  Brinker International, Inc.*              70,485
     2,050  Callaway Golf Company                     29,295
     1,500  Catalina Marketing Corporation*           41,475
     1,500  CBRL Group, Inc.                          37,665
     2,440  CDW Computer Centers, Inc.*              112,362
     1,330  Claire's Stores, Inc.                     16,080
     3,770  Clayton Homes, Inc.                       52,780
     1,200  Coach, Inc.*                              33,480
     3,070  Dollar Tree Stores, Inc.*                 68,983
     1,300  Emmis Communications Corporation*         17,615
     1,300  Entercom Communications
            Corporation*                              43,810
     2,500  Extended Stay America, Inc.*              33,750
     1,280  Federal Signal Corporation                25,933
     1,320  Furniture Brands International, Inc.*    $31,693
     2,000  Gentex Corporation*                       47,600
       800  GTECH Holdings Corporation*               31,920
     1,780  Harte-Hanks, Inc.                         41,474
     3,020  Hispanic Broadcasting Corporation*        50,615
     1,450  International Speedway Corporation        53,824
     3,300  Jones Apparel Group, Inc.*                91,080
     1,030  Lancaster Colony Corporation              32,095
       860  Lands' End, Inc.*                         27,554
     1,760  Lear Corporation*                         54,032
     1,170  Lee Enterprises, Inc.                     40,306
     1,800  Lennar Corporation                        65,268
     1,000  Longs Drug Stores Corporation             22,770
     1,400  Macrovision Corporation*                  34,454
     2,070  Mandalay Resort Group*                    34,155
       610  Media General, Inc.                       25,376
       850  Modine Manufacturing Company              17,638
     1,460  Mohawk Industries, Inc.*                  63,072
     1,310  Neiman Marcus Group, Inc.*                34,912
     2,060  Outback Steakhouse, Inc.*                 59,431
       610  Papa John's International, Inc.*          16,995
     8,080  Park Place Entertainment Corporation*     57,853
       590  Payless ShoeSource, Inc.*                 31,181
     2,790  Reader's Digest Association, Inc.         49,383
     2,250  Ross Stores, Inc.                         70,425
     3,910  Saks, Inc.*                               26,588
       980  Scholastic Corporation*                   43,806
     2,470  Six Flags, Inc.*                          29,146
       720  Superior Industries International, Inc.   23,789
     1,480  Unifi, Inc.*                              11,174
     1,900  United Rentals, Inc.*                     34,675
       740  Universal Corporation                     23,932
       330  Washington Post Company                  168,465
     2,950  Westwood One, Inc.*                       70,181
     1,580  Williams-Sonoma, Inc.*                    40,922
            Total Consumer Cyclicals               2,612,054
--------------------------------------------------------------------------------

Consumer Staples (4.0%)
     1,020  Church & Dwight Company, Inc.             26,520
     1,000  Dean Foods Company                        44,850
     2,600  Dial Corporation                          43,368
     1,470  Dole Food Company, Inc.                   29,929
       840  Dreyer's Grand Ice Cream, Inc.            27,468
     3,800  Hormel Foods Corporation                  91,200
     1,360  Interstate Bakeries Corporation           32,055
       640  J.M. Smucker Company                      21,408
       750  Lance, Inc.                               10,013
     1,880  McCormick & Company, Inc.                 82,269
     4,260  PepsiAmericas, Inc.                       55,550
     2,780  R.J. Reynolds Tobacco Holdings, Inc.     155,791
     1,190  Ruddick Corporation                       18,147
     1,320  Sensient Technologies Corporation         21,463
       750  Suiza Foods Corporation*                  44,228
     1,433  Toostie Roll Industries, Inc.             52,534
     9,522  Tyson Foods, Inc.                         93,220
            Total Consumer Staples                   850,013
--------------------------------------------------------------------------------

Energy (6.5%)
     4,500  BJ Services Company*                     115,155
     1,500  Cooper Cameron Corporation*               58,500
     3,770  ENSCO International, Inc.                 74,646
     1,800  Equitable Resources, Inc.                 59,238
     1,300  Forest Oil Corporation*                   35,620
     4,790  Global Marine, Inc.*                      77,119
     2,920  Grant Prideco, Inc.*                      26,543
     1,690  Hanover Compressor Company*               46,610
     1,420  Helmerich & Payne, Inc.                   43,069
     1,280  Murphy Oil Corporation                   101,760
     2,200  National-Oilwell, Inc.*                   40,744
     1,570  Noble Affiliates, Inc.                    58,043
     4,620  Ocean Energy, Inc.*                       84,315
     2,160  Pennzoil-Quaker State Company             25,337
     2,650  Pioneer Natural Resources Company*        45,076
     3,600  Pride International, Inc.*                46,296
     1,430  Smith International, Inc.*                67,639
     1,710  Tidewater, Inc.                           51,676
     1,940  Ultramar Diamond Shamrock
            Corporation                               97,097
     1,670  Valero Energy Corporation                 62,792
     2,580  Varco International, Inc.*                38,700
     3,120  Weatherford International, Inc.*         106,798
       900  Western Gas Resources, Inc.               28,998
            Total Energy                           1,391,771
--------------------------------------------------------------------------------

Financials (18.4%)
     2,260  A.G. Edwards, Inc.                        89,360
     1,460  Allmerica Financial Corporation           56,940
     1,900  American Financial Group, Inc.            42,047
     2,300  AmeriCredit Corporation*                  35,650
     2,200  Arthur J. Gallagher & Company             80,388
     1,790  Associated Banc-Corp                      61,612
     1,340  Astoria Financial Corporation             69,801
     4,250  Banknorth Group, Inc.                     93,203
     1,300  City National Corporation                 53,300
     3,000  Colonial Bancgroup, Inc.                  37,800
     3,520  Compass Bancshares, Inc.                  88,106
     3,150  Dime Bancorp, Inc.                       106,722
    10,170  E*TRADE Group, Inc.*                      66,410
     1,900  Eaton Vance Corporation                   53,390
     1,290  Everest Re Group, Ltd.                    86,236
     2,400  Fidelity National Financial, Inc.         55,224
     3,500  First Tennessee National
            Corporation                              120,925
     1,300  First Virginia Banks, Inc.                58,734
     2,350  FirstMerit Corporation                    54,238
     3,700  Golden State Bancorp, Inc.                93,832
     1,200  Greater Bay Bancorp                       27,348
     2,770  GreenPoint Financial Corporation          88,779
     1,600  HCC Insurance Holdings, Inc.              43,984
     4,360  Hibernia Corporation                      66,272
     1,050  Horace Mann Educators Corporation         19,898
     1,600  Hospitality Properties Trust              39,696
     1,600  Independence Community Bank
            Corporation                               38,912
     1,700  IndyMac Bancorp, Inc.*                    43,656
900      Investors Financial Services
            Corporation                               47,610
     1,600  LaBranche & Company, Inc.*                46,224
     1,830  Legg Mason, Inc.                          77,061
     1,500  Leucadia National Corporation             43,470
     2,700  M&T Bank Corporation                     176,850
     2,880  Marshall & Ilsley Corporation            168,883
     1,980  Mercantile Bankshares Corporation         75,676
     1,700  Metris Companies, Inc.                    27,557
     1,400  MONY Group, Inc.                          42,238
     5,620  National Commerce Financial
            Corporation                              127,855
     2,050  Neuberger Berman, Inc.                    71,504
     2,400  New Plan Excel Realty Trust               42,672
     2,900  New York Community Bancorp, Inc.          72,703
     4,470  North Fork Bancorporation, Inc.          124,713
     1,610  Ohio Casualty Corporation                 24,552
     3,210  Old Republic International
            Corporation                               81,438
     2,170  Pacific Century Financial Corporation     50,561
     1,270  PMI Group, Inc.                           70,421
     1,850  Protective Life Corporation               50,967
     1,310  Provident Financial Group, Inc.           28,047
     2,600  Radian Group, Inc.                        88,062
     2,500  Roslyn Bancorp, Inc.                      45,375
     3,000  SEI Investments Company                   92,250
     1,300  Silicon Valley Bancshares*                30,472
     6,720  Sovereign Bancorp, Inc.                   66,528
       900  Stancorp Financial Group                  39,960
     2,190  TCF Financial Corporation                 91,980
     1,890  Unitrin, Inc.                             72,954
     2,200  Waddell & Reed Financial, Inc.            56,078
     1,350  Webster Financial Corporation             40,973
     1,010  Westamerica Bancorporation                36,905
       970  Wilmington Trust Corporation              55,096
            Total Financials                       3,940,098
---------------------------------------------------------------------------------

Health Care (14.6%)
     2,890  Apogent Technologies, Inc.*              $67,684
     1,440  Apria Healthcare Group, Inc.*             33,120
     1,000  Barr Laboratories, Inc.*                  72,800
     1,700  Beckman Coulter, Inc.                     72,199
     1,500  COR Therapeutics, Inc.*                   33,795
     1,590  Covance, Inc.*                            29,176
     3,200  Cytyc Corporation*                        83,904
     1,440  Dentsply International, Inc.              64,785
     1,590  Edwards Lifesciences Corporation*         40,386
     2,140  Express Scripts, Inc.*                    87,612
     2,720  First Health Group Corporation*           73,440
     5,840  Genzyme Corporation*                     315,068
     2,660  Gilead Sciences, Inc.*                   167,314
     6,720  Health Management
            Associates, Inc.*                        130,973
     3,340  Health Net, Inc.*                         73,313
     1,200  Henry Schein, Inc.*                       40,500
     1,730  Hillenbrand Industries, Inc.              91,724
     2,270  ICN Pharmaceuticals, Inc.                 54,957
     4,140  IDEC Pharmaceuticals Corporation*        248,317
     1,740  Incyte Genomics, Inc.*                    25,926
     5,475  IVAX Corporation*                        112,511
     1,100  LifePoint Hospitals, Inc.*                34,298
     2,900  Lincare Holdings, Inc.*                   74,530
     5,960  Millennium Pharmaceuticals, Inc.*        151,742
     3,500  Mylan Laboratories, Inc.                 129,045
     2,580  Omnicare, Inc.                            51,290
     2,700  Oxford Health Plans, Inc.*                63,612
       900  PacifiCare Health Systems, Inc.*          14,904
     1,900  Patterson Dental Company*                 72,200
     2,020  Perrigo Company*                          29,876
     2,400  Protein Design Labs, Inc.*                79,224
     2,660  Quest Diagnostics, Inc.*                 173,911
     2,120  Sepracor, Inc.*                          100,573
     1,870  STERIS Corporation*                       41,888
     1,900  Triad Hospitals, Inc.*                    51,110
     1,020  Trigon Healthcare, Inc.*                  62,618
     2,000  Vertex Pharmaceuticals, Inc.*             49,000
     1,520  VISX, Inc.*                               17,860
            Total Health Care                      3,117,185
--------------------------------------------------------------------------------

Information Technology (18.7%)
     9,300  3Com Corporation*                         38,502
     2,430  Acxiom Corporation*                       28,650
     1,030  ADTRAN, Inc.*                             23,896
     2,200  Advanced Fibre
            Communications, Inc.*                     40,986
       900  Advent Software, Inc.*                    34,713
     1,620  Affiliated Computer Services, Inc.*      142,641
     2,720  Arrow Electronics, Inc.*                  66,504
     7,880  Ascential Software Corporation*          $29,786
    12,760  Atmel Corporation*                       101,442
     3,240  Avnet, Inc.                               66,841
     1,160  Avocent Corporation*                      21,646
       715  Cabot Microelectonics Corporation*        47,390
     6,880  Cadence Design Systems, Inc.*            145,443
     4,000  Ceridian Corporation*                     65,960
     1,960  Cirrus Logic, Inc.*                       21,815
     1,430  CommScope, Inc.*                          27,956
     1,600  Credence Systems Corporation*             21,760
     3,510  Cypress Semiconductor Corporation*        69,322
     2,000  Diebold, Inc.                             72,600
       700  DSP Group Inc.*                           14,700
     3,680  Electronic Arts, Inc.*                   189,373
     5,200  Enterasys Networks, Inc.*                 41,392
       900  FEIC Company*                             24,282
     2,340  Gartner, Inc., Class B*                   20,826
     1,790  Harris Corporation                        61,361
     1,000  Imation Corporation*                      20,970
     1,000  InFocus Corporation*                      19,360
     2,990  Integrated Device Technology, Inc.*       83,271
     1,700  International Rectifier Corporation*      59,687
       860  Investment Technolgy Group, Inc.*         55,393
     2,400  Jack Henry & Associates, Inc.             59,184
     1,800  Keane, Inc.*                              25,488
     2,400  KEMET Corporation*                        42,912
     3,400  Lam Research Corporation*                 64,464
     3,000  Lattice Semiconductor Corporation*        52,500
     2,440  Legato Systems, Inc.*                     20,472
     1,300  LTX Corporation*                          21,398
     1,620  Macromedia, Inc.*                         24,235
     1,740  Mentor Graphics Corporation*              32,990
     2,510  Micrel, Inc.*                             63,126
     3,590  Microchip Technology, Inc.*              112,080
     1,000  MIPS Technologies, Inc., Class B*          8,730
     1,400  National Instruments Corporation*         40,334
     3,780  Network Associates, Inc.*                 72,576
     1,000  Newport Corporation                       15,590
     3,860  NVIDIA Corporation*                      165,440
     1,300  Plantronics, Inc.*                        27,014
     1,100  Plexus Corporation*                       27,500
     2,500  Polycom, Inc.*                            74,950
     1,720  Powerwave Technologies, Inc.*             26,316
     4,160  Quantum Corporation*                      35,069
     5,600  Rational Software Corporation*            73,472
     1,300  Retek, Inc.*                              26,416
     2,050  Reynolds & Reynolds Company               48,687
     4,500  RF Micro Devices, Inc.*                   91,980
     1,500  RSA Security, Inc.*                       18,060
     1,800  SanDisk Corporation*                      19,692
     4,030  SCI Systems, Inc.*                        81,849
     1,960  Semtech Corporation*                      73,990
     2,850  Storage Technology Corporation*           53,495
     7,440  SunGard Data Systems, Inc.*              187,488
     2,760  Sybase, Inc.*                             37,536
     1,060  Sykes Enterprises, Inc.*                  10,218
     2,100  Symantec Corporation*                    115,479
     1,690  Synopsys, Inc.*                           79,430
     1,540  Tech Data Corporation*                    65,743
     1,630  Titan Corporation*                        42,592
       980  Transaction Systems Architects, Inc.*      9,526
     2,280  TranSwitch Corporation*                    7,547
     3,479  TriQuint Semiconductor, Inc.*             61,509
     3,770  Vishay Intertechnology, Inc.*             71,140
     3,580  Waters Corporation*                      127,054
     2,100  Wind River Systems, Inc.*                 30,114
            Total Information Technology           4,003,853
--------------------------------------------------------------------------------

Utilities (7.2%)
     1,460  AGL Resources, Inc.                       30,149
     2,230  ALLETE, Inc.                              49,060
     2,170  Alliant Energy Corporation                63,798
     2,730  American Water Works
            Company, Inc.                            110,838
       680  Black Hills Corporation                   18,673
     1,180  Cleco Corporation                         23,730
     2,470  Conectiv                                  58,292
     1,320  Covanta Energy Corporation*               17,186
     3,520  DPL, Inc.                                 80,960
     1,470  DQE, Inc.                                 27,489
     3,150  Energy East Corporation                   59,283
     1,730  Great Plains Energy, Inc.                 41,278
       870  Hawaiian Electric Industries, Inc.        32,381
     1,020  IDACORP, Inc.                             38,760
     1,900  MDU Resources Group, Inc.                 46,189
     2,800  Montana Power Company*                    16,688
     2,160  National Fuel Gas Company                 50,566
     3,960  Northeast Utilities                       69,894
     1,470  NSTAR                                     60,446
     2,160  OGE Energy Corporation                    46,786
     1,600  ONEOK, Inc.                               27,552
     3,010  Potomac Electric Power Company            64,444
     1,040  Public Service Company of
            New Mexico                                25,480
     2,320  Puget Energy, Inc.                        44,242
     2,180  Questar Corporation                       47,960
     2,890  SCANA Corporation                         74,417
     2,670  Sierra Pacific Resources                  38,742
     3,090  UtiliCorp United, Inc.                    91,557
     1,820  Vectren Corporation                       38,457
     1,900  Western Resources, Inc.                   31,122
     1,290  WGL Holdings, Inc.                        34,907
     3,220  Wisconsin Energy Corporation              71,516
            Total Utilities                        1,532,842
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $23,626,610)              21,164,019
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal                                              Interest
      Amount     Short-Term Investments (1.3%)              Rate/1/          Maturity Date           Market Value
======================================================================================================================
     $266,000    ALLTEL Corporation                         2.664%             11/1/2001                $266,000
----------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $266,000)                          266,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.2%)
                                                (amortized cost basis $23,892,610)                    21,430,019
----------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-0.2%)                  (32,272)

                                                Net Assets: (100.0%)                                 $21,397,747

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.

                           THE AAL INTERNATIONAL FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.
===================================================================================================================================
       Shares     Common Stocks (97.3%)                         Industry                                        Market Value
Australia (1.1%)
     389,414      BHP Billiton, Ltd.                            Diversified-Metal & Mining                         $1,754,701
                                                     Total Australia                                                1,754,701
-----------------------------------------------------------------------------------------------------------------------------------

Brazil (0.2%)
     115,578      Embratel Participacoes SA ADR                 Integrated Telecommunications                         312,061
                                                     Total Brazil                                                     312,061
-----------------------------------------------------------------------------------------------------------------------------------

Canada (0.4%)
      97,524      Nortel Networks Corporation                   Wireless Telecommunications                           568,572
                                                     Total Canada                                                     568,572
-----------------------------------------------------------------------------------------------------------------------------------

Finland (1.6%)
      83,060      Nokia Oyj                                     Telecommunications                                  1,737,804
      68,167      Stora Enso Oyj                                Paper Products                                        828,834
                                                     Total Finland                                                  2,566,638
-----------------------------------------------------------------------------------------------------------------------------------

France (16.5%)
     112,712      Alstom                                        Construction & Engineering                          1,723,723
      62,752      Aventis SA                                    Pharmaceuticals                                     4,620,351
      51,570      Carrefour SA                                  Retail-Food                                         2,640,507
     147,322      European Aeronautic Defence
                  and Space Company                             Aerospace/Defense                                   1,711,658
      36,644      Sanofi-Synthelabo SA                          Pharmaceuticals                                     2,417,520
     130,120      Suez Lyonnaise des Eaux SA                    Water Utilities                                     4,093,571
      31,597      Total Fina Elf SA                             Oil &Gas Integrated                                 4,439,460
      54,724      Valeo SA                                      Auto Parts & Equipment                              1,872,928
      63,381      Vivendi                                       Broadcasting & Cable TV                             2,962,689
                                                     Total France                                                  26,482,407
------------------------------------------------------------------------------------------------------------------------------------

Germany (7.3%)
      14,651      Allianz AG                                    Insurance-Multi-Line                                3,442,714
      34,153      DaimlerChrysler AG                            Auto Manufacturing                                  1,191,956
      61,784      E.ON AG                                       Electric Company                                    3,199,658
      14,974      Muenchener Rueckver AG                        Property & Casualty  Insurance                      3,951,528
                                                     Total Germany                                                 11,785,856
------------------------------------------------------------------------------------------------------------------------------------

Hong Kong (3.8%)
     703,000      China Mobile, Ltd.*                           Wireless Telecommunications                         2,131,532
     173,000      Hutchison Whampoa, Ltd.                       Industrial Conglomerate                             1,402,853
     222,000      MTR Corporation, Ltd.                         Railroads                                             288,885
     378,000      Sun Hung Kai Properties, Ltd.                 Research Management & Development                   2,316,462
                                                     Total Hong Kong                                                6,139,732
------------------------------------------------------------------------------------------------------------------------------------

Italy (7.1%)
     940,357      Banca Nazionale del Lavoro                    Banks                                              $2,075,002
     333,181      Eni SpA                                       Oil &Gas-Drilling                                   4,177,141
      86,633      Fiat SpA                                      Auto Manufacturing                                  1,412,283
     262,171      Mediaset SpA                                  Broadcasting & Cable TV                             1,711,915
     375,380      Telecom Italia Mobile SpA                     Wireless Telecommmunications                        2,045,437
                                                     Total Italy                                                   11,421,778
------------------------------------------------------------------------------------------------------------------------------------

Japan (19.0%)
     279,000      Bridgestone Corporation                       Auto Parts & Equipment                              2,630,334
      50,000      Canon, Inc.                                   Office Electronics                                  1,454,189
      10,000      Ito-Yokado Company, Ltd.                      Retail-Food                                           441,158
     107,000      Kao Corporation                               Personal Products                                   2,535,027
     124,000      Matsushita Electric Industrial Company, Ltd.  Technical Equipment & Instruments                   1,468,894
      34,500      Murata Manufacturing Company, Ltd.            Technical Equipment & Instruments                   2,164,617
     627,000      Nissan Motor Company, Ltd.                    Auto Manufacturing                                  2,766,063
     130,000      Nomura Holdings, Inc.                         Financial-Diversified                               1,709,898
         294      NTT DoCoMo, Inc.                              Wireless Telecommmunications                        3,987,092
       3,700      ORIX Corporation                              Financial-Diversified                                 323,737
16,790Rohm Company, Ltd.                                        Semiconductors                                      1,787,294
     271,000      Sharp Corporation                             Technical Equipment & Instruments                   2,802,876
      53,000      Shin-Etsu Chemical Company, Ltd.              Chemicals-Diversifed                                1,744,945
       9,110      Shohkoh Fund & Company, Ltd.                  Consumer Finances                                   1,119,353
      16,000      Takefuji Corporation                          Consumer Finances                                   1,328,050
      36,300      Tokyo Electron, Ltd.                          Equipment-Semiconductors                            1,491,679
     235,000      Tokyo Gas Company, Ltd.                       Oil & Gas Exploration/Production                      731,465
                                                     Total Japan                                                   30,486,671
------------------------------------------------------------------------------------------------------------------------------------

Netherlands (12.5%)
      29,228      Gucci Group NV                                Retail Apparel                                      2,499,579
     133,118      Koninklijke (Royal) Ahold NV                  Retail-Food                                         3,747,878
      72,637      Koninklijke (Royal) Philips Electronics NV    Consumer-Electronics                                1,651,227
     217,280      Royal KPN NV                                  Integrated Telecommmunications                        841,488
      83,778      Unilever NV                                   Foods-Packaged                                      4,391,497
     128,394      VNU NV                                        Publishing & Printing                               3,746,704
     151,516      Wolters Kluwer NV                             Publishing & Printing                               3,182,341
                                                     Total Netherlands                                             20,060,714
------------------------------------------------------------------------------------------------------------------------------------

Singapore (1.0%)
     288,000      DBS Group Holdings, Ltd.                      Banks                                               1,641,925
                                                     Total Singapore                                                1,641,925
------------------------------------------------------------------------------------------------------------------------------------

South Korea (4.1%)
      86,570      Korea Telecom Corporation ADR                 Integrated Telecommunications                       1,804,119
      49,400      Pohang Iron & Steel Company, Ltd. ADR         Steel                                                 847,210
      31,719      Samsung Electronics Company, Ltd.             Consumer-Electronics                                2,392,564
      71,493      SK Telecom Company, Ltd. ADR                  Wireless Telecommunications                         1,507,072
                                                     Total South Korea                                              6,550,965
------------------------------------------------------------------------------------------------------------------------------------

Spain (1.5%)
     161,606      Repsol YPF SA                                 Oil & Gas Integrated                               $2,343,382
                                                     Total Spain                                                    2,343,382
------------------------------------------------------------------------------------------------------------------------------------

Switzerland (3.0%)
      67,746      Credit Suisse Group*                          Banks                                               2,476,843
      33,266      Roche Holding AG                              Pharmaceuticals                                     2,307,168
                                                     Total Switzerland                                              4,784,011
------------------------------------------------------------------------------------------------------------------------------------

Turkey (0.0%)
       6,203      Turkcell Iletisim Hizmetleri AS ADR           Integrated Telecommunications                          78,158
                                                     Total Turkey                                                      78,158
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (18.2%)
      89,017      AstraZeneca Group PLC                         Pharmaceuticals                                     4,014,568
     917,648      BAE SYSTEMS PLC                               Aerospace/Defense                                   4,457,453
     431,212      British Telecommunications PLC                Wireless Telecommunications                         2,182,399
     138,958      COLT Telecom Group PLC*                       Integrated Telecommunicatins                          237,457
     157,039      GlaxoSmithKline PLC                           Pharmaceuticals                                     4,225,162
     230,854      HSBC Holdings PLC                             Banks                                               2,529,792
     560,157      Marks and Spencer PLC                         Department Stores                                   2,338,061
     625,509      Reed International PLC                        Publishing & Printing                               5,121,605
      94,947      Somerfield PLC                                Retail-Food                                           142,227
   1,723,694      Vodafone Group PLC                            Wireless Telecommunications                         3,985,855
                                                     Total United Kingdom                                          29,234,579
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Common Stocks
                                                     (cost basis $200,261,809)                                    156,212,150
------------------------------------------------------------------------------------------------------------------------------------

    Principal                                                             Interest
      Amount     Short-Term Investments (1.5%)                             Rate/1/            Maturity Date    Market Value
====================================================================================================================================
   $2,400,000    Federal National Mortgage
                 Association                                                2.448%                11/1/2001        $2,400,000
      107,142    Fidelity Domestic Portfolio Class III                      2.260                                     107,142
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $2,507,142)                                   2,507,142
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (98.8%)
                                                (amortized cost basis $202,768,951)                               158,719,292
------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (1.2%)                              1,888,052

                                                Net Assets (100.0%)                                              $160,607,344

*Non income-producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                          THE AAL CAPITAL GROWTH FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks long-term capital growth by investing  primarily in a diversified portfolio  of common  stocks and  securities  convertible  into  common  stocks.
================================================================================

    Shares  Common Stocks (96.8%)              Market Value
Basic Materials (0.2%)
   173,800  Eastman Chemical Company              $5,963,078
            Total Basic Materials                  5,963,078
--------------------------------------------------------------------------------

Capital Goods (10.1%)
 1,605,000  Automatic Data Processing, Inc.       82,914,300
    92,700  CNF, Inc.                              2,047,743
   405,900  Dover Corporation                     13,374,405
   674,866  First Data Corporation                45,600,696
 3,637,600  General Electric Company             132,445,016
   310,080  Global Payments, Inc.                  9,286,896
   660,500  Herman Miller, Inc.                   13,969,575
   305,462  Honeywell International, Inc.          9,026,402
   387,600  NDCHealth                             13,643,520
   105,200  PACCAR, Inc.                           5,556,664
   434,500  United Technologies Corporation       23,415,205
            Total Capital Goods                  351,280,422
--------------------------------------------------------------------------------

Communication Services (2.5%)
    19,256  MCI Group                                228,184
   930,739  SBC Communications, Inc.              35,470,463
   280,300  Sprint FON Group                       5,606,000
   140,100  Sprint PCS Group*                      3,124,230
   717,900  Verizon Communications, Inc.          35,758,599
   481,400  WorldCom Group*                        6,474,830
            Total Communication Services          86,662,306
--------------------------------------------------------------------------------

Consumer Cyclicals (18.0%)
   275,200  Adelphia Communications
            Corporation*                           6,090,176
 1,148,250  AOL Time Warner, Inc.*                35,836,883
   278,100  Cablevision Systems Corporation*       9,524,925
 3,217,700  Comcast Corporation*                 115,322,368
 3,221,300  Cox Communications, Inc.*            123,375,790
   116,800  Dean Foods Company                     5,238,480
   347,700  Family Dollar Stores, Inc.            10,034,622
   352,800  Gannett Company, Inc.                 22,296,960
 1,439,200  Harley-Davidson, Inc.                 65,138,192
 3,632,532  Liberty Media Corporation*            42,464,299
   463,800  New York Times Company                19,131,750
   139,050  Rainbow Media Group*                   2,968,717
   250,640  Starwood Hotels & Resorts
            Worldwide, Inc.                       $5,524,106
 2,218,600  Tiffany & Company                     51,893,054
   285,400  Tribune Company                        8,619,080
 1,573,700  Wal-Mart Stores, Inc.                 80,888,180
 1,266,900  Walt Disney Company                   23,551,671
            Total Consumer Cyclicals             627,899,253
--------------------------------------------------------------------------------

Consumer Staples (9.8%)
   415,100  Alberto-Culver Company                17,537,975
    48,350  Corn Products International, Inc.      1,455,335
 1,332,800  General Mills, Inc.                   61,202,176
   397,900  Kimberly-Clark Corporation            22,087,429
 1,783,800  Philip Morris Companies, Inc.         83,481,840
   577,300  Safeway, Inc.*                        24,044,545
 4,072,800  Walgreen Company                     131,877,264
            Total Consumer Staples               341,686,564
--------------------------------------------------------------------------------

Energy (11.2%)
   366,200  Anadarko Petroleum Corporation        20,891,710
   367,600  Baker Hughes, Inc.                    13,171,108
   574,200  BJ Services Company*                  14,693,778
   677,400  BP PLC                                32,745,516
   241,200  ChevronTexaco Corporation             21,358,260
   444,200  ENSCO International, Inc.              8,795,160
 2,166,900  EOG Resources, Inc.                   76,643,253
 2,324,000  Exxon Mobil Corporation               91,681,800
   289,300  Global Marine, Inc.*                   4,657,730
   599,800  Nabors Industries, Inc.*              18,437,852
   516,700  Noble Drilling Corporation*           15,785,185
   736,600  Precision Drilling Corporation*       18,694,908
   778,300  Royal Dutch Petroleum
            Company ADR                           39,311,933
   263,600  Smith International, Inc.*            12,468,280
            Total Energy                         389,336,473
--------------------------------------------------------------------------------

Financials (17.3%)
 1,288,500  American Express Company              37,920,555
 2,078,652  American International
            Group, Inc.                          163,382,047
   649,300  Bank of America Corporation           38,302,207
 1,524,248  Citigroup, Inc.                       69,383,769
   732,500  Fannie Mae                            59,303,200
   532,100  Household International, Inc.         27,828,830
 1,551,040  J.P. Morgan Chase & Company           54,844,774
 1,026,693  MBNA Corporation                      28,346,994
   566,000  MGIC Investment Corporation           29,284,840
   774,400  Morgan Stanley Dean Witter &
            Company                               37,883,648
 1,029,000  National City Corporation             27,165,600
   202,200  Northern Trust Corporation            10,209,078
   414,200  State Street Corporation              18,862,668
            Total Financials                     602,718,210
--------------------------------------------------------------------------------

Health Care (14.0%)
   752,300  CIGNA Corporation                     54,842,670
   386,300  Elan Corporation PLC ADR*             17,634,595
 1,364,400  Johnson & Johnson                     79,012,404
   451,200  Medtronic, Inc.                       18,183,360
 1,617,000  Merck & Company, Inc.                103,180,770
3,618,300Pfizer, Inc.                            151,606,770
   703,400  Schering-Plough Corporation           26,152,412
   335,500  WellPoint Health Networks, Inc.*      37,438,445
            Total Health Care                    488,051,426
--------------------------------------------------------------------------------

Information Technology (13.4%)
 5,776,400  ADC Telecommunications, Inc.*         26,282,620
 1,911,400  Agere Systems, Inc.*                   8,792,440
    70,061  Agilent Technologies, Inc.            $1,560,258
   274,200  Applied Materials, Inc.*               9,352,962
   222,200  Arrow Electronics, Inc.*               5,432,790
 2,411,500  Cisco Systems, Inc.*                  40,802,580
   242,800  Computer Sciences Corporation*         8,718,948
   900,700  Dell Computer Corporation*            21,598,786
   730,500  EMC Corporation*                       8,999,760
   302,800  Gateway, Inc.*                         1,710,820
   654,800  Hewlett-Packard Company               11,020,284
 2,238,300  Intel Corporation                     54,659,286
   638,200  International Business
            Machines Corporation                  68,970,274
 1,865,600  Microsoft Corporation*               108,484,640
 1,274,100  Motorola, Inc.                        20,857,017
 1,900,900  Oracle Corporation*                   25,776,204
 1,072,400  Sun Microsystems, Inc.*               10,884,860
 1,152,300  Tellabs, Inc.*                        15,728,895
   604,500  Texas Instruments, Inc.               16,919,955
            Total Information Technology         466,553,379
--------------------------------------------------------------------------------

Utilities (0.3%)
   250,600  Entergy Corporation                    9,735,810
            Total Utilities                        9,735,810
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $2,246,980,859)        3,369,886,921
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Principal                                               Interest
     Amount      Short-Term Investments (3.3%)               Rate/1/             Maturity Date          Market Value
=============================================================================================================================
  $10,990,000    ALLTEL Corporation                            2.542%                   11/6/2001           $10,986,123
    9,553,000    American Express Credit Corporation            2.330                  11/14/2001             9,544,962
   22,337,000    Countrywide Home Loans, Inc.             2.422-2.549        11/2/2001-11/13/2001            22,332,335
   25,017,000    Eaglefunding Capital Corporation               2.520         11/7/2001-11/8/2001            25,005,303
   17,172,000    Exxon Asset Management Company                 2.451                   11/1/2001            17,172,000
    6,616,000    Gannett Company, Inc.                          2.371                   11/9/2001             6,612,515
   21,465,000    Textron, Inc.                                  2.503                  11/19/2001            21,438,169

-----------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $113,091,407)                         113,091,407
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (100.1%)
                                                (amortized cost basis $2,360,072,266)                     3,482,978,328
-----------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (-0.1%)                      (2,322,836)

                                                Net Assets: (100.0%)                                     $3,480,655,492

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                       THE AAL LARGE COMPANY INDEX FUND II
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks total returns that track the  performance  of the S&P 500(R),  by
investing     primarily    in    common    stocks    comprising    the    Index.
--------------------------------------------------------------------------------

    Shares  Common Stocks (98.7%)               Market Value
Basic Materials (2.6%)
       600  Air Products and Chemicals, Inc.         $24,024
       800  Alcan, Inc.                               24,440
     2,200  Alcoa, Inc.                               70,994
       200  Allegheny Technologies, Inc.               2,960
       100  Ball Corporation                           6,154
     1,000  Barrick Gold Corporation                  15,590
       100  Bemis Company, Inc.                        4,327
       100  Boise Cascade Corporation                  2,856
     2,283  Dow Chemical Company                      75,910
     2,600  E.I. du Pont de Nemours and
            Company                                  103,974
       200  Eastman Chemical Company                   6,862
       300  Ecolab, Inc.                              10,554
       300  Engelhard Corporation                      7,854
       100  FMC Corporation*                           4,746
       300  Freeport-McMoRan Copper &
            Gold, Inc., Class B*                       3,330
       552  Georgia-Pacific Group                     15,323
       100  Great Lakes Chemical Corporation           2,121
       200  Hercules, Inc.*                            1,512
       600  Homestake Mining Company                   4,920
       400  Inco, Ltd.*                                5,456
       200  International Flavors and
            Fragrances, Inc.                           5,702
     1,200  International Paper Company               42,960
       200  Louisiana-Pacific Corporation              1,440
       200  Mead Corporation                           5,368
       500  Newmont Mining Corporation                11,600
       200  Nucor Corporation                          8,260
       400  Pactiv Corporation*                        6,480
       200  Phelps Dodge Corporation                   5,800
       800  Placer Dome, Inc.                          9,128
       400  PPG Industries, Inc.                      19,532
       400  Praxair, Inc.                             18,872
       600  Rohm and Haas Company                     19,482
       200  Sealed Air Corporation*                    8,008
       200  Sigma-Aldrich Corporation                  7,504
       100  Temple-Inland, Inc.*                       4,999
       200  USX-U.S. Steel Group                       2,878
       300  Vulcan Materials Company                  12,471
       200  Westvaco Corporation                      $4,910
       600  Weyerhaeuser Company                      29,946
       200  Willamette Industries, Inc.                9,370
       200  Worthington Industries, Inc.               2,600
            Total Basic Materials                    631,217
--------------------------------------------------------------------------------

Capital Goods (10.5%)
       400  Allied Waste Industries, Inc.*             3,968
       400  American Power Conversion
            Corporation*                               5,148
       400  AMR Corporation*                           7,280
     1,600  Automatic Data Processing, Inc.           82,656
       300  Avery Dennison Corporation                13,890
     2,200  Boeing Company                            71,720
     1,000  Burlington Northern Santa Fe
            Corporation                               26,870
       900  Caterpillar, Inc.                         40,248
     2,400  Cendant Corporation*                      31,104
       400  Cintas Corporation                        16,168
     1,200  Concord EFS, Inc.*                        32,844
       400  Convergys Corporation*                    11,240
       200  Cooper Industries, Inc.                    7,740
       100  Crane Company                              2,048
       500  CSX Corporation                           16,850
       100  Cummins, Inc.                              3,131
       400  Danaher Corporation                       22,296
       600  Deere & Company                           22,194
       300  Delta Air Lines, Inc.                      6,858
       200  Deluxe Corporation                         7,000
       500  Dover Corporation                         16,475
       200  Eaton Corporation                         13,088
     1,100  Emerson Electric Company                  53,922
       300  Equifax, Inc.                              6,708
       800  FedEx Corporation*                        32,864
     1,000  First Data Corporation                    67,570
       450  Fiserv, Inc.*                             16,736
       200  Fluor Corporation                          7,444
       500  General Dynamics Corporation              40,800
    25,100  General Electric Company                 913,891
       400  Genuine Parts Company                     13,000
       200  Goodrich Corporation                       4,270
       500  H&R Block, Inc.                          $17,040
     2,000  Honeywell International, Inc.             59,100
       800  Illinois Tool Works, Inc.                 45,760
       700  IMS Health, Inc.*                         14,959
       400  Ingersoll-Rand Company                    14,920
       200  ITT Industries, Inc.                       9,618
     1,100  Lockheed Martin Corporation               53,647
     1,100  Masco Corporation                         21,813
       100  McDermott International, Inc.*             1,060
     1,000  Minnesota Mining and Manufacturing
            Company                                  104,380
       500  Molex, Inc.                               14,465
       100  National Service Industries, Inc.          1,774
       100  Navistar International Corporation         3,000
       900  Norfolk Southern Corporation              15,075
       200  Northrop Grumman Corporation              19,990
       200  PACCAR, Inc.                              10,564
       300  Pall Corporation                           6,090
       300  Parker Hannifin Corporation               10,770
       900  Paychex, Inc.                             28,854
       600  Pitney Bowes, Inc.                        21,996
       100  Power-One, Inc.*                             791
       300  R.R. Donnelley & Sons Company              7,650
     1,000  Raytheon Company                          32,250
       400  Robert Half International, Inc.*           8,252
       400  Rockwell Collins                           5,400
       400  Rockwell International Corporation         5,512
       100  Ryder System, Inc.                         1,870
       300  Sabre, Inc.*                               7,890
     1,900  Southwest Airlines Company                30,210
       400  Textron, Inc.                             12,660
       100  Thomas & Betts Corporation                 1,816
     4,938  Tyco International, Ltd.                 242,653
       600  Union Pacific Corporation                 31,206
     1,200  United Technologies Corporation           64,668
       100  US Airways Group, Inc.*                      461
       300  W.W. Grainger, Inc.                       12,990
     1,600  Waste Management, Inc.                    39,200
            Total Capital Goods                    2,598,375
--------------------------------------------------------------------------------

Communication Services (5.7%)
       800  ALLTEL Corporation                        45,712
     8,700  AT&T Corporation                         132,675
     6,345  AT&T Wireless Services, Inc.*             91,622
     4,700  BellSouth Corporation                    173,900
       400  CenturyTel, Inc.                          12,640
       700  Citizens Communications Company*           6,223
     1,900  Nextel Communications, Inc.*              15,105
     4,200  Qwest Communications
            International, Inc.*                     $54,390
     8,500  SBC Communications, Inc.                 323,935
     2,200  Sprint FON Group                          44,000
     2,400  Sprint PCS Group*                         53,520
     6,900  Verizon Communications, Inc.             343,689
     7,300  WorldCom Group*                           98,185
            Total Communication Services           1,395,596
--------------------------------------------------------------------------------

Consumer Cyclicals (12.1%)
       100  American Greetings Corporation             1,402
    11,250  AOL Time Warner, Inc.*                   351,113
       300  AutoZone, Inc.*                           17,559
       700  Bed Bath & Beyond, Inc.*                  17,542
       500  Best Buy Company, Inc.*                   27,450
       200  Big Lots, Inc.                             1,460
       200  Black & Decker Corporation                 6,618
       200  Brunswick Corporation                      3,578
     1,400  Carnival Corporation                      30,492
       200  Centex Corporation                         7,652
       500  Circuit City Group                         6,860
     1,500  Clear Channel Communications, Inc.*       57,180
     2,400  Comcast Corporation*                      86,016
       100  Cooper Tire & Rubber Company               1,321
     1,100  Costco Wholesale Corporation*             41,613
       300  Dana Corporation                           3,225
       300  Darden Restaurants, Inc.                   9,606
     1,400  Delphi Automotive Systems
            Corporation                               16,254
       200  Dillard's, Inc.                            2,590
       800  Dollar General Corporation                11,432
       200  Dow Jones & Company, Inc.                  9,000
       700  Eastman Kodak Company                     17,899
       400  Family Dollar Stores, Inc.                11,544
       500  Federated Department Stores, Inc.*        15,995
     4,600  Ford Motor Company                        73,830
       400  Fortune Brands, Inc.                      14,740
       700  Gannett Company, Inc.                     44,240
     2,100  Gap, Inc.                                 27,447
     1,400  General Motors Corporation                57,848
       400  Goodyear Tire & Rubber Company             7,452
       800  Harley-Davidson, Inc.                     36,208
       300  Harrah's Entertainment, Inc.*              8,739
       400  Hasbro, Inc.                               6,628
       900  Hilton Hotels Corporation                  7,704
     5,900  Home Depot, Inc.                         225,557
       200  International Game Technology*            10,210
       900  Interpublic Group of Companies, Inc.      20,205
       600  J.C. Penney Company, Inc.                 13,032
       200  Johnson Controls, Inc.                   $14,464
100      Kaufman and Broad Home
            Corporation                                2,955
     1,200  Kmart Corporation*                         7,356
       200  Knight Ridder, Inc.                       11,250
       900  Kohl's Corporation*                       50,049
       500  Leggett & Platt, Inc.                     10,835
     1,000  Limited, Inc.                             11,150
       100  Liz Claiborne, Inc.                        4,550
     1,900  Lowe's Companies, Inc.                    64,790
       600  Marriott International, Inc.              18,798
     1,100  Mattel, Inc.                              20,823
       800  May Department Stores Company             25,160
       200  Maytag Corporation                         5,576
     3,300  McDonald's Corporation                    86,031
       500  McGraw-Hill Companies, Inc.               26,290
       100  Meredith Corporation                       3,300
       400  New York Times Company                    16,500
       700  Newell Rubbermaid, Inc.                   19,348
       700  NIKE, Inc.                                34,552
       300  Nordstrom, Inc.                            4,230
       700  Office Depot, Inc.*                        9,520
       500  Omnicom Group, Inc.                       38,390
       200  Pulte Homes, Inc.                          6,500
       500  RadioShack Corporation                    12,495
       100  Reebok International, Ltd.*                2,076
       800  Sears, Roebuck and Company                31,016
       400  Sherwin-Williams Company                   9,744
       100  Snap-On, Inc.                              2,676
       200  Stanley Works                              7,664
     1,100  Staples, Inc.*                            16,038
       900  Starbucks Corporation*                    15,408
       500  Starwood Hotels & Resorts
            Worldwide, Inc.                           11,020
     2,300  Target Corporation                        71,645
       400  Tiffany & Company                          9,356
       700  TJX Companies, Inc.                       23,660
       300  TMP Worldwide, Inc.*                       8,955
       500  Toys "R" Us, Inc.*                         9,500
       800  Tribune Company                           24,160
       400  Tricon Global Restaurants, Inc.*          20,236
       300  TRW, Inc.                                 10,137
       100  Tupperware Corporation                     2,039
       500  Univision Communications, Inc.*           12,500
       300  VF Corporation                             9,966
     4,500  Viacom, Inc., Class B*                   164,295
       300  Visteon Corporation                        3,570
    11,300  Wal-Mart Stores, Inc.                    580,820
     5,20_  Walt Disney Company                       96,668
       300  Wendy's International, Inc.               $7,890
       200  Whirlpool Corporation                     11,804
            Total Consumer Cyclicals               2,976,996
--------------------------------------------------------------------------------

Consumer Staples (8.8%)
       100  Adolph Coors Company                       4,975
       200  Alberto-Culver Company                     8,450
     1,000  Albertson's, Inc.                         31,910
     2,300  Anheuser-Busch Companies, Inc.            95,818
     1,596  Archer Daniels Midland Company            22,232
       600  Avon Products, Inc.                       28,098
       200  Brown-Foreman Corporation, Class B        11,888
     1,000  Campbell Soup Company                     28,240
       600  Clorox Company                            21,420
     6,300  Coca-Cola Company                        301,644
     1,100  Coca-Cola Enterprises, Inc.               20,185
     1,400  Colgate-Palmolive Company                 80,528
     1,300  ConAgra Foods, Inc.                       29,770
     1,000  CVS Corporation                           23,900
       700  General Mills, Inc.                       32,144
     2,700  Gillette Company                          83,943
       900  H.J. Heinz Company                        38,196
       400  Hershey Foods Corporation                 25,492
     1,000  Kellogg Company                           30,500
     1,400  Kimberly-Clark Corporation                77,714
     2,000  Kroger Company*                           48,920
       400  Pepsi Bottling Group, Inc.                18,592
     4,490  PepsiCo, Inc.                            218,708
     5,600  Philip Morris Companies, Inc.            262,080
     3,300  Procter & Gamble Company                 243,474
       800  Ralston Purina Company                    26,232
     1,300  Safeway, Inc.*                            54,145
     2,000  Sara Lee Corporation                      44,580
       300  SUPERVALU, Inc.                            6,402
     1,700  SYSCO Corporation                         40,987
     1,500  Unilever N.V.                             77,970
       400  UST, Inc.                                 13,444
     2,600  Walgreen Company                          84,188
       300  Winn-Dixie Stores, Inc.                    3,318
       600  Wm. Wrigley Jr. Company                   30,030
            Total Consumer Staples                 2,170,117
--------------------------------------------------------------------------------

Energy (6.8%)
       200  Amerada Hess Corporation                  11,750
       645  Anadarko Petroleum Corporation            36,797
       300  Apache Corporation                        15,480
       200  Ashland, Inc.                              8,052
       800  Baker Hughes, Inc.                        28,664
       500  Burlington Resources, Inc.                18,625
     2,678  ChevronTexaco Corporation                237,137
     1,600  Conoco, Inc.                              41,120
       300  Devon Energy Corporation                  11,490
       300  EOG Resources, Inc.                       10,611
    17,500  Exxon Mobil Corporation                  690,375
     1,100  Halliburton Company                       27,159
       300  Kerr-McGee Corporation                    17,280
       400  Nabors Industries, Inc.*                  12,296
       300  Noble Drilling Corporation*                9,165
       900  Occidental Petroleum Corporation          22,788
     1,020  Phillips Petroleum Company                55,498
       200  Rowan Companies, Inc.*                     3,378
     5,400  Royal Dutch Petroleum
            Company ADR                              272,754
     1,500  Schlumberger, Ltd.                        72,630
       200  Sunoco, Inc.                               7,486
       800  Transocean Sedco Forex, Inc.              24,120
       600  Unocal Corporation                        19,320
       800  USX-Marathon Group                        22,072
            Total Energy                           1,676,047
--------------------------------------------------------------------------------

Financials (17.6%)
     1,300  AFLAC, Inc.                               31,798
     1,800  Allstate Corporation                      56,484
       250  Ambac Financial Group, Inc.               12,000
     3,300  American Express Company                  97,119
     6,644  American International Group, Inc.       522,218
       900  AmSouth Bancorporation                    15,561
       700  Aon Corporation                           26,628
     4,100  Bank of America Corporation              241,859
     1,900  Bank of New York Company, Inc.            64,619
     2,900  BANK ONE Corporation                      96,251
     1,100  BB&T Corporation                          35,310
       300  Bear Stearns Companies, Inc.              16,200
       500  Capital One Financial Corporation         20,655
     3,500  Charles Schwab Corporation                45,080
       535  Charter One Financial, Inc.               14,579
       500  Chubb Corporation                         34,150
       400  Cincinnati Financial Corporation          14,880
    12,706  Citigroup, Inc.                          578,377
       500  Comerica, Inc.                            23,045
       800  Conseco, Inc.*                             2,392
       300  Countrywide Credit Industries, Inc.       11,979
     1,000  Equity Office Properties Trust            28,500
     2,600  Fannie Mae                               210,496
     1,522  Fifth Third Bancorp                       85,871
     2,708  FleetBoston Financial Corporation         88,985
       700  Franklin Resources, Inc.                  22,470
     1,800  Freddie Mac                              122,076
       400  Golden West Financial Corporation         19,440
600      Hartford Financial Services
            Group, Inc.                               32,400
     1,200  Household International, Inc.             62,760
       610  Huntington Bancshares, Inc.                9,412
     5,010  J.P. Morgan Chase & Company              177,154
       350  Jefferson-Pilot Corporation               14,473
800      John Hancock Financial
            Services, Inc.                            27,264
     1,000  KeyCorp                                   21,260
       600  Lehman Brothers Holdings, Inc.            37,476
       500  Lincoln National Corporation              21,175
       500  Loews Corporation                         25,400
       700  Marsh & McLennan Companies, Inc.          67,725
       400  MBIA, Inc.                                18,424
     2,100  MBNA Corporation                          57,981
     1,200  Mellon Financial Corporation              40,320
     2,100  Merrill Lynch & Company, Inc.             91,791
     1,900  MetLife, Inc.                             51,110
       300  MGIC Investment Corporation               15,522
       400  Moody's Corporation                       13,888
     2,800  Morgan Stanley Dean Witter &
            Company                                  136,976
     1,500  National City Corporation                 39,600
       600  Northern Trust Corporation                30,294
       800  PNC Financial Services Group, Inc.        43,920
       200  Progressive Corporation                   27,742
       700  Providian Financial Corporation            2,723
       600  Regions Financial Corporation             16,146
       300  SAFECO Corporation                         9,252
       800  SouthTrust Corporation                    18,128
       600  St. Paul Companies, Inc.                  27,540
       800  State Street Corporation                  36,432
       500  Stilwell Financial, Inc.                  10,055
       800  SunTrust Banks, Inc.                      47,888
       700  Synovus Financial Corporation             16,114
       300  T. Rowe Price Group, Inc.                  8,328
       300  Torchmark Corporation                     11,109
     4,818  U.S. Bancorp                              85,664
       400  Union Planters Corporation                16,200
       600  UNUMProvident                             13,458
       400  USA Education, Inc.                       32,624
     3,500  Wachovia Corporation                     100,100
     2,200  Washington Mutual, Inc.                   66,418
     4,300  Wells Fargo & Company                    169,850
       400  XL Capital, Ltd.                          34,744
       200  Zions Bancorporation                       9,584
            Total Financials                       4,335,446
--------------------------------------------------------------------------------

Health Care (15.1%)
     3,900  Abbott Laboratories                      206,622
       400  Aetna, Inc.                               11,056
       400  Allergan, Inc.                           $28,716
     3,300  American Home Products
            Corporation                              184,239
       300  AmeriSource Health Corporation*           19,068
     2,700  Amgen, Inc.*                             153,414
       500  Applera Corporation                       14,590
       100  Bausch & Lomb, Inc.                        3,256
     1,500  Baxter International, Inc.                72,555
       700  Becton, Dickinson and Company*            25,060
       400  Biogen, Inc.*                             22,000
       675  Biomet, Inc.                              20,587
     1,000  Boston Scientific Corporation*            22,740
     4,900  Bristol-Myers Squibb Company             261,905
       100  C.R. Bard, Inc.                            5,490
     1,200  Cardinal Health, Inc.                     80,532
       500  Chiron Corporation*                       26,910
       400  CIGNA Corporation                         29,160
     2,900  Eli Lilly and Company                    221,850
       500  Forest Laboratories, Inc.*                37,190
       800  Guidant Corporation*                      33,208
     1,400  HCA - The Healthcare Company              55,524
       900  HEALTHSOUTH Corporation*                  11,718
       400  Humana, Inc.*                              4,620
     1,300  Immunex Corporation*                      31,057
     7,690  Johnson & Johnson                        445,328
       633  King Pharmaceuticals, Inc.*               24,681
       200  Manor Care, Inc.*                          4,672
       700  McKesson Corporation                      25,893
       500  MedImmune, Inc.*                          19,620
     3,100  Medtronic, Inc.                          124,930
     5,800  Merck & Company, Inc.                    370,098
    16,000  Pfizer, Inc.                             670,400
     3,300  Pharmacia Corporation                    133,716
       200  Quintiles Transnational Corporation*       3,172
     3,700  Schering-Plough Corporation              137,566
       200  St. Jude Medical, Inc.*                   14,200
       500  Stryker Corporation                       28,120
       800  Tenet Healthcare Corporation*             46,016
       800  UnitedHealth Group, Inc.                  52,600
       300  Watson Pharmaceuticals, Inc.*             14,304
       200  WellPoint Health Networks, Inc.*          22,318
       440  Zimmer Holdings, Inc.*                    13,600
            Total Health Care                      3,734,301
--------------------------------------------------------------------------------

Information Technology (16.1%)
     1,900  ADC Telecommunications, Inc.*              8,645
       600  Adobe Systems, Inc.                       15,840
       800  Advanced Micro Devices, Inc.*              7,872
     1,100  Agilent Technologies, Inc.*               24,497
       900  Altera Corporation *                      18,180
       900  Analog Devices, Inc.*                     34,200
       200  Andrew Corporation*                        3,634
       800  Apple Computer, Inc.*                     14,048
     2,100  Applied Materials, Inc.*                  71,631
       700  Applied Micro Circuits Corporation*        7,721
       100  Autodesk, Inc.                             3,322
       625  Avaya, Inc.*                               5,581
       600  BMC Software, Inc.*                        9,042
       700  Broadcom Corporation*                     24,087
       800  CIENA Corporation*                        13,008
    18,500  Cisco Systems, Inc.*                     313,020
       400  Citrix Systems, Inc.*                      9,360
     4,200  Compaq Computer Corporation               36,750
     1,500  Computer Associates
            International, Inc.                       46,380
       400  Computer Sciences Corporation*            14,364
       900  Compuware Corporation*                     9,252
       400  Comverse Technology, Inc.*                 7,524
       600  Conexant Systems, Inc.*                    6,090
     2,300  Corning, Inc.                             18,538
     6,600  Dell Computer Corporation*               158,268
     1,200  Electronic Data Systems Corporation       77,244
     5,500  EMC Corporation*                          67,760
       800  Gateway, Inc.*                             4,520
     4,900  Hewlett-Packard Company                   82,467
    17,000  Intel Corporation                        415,140
     4,400  International Business Machines
            Corporation                              475,508
       500  Intuit, Inc.*                             20,110
       500  Jabil Circuit, Inc.*                      10,600
     3,300  JDS Uniphase Corporation*                 26,367
       500  KLA-Tencor Corporation*                   20,430
       300  Lexmark International, Inc.*              13,425
       800  Linear Technology Corporation             31,040
       900  LSI Logic Corporation*                    15,255
     8,600  Lucent Technologies, Inc.                 57,620
       800  Maxim Integrated Products, Inc.*          36,600
       200  Mercury Interactive Corporation*           4,764
     1,500  Micron Technology, Inc.*                  34,140
    13,600  Microsoft Corporation*                   790,840
       100  Millipore Corporation                      5,230
     5,500  Motorola, Inc.                            90,035
       400  National Semiconductor Corporation*       10,392
       200  NCR Corporation*                           7,090
       800  Network Appliance, Inc.*                  10,640
     8,000  Nortel Networks Corporation               46,480
       900  Novell, Inc.*                              3,186
       400  Novellus Systems, Inc.*                   13,212
    14,100  Oracle Corporation *                     191,196
     1,400  Palm, Inc.*                                3,444
       600  Parametric Technology Corporation*         4,206
       700  PeopleSoft, Inc.*                         20,839
       200  PerkinElmer, Inc.                          5,382
       400  PMC-Sierra, Inc.*                          6,492
       200  QLogic Corporation*                        7,870
     1,900  QUALCOMM, Inc.*                           93,328
       800  Sanmina Corporation*                      12,112
       300  Sapient Corporation*                       1,293
       400  Scientific-Atlanta, Inc.                   8,348
     1,100  Siebel Systems, Inc.*                     17,963
     1,600  Solectron Corporation*                    19,680
     8,200  Sun Microsystems, Inc.*                   83,230
       550  Symbol Technologies, Inc.                  7,068
       200  Tektronix, Inc.*                           3,940
     1,000  Tellabs, Inc.*                            13,650
       400  Teradyne, Inc.*                            9,220
     4,400  Texas Instruments, Inc.                  123,156
       400  Thermo Electron Corporation*               8,456
       800  Unisys Corporation*                        7,144
     1,000  VERITAS Software Corporation*             28,380
       400  Vitesse Semiconductor Corporation*         3,776
     1,700  Xerox Corporation*                        11,900
       800  Xilinx, Inc.*                             24,336
     1,400  Yahoo!, Inc.*                             15,232
            Total Information Technology           3,982,590
--------------------------------------------------------------------------------

Utilities (3.4%)
     1,300  AES Corporation*                          18,005
       300  Allegheny Energy, Inc.                    10,965
       400  Ameren Corporation                        16,040
800      American Electric Power
            Company, Inc.                             33,520
       700  Calpine Corporation*                      17,325
       400  CINergy Corporation                       12,072
       300  CMS Energy Corporation                     6,453
       500  Consolidated Edison, Inc.                 19,745
       400  Constellation Energy Group, Inc.           8,948
       600  Dominion Resources, Inc.                 $36,672
       400  DTE Energy Company                        16,676
     2,000  Duke Energy Corporation                   76,820
       800  Dynegy, Inc.                              28,720
       800  Edison International*                     11,368
     1,292  El Paso Corporation                       63,385
     1,900  Enron Corporation                         26,410
       600  Entergy Corporation                       23,310
       775  Exelon Corporation                        32,604
       600  FirstEnergy Corporation                   20,676
       500  FPL Group, Inc.                           26,550
       300  General Public Utilities Corporation      11,895
       300  KeySpan Corporation                        9,954
       300  Kinder Morgan, Inc.                       14,889
       816  Mirant Corporation*                       21,216
       400  Niagara Mohawk Holdings, Inc.*             7,168
       100  Nicor, Inc.                                3,889
       537  NiSource, Inc.                            12,754
       900  Pacific Gas & Electric Company*           16,254
       100  Peoples Energy Corporation                 3,829
       200  Pinnacle West Capital Corporation          8,430
       400  PPL Corporation                           13,660
       527  Progress Energy, Inc.                     22,224
       100  Progress Energy, Inc. (CVO)*                   0
       500  Public Service Enterprise Group, Inc.     19,680
       700  Reliant Energy, Inc.                      19,565
       500  Sempra Energy                             11,700
     1,700  Southern Company                          40,630
       300  TECO Energy, Inc.                          7,725
       700  TXU Corporation                           32,088
     1,300  Williams Companies, Inc.                  37,531
       855  Xcel Energy, Inc.                         24,179
            Total Utilities                          845,524
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $30,835,621)              24,346,209
--------------------------------------------------------------------------------
    Principal                                                  Interest
      Amount     Short-Term Investments (1.2%)                  Rate/1/            Maturity Date             Market Value
     $305,000    Edison Asset Securitization LLC                 2.556%              11/1/2001                    $305,000
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $305,000)                                    305,000
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.9%)
                                                (amortized cost basis $31,140,621)                              24,651,209
--------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.1%)                              21,191

                                                Net Assets: (100.0%)                                           $24,672,400
*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                           THE AAL EQUITY INCOME FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks current  income,  long-term  income growth and capital  growth by investing primarily in a portfolio of income-producing equity securities.

    Shares  Common Stocks (93.2%)              Market Value
Basic Materials (4.0%)
    64,600  Alcoa, Inc.                           $2,084,642
    89,000  Engelhard Corporation                  2,330,020
    69,800  International Paper Company            2,498,840
   104,200  Plum Creek Timber Company, Inc.        2,879,046
   119,900  USX-U.S. Steel Group                   1,725,361
            Total Basic Materials                 11,517,909
--------------------------------------------------------------------------------

Capital Goods (9.3%)
    54,200  Convergys Corporation*                 1,523,020
    81,300  First Data Corporation                 5,493,441
   140,950  Honeywell International, Inc.          4,165,073
    22,000  Jacobs Engineering Group, Inc.*        1,441,880
   101,100  Masco Corporation                      2,004,813
    52,100  Pitney Bowes, Inc.                     1,909,986
    73,700  Shaw Group, Inc.*                      2,026,750
    15,000  SPX Corporation*                       1,494,000
    98,000  Tyco International, Ltd.               4,815,720
    68,000  Valassis Communications, Inc.*         2,121,600
            Total Capital Goods                   26,996,283
--------------------------------------------------------------------------------

Communication Services (6.2%)
    98,616  AT&T Corporation                       1,503,894
    93,800  Cable and Wireless plc ADR             1,281,308
   117,947  SBC Communications, Inc.               4,494,960
   113,717  Telefonica SA ADR                      4,033,542
   103,500  Verizon Communications, Inc.           5,155,335
    65,200  Vodafone Group plc ADR                 1,507,424
            Total Communication Services          17,976,463
--------------------------------------------------------------------------------

Consumer Cyclicals (10.3%)
    32,000  BJ's Wholesale Club, Inc.*             1,624,640
   161,374  Delphi Automotive Systems
            Corporation                            1,873,552
   130,200  Family Dollar Stores, Inc.             3,757,572
    60,190  Ford Motor Company                       966,046
   128,200  Fox Entertainment Group, Inc.*         2,821,682
   206,176  Liberty Media Corporation*             2,410,197
   175,100  Lowe's Companies, Inc.                 5,970,910
    53,200  McGraw-Hill Companies, Inc.            2,797,256
   135,000  MediaOne Group, Inc.                   3,438,450
    29,200  New York Times Company                 1,204,500
   100,100  Target Corporation                    $3,118,115
            Total Consumer Cyclicals              29,982,920
--------------------------------------------------------------------------------

Consumer Staples (6.2%)
    80,500  CVS Corporation                        1,923,950
    76,100  General Mills, Inc.                    3,494,512
    44,800  H.J. Heinz Company                     1,901,312
    46,900  Kimberly-Clark Corporation             2,603,419
   148,000  Kroger Company*                        3,620,080
    79,200  Ralston Purina Company                 2,596,968
    89,700  Sara Lee Corporation                   1,999,413
            Total Consumer Staples                18,139,654
--------------------------------------------------------------------------------

Energy (13.0%)
   164,700  BJ Services Company*                   4,214,673
    77,847  ChevronTexaco Corporation              6,893,352
   185,791  Conoco, Inc.                           4,774,829
   102,200  EOG Resources, Inc.                    3,614,814
    77,100  Halliburton Company                    1,903,599
    86,500  Nabors Industries, Inc.*               2,659,010
   123,000  Phillips Petroleum Company             6,692,430
   128,200  Precision Drilling Corporation*        3,253,716
   104,200  Valero Energy Corporation              3,917,920
            Total Energy                          37,924,343
--------------------------------------------------------------------------------

Financials (22.2%)
   109,500  ACE, Ltd.                              3,859,875
    56,300  Bank of America Corporation            3,321,137
    77,100  Bank of New York Company, Inc.         2,622,171
    85,400  BANK ONE Corporation                   2,834,426
   134,833  Citigroup, Inc.                        6,137,598
    67,800  Duke Realty Corporation                1,562,790
   116,800  Equity Residential Properties Trust    3,030,960
    79,000  Fannie Mae                             6,395,840
    94,900  First Industrial Realty Trust, Inc.    2,609,750
   131,100  FleetBoston Financial Corporation      4,307,946
    95,200  Freddie Mac                            6,456,464
    51,100  Hartford Financial Services
            Group, Inc.                            2,759,400
    93,800  J.P. Morgan Chase & Company            3,316,768
    78,200  Mellon Financial Corporation           2,627,520
    57,300  Simon Property Group, Inc.             1,575,750
   115,000  Washington Mutual, Inc.               $3,471,850
   106,300  Wells Fargo & Company                  4,198,850
    42,300  XL Capital, Ltd.                       3,674,178
            Total Financials                      64,763,273
--------------------------------------------------------------------------------

Health Care (9.2%)
   116,800  Baxter International, Inc.             5,649,616
    41,700  CIGNA Corporation                      3,039,930
    31,300  Elan Corporation plc ADR*              1,428,845
    60,500  Johnson & Johnson                      3,503,555
   103,200  Pfizer, Inc.                           4,324,080
   130,300  Serono SA ADR                          2,493,942
    66,700  Tenet Healthcare Corporation*          3,836,584
    54,200  Watson Pharmaceuticals, Inc.*          2,584,256
            Total Health Care                     26,860,808
--------------------------------------------------------------------------------

Information Technology (5.1%)
   106,300  ADC Telecommunications, Inc.*            483,665
    55,500  Celestica, Inc.*                       1,904,760
    41,700  CIENA Corporation*                       678,042
   122,000  Compaq Computer Corporation            1,067,500
    52,100  International Business Machines
            Corporation                            5,630,447
    83,600  Jabil Circuit, Inc.*                  $1,772,320
   133,800  Oracle Corporation*                    1,814,328
    54,200  Parametric Technology Corporation*       379,942
    93,800  Solectron Corporation*                 1,153,740
            Total Information Technology          14,884,744
--------------------------------------------------------------------------------

Utilities (7.7%)
    45,700  American Electric Power
            Company, Inc.                          1,914,830
    23,650  Consolidated Edison, Inc.                933,939
    50,000  Dominion Resources, Inc.               3,056,000
    46,900  El Paso Corporation                    2,300,914
    36,495  NSTAR                                  1,500,674
    69,800  Pinnacle West Capital Corporation      2,942,070
    90,700  TXU Corporation                        4,157,688
    75,100  Williams Companies, Inc.               2,168,137
   118,105  Xcel Energy, Inc.                      3,340,009
            Total Utilities                       22,314,261
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $262,388,595)            271,360,658
--------------------------------------------------------------------------------

  Principal                                                            Interest
    Amount       Long-Term Fixed Income Investments (0.6%)               Rate           Maturity Date       Market Value
==============================================================================================================================
   $1,650,000    Texas Utilities Electric Bonds                          9.750%           5/1/2021            $1,732,456
------------------------------------------------------------------------------------------------------------------------------
                                                Total Long-Term Fixed Income Investments
                                                (amortized cost basis $1,882,471)                             $1,732,456
------------------------------------------------------------------------------------------------------------------------------

  Principal                                                             Interest
    Amount       Short-Term Investments (4.6%)                            Rate1        Maturity Date         Market Value
==============================================================================================================================
   $4,824,000    American General Finance Corporation                      2.472%        11/2/2001             $4,823,668
    4,766,000    Countrywide Home Loans, Inc.                         2.565-2.599        11/5/2001              4,764,623
    3,912,000    Textron, Inc.                                              2.551        11/1/2001              3,912,000
------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $13,500,291)                             13,500,291
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (98.4%)
                                                (amortized cost basis $277,771,357)                           286,593,405
------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (1.6%)                          4,620,814

                                                Net Assets: (100.0%)                                         $291,214,219

*Non income-producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.
                                   Unaudited.

                              THE AAL BALANCED FUND
                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2001

Investment Objective

The Fund seeks  long-term  total return through a balance between income and the potential for long-term  capital growth by investing  primarily in a diversified portfolio of common stocks, bonds and money market instruments.

   Shares   Common Stocks (56.0%)              Market Value
================================================================================

Basic Materials (0.1%)
     9,100  Eastman Chemical Company                $312,221
            Total Basic Materials                    312,221
--------------------------------------------------------------------------------

Capital Goods (5.8%)
    84,100  Automatic Data Processing, Inc.        4,344,606
     4,900  CNF, Inc.                                108,241
    21,300  Dover Corporation                        701,835
    35,400  First Data Corporation                 2,391,978
   190,600  General Electric Company               6,939,746
    16,300  Global Payments, Inc.                    488,185
    34,600  Herman Miller, Inc.                      731,790
    15,987  Honeywell International, Inc.            472,416
    20,300  NDCHealth Corporation                    714,560
     5,500  PACCAR, Inc.                             290,510
    22,800  United Technologies Corporation        1,228,692
            Total Capital Goods                   18,412,559
--------------------------------------------------------------------------------

Communication Services (1.4%)
     1,048  MCI Group                                 12,419
    48,799  SBC Communications, Inc.               1,859,730
    14,700  Sprint FON Group                         294,000
     7,300  Sprint PCS Group*                        162,790
    37,600  Verizon Communications, Inc.           1,872,856
    25,200  WorldCom Group*                          338,940
            Total Communication Services           4,540,735
--------------------------------------------------------------------------------

Consumer Cyclicals (10.4%)
    14,400  Adelphia Communications
            Corporation*                             318,672
    60,200  AOL Time Warner, Inc.*                 1,878,842
    14,600  Cablevision Systems Corporation*         500,050
   168,600  Comcast Corporation*                   6,042,624
   168,800  Cox Communications, Inc.*              6,465,040
     6,100  Dean Foods Company                       273,585
    18,200  Family Dollar Stores, Inc.               525,252
    18,500  Gannett Company, Inc.                  1,169,200
    75,400  Harley-Davidson, Inc.                  3,412,604
   190,400  Liberty Media Corporation*             2,225,776
    24,300  New York Times Company                 1,002,375
     7,300  Rainbow Media Group*                     155,855
    13,108  Starwood Hotels & Resorts
            Worldwide, Inc.                         $288,900
   116,300  Tiffany & Company                      2,720,257
    15,000  Tribune Company                          453,000
    82,500  Wal-Mart Stores, Inc.                  4,240,500
    66,400  Walt Disney Company*                   1,234,376
            Total Consumer Cyclicals              32,906,908
--------------------------------------------------------------------------------

Consumer Staples (5.7%)
    21,800  Alberto-Culver Company                   921,050
     2,500  Corn Products International, Inc.         75,250
    69,800  General Mills, Inc.                    3,205,216
    20,900  Kimberly-Clark Corporation             1,160,159
    93,500  Philip Morris Companies, Inc.          4,375,800
    30,300  Safeway, Inc.*                         1,261,995
   213,400  Walgreen Company                       6,909,892
            Total Consumer Staples                17,909,362
--------------------------------------------------------------------------------

Energy (6.5%)
    19,200  Anadarko Petroleum Corporation         1,095,360
    19,300  Baker Hughes, Inc.                       691,519
    30,100  BJ Services Company*                     770,259
    35,500  BP PLC                                 1,716,070
    12,600  ChevronTexaco Corporation              1,115,730
    23,300  ENSCO International, Inc.                461,340
   113,600  EOG Resources, Inc.                    4,018,032
   121,800  Exxon Mobil Corporation                4,805,010
    15,200  Global Marine, Inc.*                     244,720
    31,400  Nabors Industries, Inc.*                 965,236
    27,100  Noble Drilling Corporation*              827,905
    38,600  Precision Drilling Corporation*          979,668
    40,800  Royal Dutch Petroleum
            Company ADR                            2,060,808
    13,800  Smith International, Inc.*               652,740
            Total Energy                          20,404,397
--------------------------------------------------------------------------------

Financials (10.0%)
    67,500  American Express Company               1,986,525
   108,912  American International Group, Inc.     8,560,483
    34,000  Bank of America Corporation            2,005,660
    79,912  Citigroup, Inc.                        3,637,594
    38,400  Fannie Mae                            $3,108,864
    27,900  Household International, Inc.          1,459,170
    81,320  J.P. Morgan Chase & Company            2,875,475
    53,800  MBNA Corporation                       1,485,418
    29,700  MGIC Investment Corporation            1,536,678
    40,600  Morgan Stanley Dean Witter &
            Company                                1,986,152
    53,900  National City Corporation              1,422,960
    10,600  Northern Trust Corporation               535,194
    21,700  State Street Corporation                 988,218
            Total Financials                      31,588,391
--------------------------------------------------------------------------------

Health Care (8.1%)
    39,400  CIGNA Corporation                      2,872,260
    20,200  Elan Corporation PLC ADR*                922,130
    71,500  Johnson & Johnson                      4,140,565
    23,600  Medtronic, Inc.                          951,080
    84,700  Merck & Company, Inc.                  5,404,707
   189,600  Pfizer, Inc.                           7,944,240
    36,900  Schering-Plough Corporation            1,371,942
    17,600  WellPoint Health Networks, Inc.*       1,963,984
            Total Health Care                     25,570,908
--------------------------------------------------------------------------------

Information Technology (7.8%)
   302,700  ADC Telecommunications, Inc.*          1,377,285
   100,200  Agere Systems, Inc.*                     460,920
     3,626  Agilent Technologies, Inc.*              $80,751
    14,400  Applied Materials, Inc.*                 491,184
    11,600  Arrow Electronics, Inc.*                 283,620
   126,400  Cisco Systems, Inc.*                   2,138,688
    12,700  Computer Sciences Corporation*           456,057
    47,200  Dell Computer Corporation*             1,131,856
    38,300  EMC Corporation *                        471,856
    15,900  Gateway, Inc.*                            89,835
    34,300  Hewlett-Packard Company                  577,269
   117,300  Intel Corporation                      2,864,466
    33,400  International Business Machines
            Corporation                            3,609,538
    97,800  Microsoft Corporation*                 5,687,070
    66,800  Motorola, Inc.                         1,093,516
    99,600  Oracle Corporation*                    1,350,576
    56,200  Sun Microsystems, Inc.*                  570,430
    60,400  Tellabs, Inc.*                           824,460
    31,700  Texas Instruments, Inc.                  887,283
            Total Information Technology          24,446,660
--------------------------------------------------------------------------------

Utilities (0.2%)
    13,100  Entergy Corporation                      508,935
            Total Utilities                          508,935
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $182,052,691)            176,601,076
--------------------------------------------------------------------------------

   Principal                                                                  Interest
     Amount      Long-Term Fixed-Income Investments (37.5%)                      Rate         Maturity Date     Market Value
==================================================================================================================================
Asset Backed Securities (1.8%)
   $1,000,000    EQCC Home Equity Loan Trust Series 1997-3 Class A7              6.930%           2/15/2029        $1,059,804
    1,428,303    Green Tree Financial Corporation Series 1998-1 Class A6         6.330            11/1/2029         1,515,508
      900,000    Harley-Davidson Eaglemark Motorcycle Trust
                 Series 1999-1                                                   6.710            1/15/2007           948,513
    1,000,000    Residential Asset Securities Corporation Series
                 2000-KS1 Class AI4                                              8.040           10/25/2028         1,086,973
    1,000,000    Vanderbilt Mortgage Finance Series 2000-B Class IA2             8.045             7/7/2012         1,060,543
                                                Total Asset Backed Securities                                       5,671,341
----------------------------------------------------------------------------------------------------------------------------------

Basic Materials (1.7%)
    1,000,000    International Paper Company                                     7.625             8/1/2004         1,082,217
    1,000,000    Praxair, Inc.                                                   6.500             3/1/2008         1,056,729
    1,000,000    Stora Enso Oyj                                                  7.375            5/15/2011         1,091,306
    2,000,000    Weyerhaeuser Company2                                           5.950            11/1/2008         2,013,204
                                                Total Basic Materials                                               5,243,456
----------------------------------------------------------------------------------------------------------------------------------

Capital Goods (2.0%)
   $1,000,000    Northrop Grumman Corporation                                    7.125%           2/15/2011        $1,056,298
    1,000,000    Raytheon Company                                                6.150            11/1/2008         1,010,082
    1,000,000    Republic Services, Inc.                                         6.750            8/15/2011         1,041,831
    3,000,000    Tyco International Group SA                                     6.125            11/1/2008         3,094,596
                                                Total Capital Goods                                                 6,202,807
----------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (2.0%)
    1,000,000    First Union National Bank Commercial Mortgage Trust
                 Pass-Through Certificates Series 1999-C4 Class A2               7.390           12/15/2031         1,117,021
    1,000,000    First Union-Lehman Brothers- Bank of America
                 Commercial Mortgage Trust Series 1998-C2 Class A2               6.560           11/18/2035         1,078,190
    1,000,000    Morgan Stanley Dean Witter Capital I, Inc.
                 Commercial Mortgage Series 1998-WF2 Class A2                    6.540            7/15/2030         1,074,782
    1,500,000    Morgan Stanley Dean Witter Capital I, Inc.
                 Commercial Mortgage Series 1999-WF1 Class A2                    6.210           11/15/2031         1,584,109
    1,300,000    Nationslink Funding Corporation Series 1999-2 Class A3          7.181            6/20/2031         1,422,446
                                                Total Commercial Mortgage Backed Securities                         6,276,548
----------------------------------------------------------------------------------------------------------------------------------

Communications (4.1%)
    1,000,000    Citizens Communications Company                                 8.500            5/15/2006         1,080,206
    1,000,000    Continental Cablevision, Inc.                                   8.875            9/15/2005         1,128,072
    1,500,000    Cox Enterprises, Inc.2                                          8.000            2/15/2007         1,637,657
    1,000,000    Fox Kids Worldwide, Inc.                                        0.000            11/1/2007         1,000,000
    1,500,000    LCI International, Inc.                                         7.250            6/15/2007         1,594,450
    1,500,000    Qwest Capital Funding, Inc.2                                    7.000             8/3/2009         1,506,399
    2,000,000    Sprint Capital Corporation                                      5.875             5/1/2004         2,057,812
    1,000,000    TELUS Corporation                                               8.000             6/1/2011         1,090,075
    1,700,000    WorldCom, Inc.                                                  7.750             4/1/2007         1,826,728
                                                Total Communications                                               12,921,399
----------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (0.6%)
    1,000,000    Ford Motor Credit Company                                       6.500            1/25/2007           996,920
    1,000,000    General Motors Acceptance Corporation                           6.125            9/15/2006           995,180
                                                Total Consumer Cyclicals                                            1,992,100
----------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (1.7%)
    2,000,000    ConAgra Foods, Inc.                                             6.000            9/15/2006         2,084,660
    1,600,000    Kroger Company                                                  7.650            4/15/2007         1,790,453
    1,500,000    Tenet Healthcare Corporation/2/                                 6.375            12/1/2011         1,489,458
                                                Total Consumer Noncyclicals                                         5,364,571
----------------------------------------------------------------------------------------------------------------------------------

Energy (1.4%)
    1,000,000    Conoco Funding Company                                          6.350           10/15/2011         1,016,224
    2,000,000    Tosco Corporation                                               7.250             1/1/2007         2,178,308
    1,000,000    Union Pacific Resources Group, Inc.                             6.750            5/15/2008         1,061,845
                                                Total Energy                                                        4,256,377
----------------------------------------------------------------------------------------------------------------------------------

Finance (6.2%)
   $1,000,000    Bank of America Corporation                                     7.400%           1/15/2011        $1,101,872
    1,675,000    Cabot Industrial Properties, L.P.                               7.125             5/1/2004         1,768,492
    1,000,000    EOP Operating, L.P.                                             6.800            1/15/2009         1,042,965
    1,100,000    Household Finance Corporation                                   7.875             3/1/2007         1,231,731
    2,600,000    Mack-Cali Realty, L.P.                                          7.000            3/15/2004         2,732,140
    1,150,000    ProLogis Trust                                                  7.100            4/15/2008         1,215,855
    3,000,000    Reckson Operating Partnership, L.P.                             7.400            3/15/2004         3,173,553
    2,000,000    Regency Centers, L.P.                                           7.125            7/15/2005         2,104,862
    2,000,000    Simon Property Group, L.P.                                      6.750             2/9/2004         2,092,792
    2,000,000    Simon Property Group, L.P.                                      6.375           11/15/2007         2,021,252
    1,000,000    Union Planters Corporation                                      7.750             3/1/2011         1,099,078
                                                Total Finance                                                      19,584,592
----------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (8.4%)
    2,936,883    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass
                 Through                                                         6.500             7/1/2016         3,056,385
    2,489,761    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             8/1/2031         2,566,321
      979,503    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             2/1/2031         1,010,337
    1,407,373    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             2/1/2031         1,450,650
    1,407,838    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             1/1/2031         1,452,157
    3,628,341    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             9/1/2030         3,759,324
    3,652,294    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             4/1/2030         3,784,142
    2,493,788    Federal National Mortgage Association Conventional
                 30-Yr. Pass Through                                             6.500             9/1/2031         2,568,128
    1,982,920    Federal National Mortgage Association Conventional
                 30-Yr. Pass Through                                             6.500             8/1/2031         2,042,031
    3,937,587    Federal National Mortgage Association Conventional
                 30-Yr. Pass Through                                             6.500             5/1/2031         4,054,966
      796,245    Federal National Mortgage Association Conventional
                 30-Yr. Pass Through                                             6.500             4/1/2029           822,099
                                                Total Pass Through Securities                                      26,566,540
----------------------------------------------------------------------------------------------------------------------------------

Technology (0.2%)
    1,000,000    Nortel Networks, Ltd.                                           6.125            2/15/2006           779,120
                                                Total Technology                                                      779,120
----------------------------------------------------------------------------------------------------------------------------------

Transportation (0.7%)
    1,000,000    Burlington Northern Santa Fe Corporation                        6.750            7/15/2011         1,054,677
    1,000,000    Union Pacific Corporation                                       5.750           10/15/2007         1,020,393
                                                Total Transportation                                                2,075,070
----------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (2.6%)
    1,000,000    U.S. Treasury Bonds                                             7.250            8/15/2022         1,277,344
    5,500,000    U.S. Treasury Bonds                                             7.250            5/15/2016         6,840,196
                                                Total U.S. Government Securities                                    8,117,540
----------------------------------------------------------------------------------------------------------------------------------

Utilities (4.1%)
    1,000,000    Arizona Public Service Company                                  6.375           10/15/2011         1,024,476
    1,000,000    Calpine Canada Energy Finance ULC                               8.500             5/1/2008         1,001,230
    1,100,000    DTE Energy Company                                              7.050             6/1/2011         1,195,162
    1,000,000    El Paso Energy Corporation                                      6.750            5/15/2009         1,015,454
      450,000    Enogex, Inc./2/                                                 8.125            1/15/2010           488,105
    1,000,000    Enterprise Products Operating, L.P.                             8.250            3/15/2005         1,087,033
    1,800,000    Niagara Mohawk Power Corporation                                7.750            10/1/2008         1,979,330
    1,000,000    Niagara Mohawk Power Corporation                                5.375            10/1/2004         1,015,946
    1,400,000    Nisource Finance Corporation                                    7.875           11/15/2010         1,569,038
    1,500,000    Northeast Generation Company/2/                                 4.998           10/15/2005         1,514,003
1,000,000Sierra Pacific Resources                                                8.750            5/15/2005         1,078,049
                                                Total Utilities                                                    12,967,826
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Total Long-Term Fixed Income Investments
                                                (amortized cost basis $113,434,689)                               118,019,287
----------------------------------------------------------------------------------------------------------------------------------

    Principal                                                           Interest
      Amount     Short-Term Investments (6.4%)                           Rate/1/              Maturity Date     Market Value
==================================================================================================================================
   $4,521,000    American Express Credit Corporation                     2.458%                   11/5/2001        $4,519,764
    6,000,000    Boeing Capital Corporation                              2.649                    11/6/2001         5,997,792
    5,119,000    Countrywide Home Loans, Inc.                            2.499                    11/7/2001         5,116,867
    1,383,000    Eaglefunding Capital Corporation                        2.540                    11/8/2001         1,382,317
    2,105,000    Textron, Inc.                                           2.551                    11/1/2001         2,105,000
    1,030,000    United Technologies Corporation                         2.498                    11/2/2001         1,029,928
----------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $20,151,668)                                 20,151,668
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments  (99.9%)
                                                (amortized cost basis $315,639,048)                               314,772,031
----------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.1%)                                357,172

                                                Net Assets: (100.0%)                                             $315,129,203
*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A security.

           See page 89 for a complete discussion of investment terms.
 The accompanying notes to the financial statements are an integral part of this schedule.

                       STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2001                              The AAL         The AAL        The AAL        The AAL         The AAL
(unaudited)                                       Technology      Aggressive      Small Cap      Small Cap       Small Cap
                                                  Stock Fund      Growth Fund    Stock Fund    Index Fund II    Value Fund
===================================================================================================================================
Assets:
Investments at cost                                $56,586,613    $49,171,790    $292,327,972      $16,725,308    $11,230,041
Investments at value                               $37,375,275    $41,482,353    $301,603,655      $15,607,574    $10,955,029

Cash                                                       693            -               653          123,032            245
Unamortized organization & initial
registration expenses                                      -              -               -                -              -
Dividends and interest receivable                        4,803          8,851         100,459            5,300          2,663
Prepaid expenses                                        56,065         55,821          64,076           32,818          1,626
Receivable for investments sold                        126,185        325,431       2,440,003          111,842            -
Receivable for trust shares sold                        57,154         51,788         132,089           26,507       36,540
Receivable for forward contracts                           -        6,486,257             -                -              -
    Total Assets                                   $37,620,175    $48,410,501    $304,340,935      $15,907,073    $10,996,103
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for forward contracts                                -      6,821,398                -               -            -
Payable for investments purchased                      757,688        192,934       3,100,434           86,359        427,943
Income distributions payable                                  -              -              -                -            -
Payable for trust shares redeemed                          877         28,512          56,507           10,403            -
Payable to affiliate                                    37,058         46,508         291,603            8,734          8,533
Accrued expenses                                        75,803         94,686         398,749           41,482         15,764
    Total Liabilities                                 $871,426     $7,184,038      $3,847,293         $146,978       $452,240
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Trust Capital (beneficial interest)                 72,026,469     70,380,556     297,136,041       17,097,427     10,866,381
Accumulated undistributed net investment
income/(loss)                                         (336,699)      (274,347)     (1,260,687)         (85,943)       (26,823)
Accumulated undistributed net realized gain/(loss)
on investments                                     (15,729,683)   (20,854,960)     (4,657,395)        (133,655)       (20,683)
Net unrealized appreciation/(depreciation) on:
     Investments                                   (19,211,338)    (7,689,437)      9,275,683       (1,117,734)      (275,012)
     Foreign currency contracts                               -      (335,141)              -                -            -
     Foreign currency related transactions                    -          (208)              -                -            -
    Total Net Assets                               $36,748,749    $41,226,463    $300,493,642      $15,760,095    $10,543,863
-----------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                        $37,620,175    $48,410,501    $304,340,935      $15,907,073    $10,996,103
-----------------------------------------------------------------------------------------------------------------------------------

Class A share capital                              $26,811,327    $31,908,275    $265,753,529      $14,310,357     $6,475,388
 Shares of beneficial interest outstanding (Class A)  7,731,783     6,655,365      20,901,072        1,562,531        683,461
Net asset value per share                                $3.47          $4.79          $12.71            $9.15          $9.47
Maximum public offering price                            $3.61          $4.99          $13.24            $9.53          $9.86
Class B share capital                               $2,234,542     $2,810,161     $30,947,462       $1,449,738     $1,220,578
 Shares of beneficial interest outstanding (Class B)   652,813        595,720       2,550,854          160,043        129,017
Net asset value per share                                $3.42          $4.72          $12.13            $9.05          $9.46
Class I share capital                               $7,702,880     $6,508,027      $3,792,651                -     $2,847,897
 Shares of beneficial interest outstanding (Class I)  2,186,474      1,338,839        290,412                -        300,000
Net asset value per share                                $3.52          $4.86          $13.06                -          $9.49

         The AAL             The AAL           The AAL            The AAL             The AAL          The AAL        The AAL
         Mid Cap             Mid Cap        International     Capital Growth       Large Company    Equity Income    Balanced
        Stock Fund        Index Fund II         Fund                Fund           Index Fund II         Fund          Fund
===================================================================================================================================

     $848,482,592       $23,892,610        $202,768,951        $2,360,072,266     $31,140,621     $277,771,357   $315,639,048
     $786,791,679       $21,430,019        $158,719,292        $3,482,978,328     $24,651,209     $286,593,405   $314,772,031

              828               669                   -                   464             257              171            160
                -                 -                   -                     -               -                -         21,251
          470,700            14,136             517,858             1,633,188          20,580          524,600      1,604,781
          117,426            36,230              46,350               161,099          36,510           39,763         57,429
        5,638,103                 -           1,846,794                     -               -        4,327,121      1,521,231
          248,617            35,228              61,961               873,065          31,723          149,804        295,617
                -                 -                   -                     -               -                -            -
                -                 -          10,394,483                     -               -                -            -
     $793,267,353       $21,516,282        $171,586,738        $3,485,646,144     $24,740,279     $291,634,864   $318,272,500
-----------------------------------------------------------------------------------------------------------------------------------

                -                 -          10,235,785                     -               -                -            -
       12,953,966            37,940             330,389                     -               -                -      2,495,550
                -                 -                   -                     -               -                -            -
          205,487            11,720              37,176             1,071,741           6,652           77,393        115,809
          702,659            11,877             151,644             2,676,152          13,553          204,700        244,272
          636,024            56,998             224,400             1,242,759          47,674          138,552        287,666
      $14,498,136          $118,535         $10,979,394            $4,990,652         $67,879         $420,645     $3,143,297
-----------------------------------------------------------------------------------------------------------------------------------

      900,470,790        23,891,204         229,072,796         2,367,806,353      31,557,931      282,848,657    318,788,536

       (1,195,720)          (57,830)          1,740,332             1,819,533         (17,599)         237,368        373,381

      (58,814,940)           26,964         (26,303,246)          (11,876,456)       (378,520)        (693,854)    (3,165,697)

      (61,690,913)       (2,462,591)        (44,049,659)        1,122,906,062      (6,489,412)       8,822,048       (867,017)
                -                 -             158,698                     -               -                -            -
                -                 -             (11,577)                    -               -                -            -
     $778,769,217       $21,397,747        $160,607,344        $3,480,655,492     $24,672,400     $291,214,219   $315,129,203
-----------------------------------------------------------------------------------------------------------------------------------

     $793,267,353       $21,516,282        $171,586,738        $3,485,646,144     $24,740,279     $291,634,864   $318,272,500
-----------------------------------------------------------------------------------------------------------------------------------

     $727,102,769       $19,505,662        $147,147,945        $3,285,894,607     $22,777,181     $270,523,462   $290,414,826
       62,769,473         2,159,393          18,026,779           112,543,757       3,162,359       21,939,887     25,149,777
           $11.58             $9.03               $8.16                $29.20           $7.20           $12.33         $11.55
           $12.06             $9.41               $8.50                $30.42           $7.50           $12.84         $12.03
      $31,020,586        $1,892,085         $10,738,771          $132,764,099      $1,895,219      $12,123,778    $21,170,181
        2,842,387           212,008           1,343,991             4,714,271         266,239          985,145      1,842,296
           $10.91             $8.92               $7.99                $28.16           $7.12           $12.31         $11.49
      $20,645,862                 -          $2,720,628           $61,996,786               -       $8,566,979     $3,544,196
        1,746,581                 -             329,987             2,119,631               -          693,737        307,208
           $11.82                 -               $8.24                $29.25               -           $12.35          $11.54

The accompanying notes to the financial statements are an integral part of this schedule.

                             STATEMENT OF OPERATIONS

For the six months or period ended                      The AAL        The AAL        The AAL         The AAL        The AAL
October 31, 2001 (unaudited)                         Technology     Aggressive      Small Cap       Small Cap      Small Cap
                                                     Stock Fund     Growth Fund    Stock Fund     Index Fund II  Value Fund/2/
===================================================================================================================================
Investment Income
 Dividends                                              $21,225        $96,579        $840,913          $56,274        $15,920
 Interest                                                36,936         95,025         281,556            2,905          8,064
 Foreign dividend withholding                                -          (3,731)             -                -              -
     Total Investment Income                            $58,161       $187,873      $1,122,469          $59,179        $23,984
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
Adviser fees                                            144,327         56,051       1,049,756           19,696         14,791
Sub-Adviser fees                                             -         123,311              -                -              -
Administrative service and pricing fees                  20,607         20,459          27,745           20,607         13,730
Amortization of organizational costs & registration fees     -              -            1,300               -              -
Audit and legal fees                                     17,596         17,176          12,364           16,255          5,965
Custody fees                                              7,763          2,104           6,698            5,806          5,095
Distribution expense Class A                             34,383         42,980         339,527           17,809          2,407
Distribution expense Class B                             12,230         14,805         160,100            7,545          3,136
Printing and postage expense Class A                      7,130         15,977         210,235            9,898          1,060
Printing and postage expense Class B                      1,791          9,347          74,272            2,226            212
Printing and postage expense Class I                         55            183              46               -              11
SEC and state registration expense                       34,708         34,591          31,537           24,540            375
Shareholder maintenance fees Class A                     27,155         28,780          99,935            3,442            984
Shareholder maintenance fees Class B                      3,345          3,725          18,927              469            102
Shareholder maintenance fees Class I                         13             15              38               -               1
Transfer agent fees Class A                              71,327         78,076         286,139            9,996          2,049
Transfer agent fees Class B                               8,987          8,444          52,556            1,379            237
Transfer agent fees Class I                                  42             46             109               -               4
Trustees fees and expenses                                  898            912           3,839              802            120
Other expenses                                            1,838          1,838           4,595            1,839            528
     Total Expenses Before Reimbursement               $394,195       $458,820      $2,379,718         $142,309        $50,807
-----------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Advisor & Directed
Brokerage/1/                                             (2,148)            -           (6,117)              -              -
     Total Net Expenses                                $392,047       $458,820      $2,373,601         $142,309        $50,807
-----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income/(Loss)                          $(333,886)     $(270,947)    $(1,251,132)        $(83,130)      $(26,823)
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on
Investments and Future Contracts
Net realized gains/(losses) on investments           (8,153,762)   (11,016,878)     (2,196,485)         (75,717)       (20,683)
Net realized gains/(losses) on foreign currency
transactions                                                 -             (30)             -                -              -
Change in net unrealized appreciation/
depreciation on investments                          (6,544,430)    (3,281,308)    (11,292,000)      (1,222,000)      (275,012)
Change in net unrealized appreciation/
depreciation on foreign currency transactions                -        (335,345)             -                -              -
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency                   $(14,698,192)  $(14,633,561)   $(13,488,485)     $(1,297,717)     $(295,695)
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From
Operations                                         $(15,032,078)  $(14,904,508)   $(14,739,617)     $(1,380,847)     $(322,518)
-----------------------------------------------------------------------------------------------------------------------------------
/1/ Directed brokerage totaling $41,210:  Technology Stock $2,148, Small Cap Stock $6,117, Mid Cap Stock $13,104, Capital Growth
    $17,425 and Equity Income $2,416.
/2/ Since Fund inception, July 17, 2001.

       The AAL           The AAL          The AAL           The AAL            The AAL             The AAL         The AAL
       Mid Cap           Mid Cap       International    Capital Growth     Large Company        Equity Income     Balanced
      Stock Fund      Index Fund II         Fund             Fund           Index Fund II           Fund            Fund
===================================================================================================================================

     $3,534,297        $108,277       $1,909,894        $19,321,505          $161,237         $3,075,985         $886,735
        852,936           4,347           84,997          2,360,144             5,100            413,629        4,311,862
              -               -         (235,409)                 -                 -                  -                -
     $4,387,233        $112,624       $1,759,482        $21,681,649          $166,337         $3,489,614       $5,198,597
-----------------------------------------------------------------------------------------------------------------------------------

      2,922,762          26,451          229,575         10,216,439            30,267            705,061          873,892
              -               -          334,008                  -                 -                  -                -
         28,082          18,764           37,478             28,254            20,440             28,101           30,944
              -               -                -                  -                 -                  -            7,459
         13,946          15,955           10,184              8,868            15,873              9,972           11,337
         22,959             153           50,645             59,873             9,706              7,331            9,999
      1,032,401          24,082          210,566          4,537,391            27,927            364,158          366,236
        173,010           9,476           60,845            724,537             9,360             64,457          106,171
        346,507          17,012           61,379            780,117            14,804             73,027           55,972
         66,532           4,344            9,328            140,416             1,471              5,078           26,605
            186               -               92                132                 -                184               44
         55,001          26,249           24,424             91,237            25,296             21,031           29,167
        219,612           4,986           84,673            535,636             5,414             62,564           47,937
         21,215             735           11,117             59,225               758              6,064            6,657
             51               -               32                105                 -                 49               26
        592,155          14,622          231,693          1,401,090            14,935            163,321          141,339
         71,706           2,154           30,471            159,927             2,229             16,871           18,172
            153               -               44                309                 -                148               82
         17,418             819            2,019             60,093               807              4,178            3,888
          4,596           1,839            4,596              2,756             1,836              4,596              916
     $5,588,292        $167,641       $1,393,169        $18,806,405          $181,123         $1,536,191       $1,736,843
-----------------------------------------------------------------------------------------------------------------------------------

        (14,894)              -                -            (17,425)                -             (2,416)         (72,060)

     $5,573,398        $167,641       $1,393,169        $18,788,980          $181,123         $1,533,775       $1,664,783
-----------------------------------------------------------------------------------------------------------------------------------

    $(1,186,165)       $(55,017)        $366,313         $2,892,669          $(14,786)        $1,955,839       $3,533,814
-----------------------------------------------------------------------------------------------------------------------------------

    (38,975,541)        105,152      (21,452,576)       (11,876,352)         (100,056)        (1,223,774)       1,919,568

              -               -          570,778                  -                 -                  -                -

   (144,906,053)     (2,721,649)     (25,928,621)      (650,854,620)      (3,867,455)        (49,566,428)     (24,298,708)

              -               -         (664,465)                 -                 -                  -                -
-----------------------------------------------------------------------------------------------------------------------------------

  $(183,881,594)    $(2,616,497)    $(47,474,884)     $(662,730,972)      $(3,967,511)      $(50,790,202)    $(22,379,140)
-----------------------------------------------------------------------------------------------------------------------------------

  $(185,067,759)    $(2,671,514)    $(47,108,571)     $(659,838,303)      $(3,982,297)      $(48,834,363)    $(18,845,326)
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                       STATEMENT OF CHANGES IN NET ASSETS

For the six months or period ended
October 31, 2001, (unaudited) and for                                      The AAL                            The AAL
the fiscal year ended April 30, 2001.                                 Technology Stock                   Aggressive Growth
                                                                            Fund                               Fund
                                                                10/31/2001       4/30/20011       10/31/2001       4/30/20011
===================================================================================================================================
Operations
Net investment income/(loss)                                     $(333,886)    $(332,660)         $(270,947)      $(98,273)
Net realized gains/(losses) on investments                      (8,153,762)   (7,575,921)       (11,016,878)    (9,838,052)
Net realized gains/(losses) on foreign currency transactions             -             -                (30)          (587)
Change in net unrealized appreciation/depreciation
on investments                                                  (6,544,430)  (12,666,908)        (3,281,308)    (4,408,129)
Change in net unrealized appreciation/depreciation
on foreign currency transactions                                         -             -           (335,345)            (4)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                               $(15,032,078) $(20,575,489)      $(14,904,508)  $(14,345,045)
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                                       -             -                  -              -
From net realized gains Class A                                          -             -                  -              -
From net investment income Class B                                       -             -                  -              -
From net realized gains Class B                                          -             -                  -              -
From net investment income Class I                                       -             -                  -              -
From net realized gains Class I                                          -             -                  -              -
Total Distributions to Shareholders                    $                 -  $               -  $                 -  $
-----------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                       16,178,323    66,150,292         12,390,185     63,907,764
Income dividends reinvested                                              -             -                  -              -
Capital gains distributions reinvested                                   -             -                  -              -
Redemption of trust shares                                      (4,105,035)   (5,867,264)        (2,770,903)    (3,051,030)
Net Increase in Trust Capital                                  $12,073,288   $60,283,028         $9,619,282    $60,856,734
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                          $(2,958,790)  $39,707,539        $(5,285,226)   $46,511,689
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                 $39,707,539  $               -   $46,511,689  $               -
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                       $36,748,749   $39,707,539        $41,226,463    $46,511,689
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment Income/(Loss)           $(336,699)      $(2,813)         $(274,347)       $(3,400)
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception July 1, 2001.

                         The AAL                                  The AAL                                 The AAL
                      Small Cap Stock                          Small Cap Index                         Small Cap Value
                           Fund                                    Fund II                                  Fund
             10/31/2001           4/30/2001          10/31/2001             4/30/20011                   10/31/2001/2/
===================================================================================================================================

           $(1,251,132)        $(1,645,694)           $(83,130)             $(104,527)                   $(26,823)
            (2,196,485)         26,933,113             (75,717)               270,925                     (20,683)
                     -                   -                   -                      -                           -

           (11,292,000)         (7,066,975)         (1,222,000)               104,266                    (275,012)

                     -                   -                   -                      -                           -
-----------------------------------------------------------------------------------------------------------------------------------

          $(14,739,617)        $18,220,444         $(1,380,847)              $270,664                   $(322,518)
-----------------------------------------------------------------------------------------------------------------------------------

                     -                   -                   -                      -                           -
            (1,536,153)        (33,641,108)            (85,708)              (117,021)                          -
                     -                   -                   -                      -                           -
              (190,002)         (4,224,429)             (9,317)               (13,579)                          -
                     -                   -                   -                      -                           -
               (21,190)           (224,964)                  -                      -                          -
           $(1,747,345)       $(38,090,501)           $(95,025)             $(130,600)            $            -
-----------------------------------------------------------------------------------------------------------------------------------

            33,675,392          85,474,850           2,784,306             14,733,631                  10,942,143
                     -                   -                   -                      -                           -
             1,734,653          37,868,540              94,445                129,925                           -
           (12,015,271)        (26,848,160)           (372,232)              (274,172)                    (75,762)
           $23,394,774         $96,495,230          $2,506,519            $14,589,384                 $10,866,381
-----------------------------------------------------------------------------------------------------------------------------------

            $6,907,812         $76,625,173          $1,030,647            $14,729,448                 $10,543,863
-----------------------------------------------------------------------------------------------------------------------------------

          $293,585,830        $216,960,657         $14,729,448    $               -           $               -
-----------------------------------------------------------------------------------------------------------------------------------

          $300,493,642        $293,585,830         $15,760,095            $14,729,448                 $10,543,863
-----------------------------------------------------------------------------------------------------------------------------------

           $(1,260,687)            $(9,555)           $(85,943)               $(2,813)                   $(26,823)
-----------------------------------------------------------------------------------------------------------------------------------

/2/ Since Fund inception July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

For the six months or period ended
October 31, 2001, (unaudited) and for                                      The AAL                           The AAL
the fiscal year ended April 30, 2001.                                  Mid Cap Stock                       Mid Cap Index
                                                                            Fund                              Fund II
                                                                  10/31/2001      4/30/2001          10/31/2001      4/30/2001/1/
===================================================================================================================================
Operations
Net investment income/(loss)                                  $(1,186,165)       $(52,127)            $(55,017)      $(79,062)
Net realized gains/(losses) on investments                   (38,975,541)      63,818,530              105,152          3,838
Net realized gains/(losses) on foreign currency transactions             -               -                    -              -
Change in net unrealized appreciation/
depreciation on investments                                  (144,906,053)     (5,568,973)          (2,721,649)       259,058
Change in net unrealized appreciation/
depreciation on foreign currency transactions                            -               -                    -              -
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                            $(185,067,759)     $58,197,430          $(2,671,514)      $183,834
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                                       -               -                    -              -
From net realized gains Class A                              (22,735,290)    (152,705,190)                   -        (45,155)
From net investment income Class B                                       -               -                    -              -
From net realized gains Class B                                  (999,944)     (6,158,442)                   -         (4,886)
From net investment income Class I                                       -               -                    -              -
From net realized gains Class I                                  (630,263)     (3,841,679)                   -              -
Total Distributions to Shareholders                         $(24,365,497)   $(162,705,311)   $               -       $(50,041)
-----------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                      54,663,565     158,677,730            4,536,143     19,975,033
Income dividends reinvested                                              -               -                    -              -
Capital gains distributions reinvested                         24,175,663     161,433,993                  -           49,931
Redemption of trust shares                                    (34,521,192)    (74,110,495)            (321,738)      (303,901)
Net Increase/(Decrease) in Trust Capital                      $44,318,036    $246,001,228           $4,214,405    $19,721,063
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                      $(165,115,220)    $141,493,347           $1,542,891    $19,854,856
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                               $943,884,437    $802,391,090          $19,854,856  $               -
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                    $778,769,217     $943,884,437          $21,397,747    $19,854,856
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment
Income/(Loss)                                                 $(1,195,720)       $(9,555)             $(57,830)       $(2,813)
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception July 1, 2001.

                   The AAL                                          The AAL                                  The AAL
                International                                   Capital Growth                         Large Company Index
                    Fund                                             Fund                                    Fund II
        10/31/2001         4/30/2001                   10/31/2001           4/30/2001             10/31/2001        4/30/2001/1/
===================================================================================================================================

        $366,313         $4,647,649                   $2,892,669          $21,373,310              $(14,786)        $(37,845)
     (21,452,576)         1,135,206                  (11,876,352)         269,545,668              (100,056)        (274,039)
         570,778          1,390,192                            -                    -                     -                -

     (25,928,621)       (64,858,066)                (650,854,620)        (473,115,429)           (3,867,455)      (2,621,957)

        (664,465)           839,644                            -                    -                     -                -
-----------------------------------------------------------------------------------------------------------------------------------

    $(47,108,571)      $(56,845,375)               $(659,838,303)       $(182,196,451)          $(3,982,297)     $(2,933,841)
-----------------------------------------------------------------------------------------------------------------------------------

               -         (4,202,925)                  (6,457,830)         (18,012,973)                    -                -
               -         (4,636,855)                  (9,531,245)        (227,564,440)                    -                -
               -            (20,010)                           -                    -                     -                -
               -           (336,695)                    (393,009)          (8,906,346)                    -                -
               -            (94,856)                    (326,256)            (698,689)                    -                -
               -            (70,385)                    (229,948)          (5,028,322)                    -                -
 $                 -    $(9,361,726)                $(16,938,288)       $(260,210,770)    $               -  $                -
-----------------------------------------------------------------------------------------------------------------------------------

      16,790,699         56,217,565                  159,907,318          395,949,397             6,457,546       26,928,722
                -         4,230,050                    6,602,375           18,341,821                     -                -
                -         4,981,199                    9,976,600          237,699,929                     -                -
     (16,684,680)       (36,768,589)                (177,491,170)        (397,700,122)             (667,386)      (1,130,344)
        $106,019        $28,660,225                  $(1,004,877)        $254,291,025            $5,790,160      $25,798,378
-----------------------------------------------------------------------------------------------------------------------------------

    $(47,002,552)      $(37,546,876)               $(677,781,468)       $(188,116,196)           $1,807,863      $22,864,537
-----------------------------------------------------------------------------------------------------------------------------------

    $207,609,896       $245,156,772               $4,158,436,960       $4,346,553,156           $22,864,537  $               -
-----------------------------------------------------------------------------------------------------------------------------------

    $160,607,344       $207,609,896               $3,480,655,492       $4,158,436,960           $24,672,400      $22,864,537
-----------------------------------------------------------------------------------------------------------------------------------

      $1,740,332         $1,374,019                  $1,819,533           $5,710,950               $(17,599)         $(2,813)
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

For the six months or period ended
October 31, 2001, (unaudited) and for                                      The AAL                            The AAL
the fiscal year ended April 30, 2001.                                    Equity Income                      Balanced
                                                                             Fund                             Fund
                                                                  10/31/2001      4/30/2001         10/31/2001       4/30/2001
===================================================================================================================================
Operations
Net investment income/(loss)                                     $1,955,839      $4,438,807         $3,553,814     $8,961,538
Net realized gains/(losses) on investments                       (1,223,774)     18,343,924          1,919,568      2,589,118
Net realized gains/(losses) on foreign currency transactions              -               -                  -              -
Change in net unrealized appreciation/
depreciation on investments                                     (49,566,428)      1,492,471        (24,298,708)    (2,767,834)
Change in net unrealized appreciation/depreciation
on foreign currency transactions                                          -               -                  -              -
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                $(48,834,363)    $24,275,202       $(18,845,326)    $8,782,822
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                               (1,627,561)     (4,167,259)        (3,585,939)    (8,434,912)
From net realized gains Class A                                  (1,008,919)    (14,837,932)                -              -
From net investment income Class B                                   (9,608)        (55,632)          (149,094)      (417,867)
From net realized gains Class B                                     (44,655)       (644,264)                -              -
From net investment income Class I                                  (71,747)       (152,601)           (51,409)      (108,279)
From net realized gains Class I                                     (31,808)       (422,088)                -              -
Total Distributions to Shareholders                             $(2,794,298)   $(20,279,776)       $(3,786,442)   $(8,961,058)
-----------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                        26,636,982      47,111,378         36,790,319     73,426,105
Income dividends reinvested                                       1,642,284       4,215,113          3,703,566      8,772,974
Capital gains distributions reinvested                            1,056,339      15,501,627                 -              -
Redemption of trust shares                                      (14,445,472)    (38,262,053)       (18,908,850)   (43,144,905)
Net Increase in Trust Capital                                   $14,890,133     $28,566,065        $21,585,035    $39,054,174
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                          $(36,738,528)    $32,561,491        $(1,046,733)   $38,875,938
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                 $327,952,747    $295,391,256       $316,175,936   $277,299,998
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                       $291,214,219    $327,952,747       $315,129,203   $316,175,936
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment
Income/(Loss)                                                      $237,368         $(9,555)          $373,381       $626,009
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2001

(A) ORGANIZATION

The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust currently consists of fourteen equity Funds, six fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares, Class A shares have a maximum front-end sales load of 4.00% and a 0.25% annual 12b-1 fee. On January 8, 1997, the Trust began offering Class B shares. Class B shares are offered at net asset value and have a 1.00% annual 12b-1 and service fee. In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, the Trust began offering a third class of shares to institutional clients. Class I shares are offered at net asset value and have no annual 12b-1 or service fees.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund offer all three classes of shares. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, and The AAL Large Company Index Fund II offer class A and B shares only. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares. The other portfolios of the Trust not included above are printed under separate annual reports.

(B) SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies of the Funds discussed in this report are:

Valuation - Securities traded on national securities exchanges are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. All other money market investments with a remaining maturity of 60 days or less are valued on an amortized cost basis. The AAL Aggressive Growth Fund and The AAL International Fund invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under the supervision of the Funds’ Board of Trustees.

Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For Federal income tax purposes, The AAL Aggressive Growth Fund and The AAL International Fund treat the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts - In connection with purchases and sales of securities denominated in foreign currencies, The AAL Aggressive Growth Fund and The AAL International Fund may enter into forward currency contracts. Additionally, The AAL Aggressive Growth Fund and The AAL International Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these forward contracts, The AAL Aggressive Growth Fund and The AAL International Fund could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance - The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, and The AAL Balanced Fund may invest in an initial public offering (“IPO”). On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPOs may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund, The AAL Aggressive Growth Fund or The AAL Small Cap Value Fund. A Fund may not experience similar performance as its assets grow.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was recorded. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses - The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each fund class of shares directly. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions to Shareholders - Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, and The AAL Large Company Index Fund II are declared and paid annually. Dividends from The AAL Equity Income Fund and The AAL Balanced Fund are declared and paid quarterly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually.

Credit Risk - The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other - For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the effective interest method over the life of the respective bonds for The AAL Equity Income Fund and The AAL Balanced Fund. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Balanced Fund is being amortized over the period of benefit, but not to exceed 60 months from the Fund’s commencement of operation.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and became effective for fiscal years beginning after December 15, 2000. The revised guide requires the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds were required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had premium amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Funds’ net asset values, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

This adjustment had an insignificant affect on the financial statements of The AAL Equity Income Fund and The AAL Balanced Fund.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (“the Adviser”), under which each of the Funds pay a fee for investment advisory services. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                            $0 to        $50 to      $100 to     $200 to      $500M to     $1,000 to    Over
(M - Millions)                               $50M         $100M        $200M       $500M       $1,000M      $5,000M    $5,000M
==================================================================================================================================
The AAL Technology Stock Fund                 0.75%        0.75%        0.75%       0.75%       0.75%        0.75%       0.75%
The AAL Aggressive Growth Fund                0.80%        0.80%        0.75%       0.75%       0.70%        0.70%       0.70%
The AAL Small Cap Stock Fund                  0.70%        0.70%        0.70%       0.65%       0.65%        0.65%       0.65%
The AAL Small Cap Index Fund II               0.25%        0.25%        0.25%       0.25%       0.25%        0.25%       0.25%
The AAL Small Cap Value Fund                  0.70%        0.70%        0.70%       0.70%       0.70%        0.70%       0.70%
The AAL Mid Cap Stock Fund                    0.70%        0.70%        0.70%       0.65%       0.65%        0.60%       0.60%
The AAL Mid Cap Index Fund II                 0.25%        0.25%        0.25%       0.25%       0.25%        0.25%       0.25%
The AAL International Fund                    0.65%        0.60%        0.60%       0.60%       0.60%        0.60%       0.60%
The AAL Capital Growth Fund                   0.65%        0.65%        0.65%       0.65%       0.575%       0.50%       0.45%
The AAL Large Company Index Fund II           0.25%        0.25%        0.25%       0.25%       0.25%        0.25%       0.25%
The AAL Equity Income Fund                    0.45%        0.45%        0.45%       0.45%       0.45%        0.45%       0.45%
The AAL Balanced Fund                         0.55%        0.55%        0.55%       0.55%       0.55%        0.55%       0.55%

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1.00% on the first $100 million of average daily net assets, 0.50 of 1.00% on the next $400 million of average daily net assets, and 0.45 of 1.00% on average daily net assets over $500 million (payable from the advisory fee paid to the Adviser).

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1.00% on the first $50 million of average daily net assets and 0.35 of 1.00% on average daily net assets over $50 million (payable from the advisory fee paid to the Adviser).

As of September 1, 2000, the Adviser voluntarily has waived 0.05% of the current fee of 0.55% in The AAL Balanced Fund. For the six months ended October 31, 2001, the waiver was $72,060. This waiver was in effect through October 15, 2001.

The Adviser has directed certain of the Funds’ portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such custodian fees. For the six months ended October 31, 2001, the following Funds’ expenses were reduced: $2,148 for The AAL Technology Stock Fund, $6,117 for The AAL Small Cap Stock Fund, $13,104 for The AAL Mid Cap Stock Fund, $17,425 for The AAL Capital Growth Fund, and $2,416 for The AAL Equity Income Fund. In accordance with Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in custodian fees in the Statement of Operations, with the credit reflected as reimbursements.

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (“AAL”) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the six months ended October 31, 2001: $30,000 for The AAL International Fund, $27,500 for The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund; $20,000 for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, $18,750 for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II, and (since inception July 17, 2001) $11,667 for The AAL Small Cap Value Fund.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.75 per year per shareholder account.

The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, and The AAL Balanced Fund. On the Class B Shares, a service fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL Capital Growth Fund, The Large Company Index Fund II, The AAL Equity Income Fund and The AAL Balanced Fund. There is no 12b-1 distribution or service fee on Class I shares.

Each Trustee of the Funds who is not affiliated with AAL or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL’s liability for the deferred fees.

Those Trustees not participating in the above plan received $16,625 in fees from the Trust for the six month period ended October 31, 2001. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

AAL is the parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS

During the six months ended October 31, 2001, and the fiscal year ended April 30, 2001, purchases and sales of securities other than short-term obligations were as follows:

                                                       Purchases                                   Sales
                                       Six Months Ended       Year Ended         Six Months Ended       Year Ended
                                           10/31/2001         4/30/2001              10/31/2001          4/30/2001
===================================================================================================================================================
The AAL Technology Stock Fund               $18,744,153       $68,800,392              $7,013,294       $10,683,885
The AAL Aggressive Growth Fund               33,228,186        70,102,022              18,808,988        17,919,376
The AAL Small Cap Stock Fund                107,634,762       360,859,236              91,047,913       302,559,752
The AAL Small Cap Index Fund II               4,000,620        18,055,728               1,723,373         3,795,153
The AAL Small Cap Value Fund1                10,886,457                 -                 605,733                 -
The AAL Mid Cap Stock Fund                  401,647,009     1,302,163,380             384,847,481     1,208,774,035
The AAL Mid Cap Index Fund II                 5,452,846        23,702,708               1,444,803         4,151,064
The AAL International Fund                   46,424,855       117,487,229              44,971,891        85,665,297
The AAL Capital Growth Fund                  33,849,405       688,033,513              45,713,817       510,911,068
The AAL Large Company Index Fund II           6,199,290        27,124,179                 604,969         1,458,817
The AAL Equity Income Fund                   64,075,598        79,710,137              39,806,174        74,999,642
The AAL Balanced Fund                       192,742,649       252,536,598             159,177,810       204,259,358

For the six months ended October 31, 2001, and year ended April 30, 2001, The AAL Balanced Fund purchased $38,966,805 and $32,331,910 and sold $33,562,328 and $40,792,369 in U.S. Government Obligations, respectively.

/1/ Since Fund inception July 17, 2001.

At April 30, 2001, the following Funds had accumulated net realized capital loss carryovers expiring in the following years:

           Fund                                         2008                2009
The AAL Technology Stock Fund                           $    -            $570,441
The AAL Aggressive Growth Fund                               -             109,811
The AAL Balanced Fund                                4,252,176             808,370

To the extent that these funds realize net capital gains, taxable distributions will be offset by any unused capital loss carryover.

The gross unrealized appreciation and depreciation on investments on October 31, 2001 and April 30, 2001, were as follows:

                                                   October 31, 2001                           April 30, 2001
                                                                   Net Unrealized                               Net Unrealized
                                                                    Appreciation                                 Appreciation
                                      Appreciation (Depreciation)  (Depreciation)   Appreciation  (Depreciation)(Depreciation)
===========================================================================================================================================
The AAL Technology Stock Fund           $1,750,933 $(20,962,271)  $(19,211,338)      $3,291,629  $(15,958,537)  $(12,666,908)
The AALAggressive Growth Fund              924,260    (8,948,838)    (8,024,578)       1,898,085   (6,306,214)    (4,408,129)
The AAL Small Cap Stock Fund            47,207,553  (37,931,870)      9,275,683       48,891,575 (28,323,892)      20,567,683
The AAL Small Cap Index Fund II         2,151,700     (3,269,434)   (1,117,734)       2,247,057   (2,142,791)         104,266
The AAL Small Cap Value Fund              555,179      (830,191)      (275,012)               -             -               -
The AAL Mid Cap Stock Fund             75,725,896  (137,416,809)   (61,690,913)     146,451,142  (63,236,002)      83,215,140
The AAL Mid Cap Index Fund II            2,222,258    (4,684,849)    (2,462,591)      2,628,208    (2,369,150)       259,058
The AAL International Fund               8,206,665  (52,097,626)   (43,890,961)      22,724,442  (40,018,381)    (17,293,939)
The AAL Capital Growth Fund          1,442,067,268 (319,161,206)  1,122,906,062    1,919,700,891 (145,940,209)  1,773,760,682
The AAL Large Company Index
Fund II                                  1,103,309    (7,592,721)   (6,489,412)        1,603,748   (4,225,705)   (2,621,957)
The AAL Equity Income Fund             41,769,173    (32,947,125)     8,822,048      74,560,663  (16,172,187)      58,388,476
The AAL Balanced Fund                  24,246,679    (25,113,696)     (867,017)       34,548,032 (11,116,341)      23,431,691

(E) TRUST TRANSACTIONS

Transactions in trust shares were as follows:

The AAL Technology Stock Fund
                                                       Class A Shares            Class B Shares             Class I Shares
                                                   Six Months    Period      Six Months    Period      Six Months      Period
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                  2,840,626    6,065,257      149,679     531,161       875,869     2,077,126
Income dividends reinvested                               -            -            -           -             -             -
Capital gains reinvested                                  -            -            -           -             -             -
Shares redeemed                                    (521,475)    (652,625)      (9,990)    (18,037)     (481,370)     (285,151)
Net increase in trust shares                      2,319,151    5,412,632      139,689     513,124       394,499     1,791,975
------------------------------------------------------------------------------------------------------------------------------------

The AAL Aggressive Growth Fund
                                                                        Class A Shares Class B Shares Class I Shares
                                                   Six Months     Year       Six Months     Year       Six Months       Year
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                    1,718,107   5,546,856      144,321     465,607       292,612     1,340,671
Income dividends reinvested                               -            -            -            -            -            -
Capital gains reinvested                                  -            -            -            -            -            -
Shares redeemed                                    (327,299)    (282,299)      (5,241)      (8,967)    (163,553)    (130,891)
Net increase in trust shares                      1,390,808    5,264,557      139,080      456,640      129,059    1,209,780
------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Stock Fund
                                                        Class A Shares            Class B Shares              Class I Shares
                                                   Six Months     Year       Six Months     Year       Six Months       Year
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                  2,272,261    4,991,796     179,054      450,131        74,460       527,463
Income dividends reinvested                               -            -           -            -             -             -
Capital gains reinvested                            108,035    2,665,146      13,886      349,447         1,298        17,191
Shares redeemed                                    (784,975)  (1,457,030)    (65,104)    (106,774)      (65,403)     (333,110)
Net increase in trust shares                      1,595,321    6,199,912     127,836      692,804        10,355       211,544
------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Index Fund II
                                                                 Class A Shares                     Class B Shares
                                                           Six Months          Year           Six Months        Year
                                                              Ended            Ended             Ended          Ended
                                                           10/31/2001        4/30/2001        10/31/2001      4/30/2001
====================================================================================================================================
Shares purchased                                           267,945         1,334,945             15,532       148,135
Income dividends reinvested                                      -                 -                  -             -
Capital gains reinvested                                     8,115            12,224                896         1,431
Shares redeemed                                            (36,075)          (24,623)            (2,679)       (3,272)
Net increase in trust shares                               239,985         1,322,546             13,749       146,294
------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Value Fund
                                                       Class A Shares            Class B Shares           Class I Shares
                                                           Period                    Period                   Period
                                                            Ended                     Ended                    Ended
                                                         10/31/2001                10/31/2001               10/31/2001
====================================================================================================================================
Shares purchased                                          686,990                     133,896                 300,000
Income dividends reinvested                                     -                          -                        -
Capital gains reinvested                                        -                          -                        -
Shares redeemed                                            (3,529)                    (4,879)                       -
Net increase in trust shares                              683,461                     129,017                300,000
------------------------------------------------------------------------------------------------------------------------------------

The AAL Mid Cap Stock Fund
                                                       Class A Shares             Class B Shares            Class I Shares
                                                   Six Months     Year       Six Months     Year       Six Months       Year
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                    3,540,337   8,219,536      244,232     615,775       321,687       821,461
Income dividends reinvested                               -            -             -           -            -             -
Capital gains reinvested                          1,577,314   10,369,004        73,547     440,872       41,674       248,401
Shares redeemed                                  (2,306,065)  (3,993,371)      (77,711)   (115,426)    (238,964)     (425,724)
Net increase in trust shares                      2,811,586   14,595,169       240,068     941,221      124,397       644,138
------------------------------------------------------------------------------------------------------------------------------------

The AAL Mid Cap Index Fund II
                                                                Class A Shares                      Class B Shares
                                                           Six Months          Year           Six Months        Year
                                                              Ended            Ended             Ended          Ended
                                                           10/31/2001        4/30/2001        10/31/2001      4/30/2001
====================================================================================================================================
Shares purchased                                           427,655        1,788,087              37,433       177,209
Income dividends reinvested                                      -                -                   -             -
Capital gains reinvested                                         -            4,517                   -           489
Shares redeemed                                            (31,279)         (29,587)             (2,387)         (736)
Net increase in trust shares                               396,376        1,763,017              35,046       176,962
------------------------------------------------------------------------------------------------------------------------------------

The AAL International Fund
                                                         Class A Shares         Class B Shares              Class I Shares
                                                   Six Months     Year       Six Months     Year       Six Months       Year
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                  1,733,058    4,004,523       72,200      271,661       76,787      116,691
Income dividends reinvested                                -     359,104            -        1,742            -        3,528
Capital gains reinvested                                   -     392,135            -       29,505            -        3,158
Shares redeemed                                  (1,761,829)  (2,826,643)     (46,325)    (120,892)     (59,299)     (11,625)
Net increase (decrease) in trust shares             (28,771)   1,929,119       25,875      182,016       17,488      111,752
------------------------------------------------------------------------------------------------------------------------------------

The AAL Capital Growth Fund
                                                      Class A Shares             Class B Shares              Class I Shares
                                                   Six Months     Year       Six Months     Year       Six Months       Year
                                                      Ended       Ended         Ended       Ended         Ended         Ended
                                                   10/31/2001   4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                 4,360,357    8,926,293      281,840      656,850       382,537     1,024,670
Income dividends reinvested                        192,181      467,676            -             -        6,862        13,984
Capital gains reinvested                           284,008    6,243,452       12,173      253,624         4,980       104,163
Shares redeemed                                 (4,659,625)  (9,692,387)    (150,076)    (281,225)     (907,430)     (647,959)
Net increase (decrease) in trust shares            176,921    5,945,034      143,937      629,249      (513,051)      494,858
------------------------------------------------------------------------------------------------------------------------------------

The AAL Large Company Index Fund II
                                                                  Class A Shares                   Class B Shares
                                                           Six Months          Year           Six Months        Year
                                                              Ended            Ended             Ended          Ended
                                                           10/31/2001        4/30/2001        10/31/2001      4/30/2001
====================================================================================================================================
Shares purchased                                             765,125         2,609,251          54,588         214,948
Income dividends reinvested                                     -                -                 -              -
Capital gains reinvested                                        -                -                 -              -
Shares redeemed                                              (84,370)        (127,647)          (2,327)         (970)
Net increase in trust shares                                 680,755         2,481,604          52,261         213,978
------------------------------------------------------------------------------------------------------------------------------------

The AAL Equity Income Fund
                                                        Class A Shares           Class B Shares             Class I Shares
                                                   Six Months      Year      Six Months     Year       Six Months       Year
                                                      Ended        Ended        Ended       Ended         Ended         Ended
                                                   10/31/2001    4/30/2001   10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                  1,813,311    2,762,539       83,762     132,770         88,051      350,752
Income dividends reinvested                         123,653      280,174          779       3,853          4,830        9,914
Capital gains reinvested                             71,347    1,017,275        3,203      44,897          1,997       28,707
Shares redeemed                                  (1,012,101)  (2,391,805)     (23,478)    (70,172)       (53,344)    (164,043)
Net increase in trust shares                        996,210    1,668,183       64,266     111,348         41,534      225,330
------------------------------------------------------------------------------------------------------------------------------------

The AAL Balanced Fund
                                                    Class A Shares               Class B Shares             Class I Shares
                                                Six Months        Year       Six Months     Year       Six Months       Year
                                                   Ended          Ended         Ended       Ended         Ended         Ended
                                                10/31/2001      4/30/2001    10/31/2001   4/30/2001    10/31/2001     4/30/2001
====================================================================================================================================
Shares purchased                                 2,826,594     5,480,570      182,842     351,065        73,724        54,078
Income dividends reinvested                        300,756       662,762       12,728      33,312         4,287         8,505
Capital gains reinvested                                 -             -            -           -             -             -
Shares redeemed                                 (1,494,405)   (3,270,182)     (59,607)   (152,412)      (42,062)      (33,394)
Net increase in trust shares                     1,632,945     2,873,150      135,963     231,965        35,949        29,189
------------------------------------------------------------------------------------------------------------------------------------

(F) Forward Currency Contracts

As of October 31, 2001 The AAL Aggressive Growth Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $335,141:
                                                                                       Unrealized
                         Expiration                               Contract            Market Value            Appreciation/
    Purchased               Date               Quantity            Amount           At End of Period          Depreciation
====================================================================================================================================
EURO                       11/2/2001          1,100,000         $1,276,000                 $990,723            $(285,277)
EURO                       11/9/2001            805,000            723,691                  724,833                 1,142
Hong Kong Dollar           11/2/2001          3,850,000            493,682                  493,590                  (92)
Japanese Yen               11/9/2001          7,000,000             57,086                   57,208                   122
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                (284,105)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Unrealized
                         Expiration                               Contract            Market Value            Appreciation/
    Sold                    Date              Quantity             Amount           At End of Period          Depreciation
====================================================================================================================================
  EURO                     11/2/2001        (1,100,000)         $(960,965)               $(990,723)             $(29,758)
  EURO                     11/9/2001        (1,130,000)          (990,068)              (1,017,468)              (27,400)
  EURO                      2/7/2002          (125,000)          (112,722)                (112,188)                   534
  EURO                     4/26/2002          (175,000)          (154,915)                (156,698)               (1,783)
  EURO                     5/10/2002        (1,100,000)          (990,770)                (984,604)                 6,166
  Hong Kong Dollar         11/2/2001        (3,850,000)          (493,604)                (493,590)                    14
  Hong Kong Dollar          7/7/2002          (800,000)          (102,577)                (102,573)                     4
  Japanese Yen             11/1/2001        (1,734,137)           (14,213)                 (14,167)                    46
  Japanese Yen             11/2/2001        (3,408,219)           (27,998)                 (27,844)                   154
  Japanese Yen             11/5/2001        (1,677,161)           (13,702)                 (13,702)                     0
  Japanese Yen             11/9/2001        (9,000,000)           (75,074)                 (73,553)                 1,521
  Japanese Yen             4/26/2002       (34,400,000)          (283,294)                (283,828)                 (534)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (51,036)
                                                                                              TOTAL            $(335,141)
====================================================================================================================================

As of October 31, 2001 The AAL International Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $158,698:

                                                                                                               Unrealized
                         Expiration                                Contract           Market Value            Appreciation/
    Purchased               Date               Quantity             Amount          At End of Period          Depreciation
====================================================================================================================================
  Japanese Yen             11/1/2001          6,854,325            $56,146                  $55,997                $(149)
  Japanese Yen             11/2/2001         15,236,794            125,085                  124,479                 (606)
  Japanese Yen             11/5/2001         18,244,328            149,158                  149,049                 (109)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (864)

                                                                                                               Unrealized
                          Expiration                              Contract             Market Value       Appreciation/
    Sold                    Date               Quantity            Amount           At End of Period          Depreciation
====================================================================================================================================
  EURO                     11/1/2001          (218,395)         $(197,341)               $(196,698)                  $643
  EURO                     11/2/2001          (585,873)          (530,164_                (527,670)                 2,494
  EURO                     11/5/2001          (477,568)          (429,954)                (430,125)                 (171)
  Hong Kong Dollar         11/1/2001        (1,702,180)          (218,220)                (218,228)                   (8)
  Hong Kong Dollar         11/2/2001        (1,792,712)          (229,826)                (229,835)                   (9)
  Japanese Yen             11/1/2001       (11,997,225)           (98,273)                 (98,012)                   261
  Japanese Yen             11/2/2001       (18,461,226)          (151,555)                (150,821)                   734
  Japanese Yen            12/14/2001      (983,394,062)        (8,209,623)              (8,054,005)               155,618
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  159,562
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL              $158,698
====================================================================================================================================

A Note on Forward-Looking Statements--Unaudited

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

Glossary of Investment Terms

*Non income-producing security - A non income-producing security is a security that has not paid a dividend or interest payment in the past calendar year.

/2/ 144A security - A 144A security is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered a restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

The AAL Technology Stock Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                                  10/31/2001         2001 (c)
=========================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                       $5.13            $10.00

Income from Investment Operations
Net investment income (loss)                                              (0.03)            (0.05)
Net realized and unrealized gain (loss) on investments                    (1.63)            (4.82)
Total from Investment Operations                                          (1.66)            (4.87)
---------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                         -                 -
Net realized capital gains                                                    -                 -
Total Distributions                                                           -                 -
---------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                (1.66)            (4.87)
Net asset value: End of period                                             $3.47            $5.13
---------------------------------------------------------------------------------------------------------

Total return (b)                                                        (32.36)%          (48.70)%
Net assets, end of period (in millions)                                    $26.8             $27.8
Ratio of expenses to average net assets (a)                                2.21%             2.40%
Ratio of net investment income (loss) to average net assets (a)          (1.91)%           (1.70)%
Portfolio turnover rate                                                   19.28%            44.23%
---------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                2.22%             2.40%
Ratio of net investment income (loss) to average net assets (a)          (1.92)%           (1.71)%

                                                                        10/31/2001          2001 (c)
==========================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                                       $5.10            $10.00

Income from Investment Operations
Net investment income (loss)                                              (0.06)            (0.09)
Net realized and unrealized gain (loss) on investments                    (1.62)            (4.81)
Total from Investment Operations                                          (1.68)            (4.90)
----------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                          -                 -
Net realized capital gains                                                     -                 -
Total Distributions                                                            -                 -
----------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                (1.68)            (4.90)
Net asset value: End of period                                             $3.42            $5.10
----------------------------------------------------------------------------------------------------------

Total return (b)                                                        (32.94)%          (49.00)%
Net assets, end of period (in millions)                                     $2.2              $2.6
Ratio of expenses to average net assets (a)                                3.25%              3.40%
Ratio of net investment income (loss) to average net assets (a)          (2.94)%            (2.68)%
Portfolio turnover rate                                                   19.28%            44.23%
-----------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                3.26%             3.41%
Ratio of net investment income (loss) to average net assets (a)            (2.96)%           (2.69)%

                                                                           10/31/2001       2001 (c)
============================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                                          $5.19          $10.00

Income from Investment Operations
Net investment income (loss)                                                 (0.02)          (0.02)
Net realized and unrealized gain (loss) on investments                       (1.65)          (4.79)
Total from Investment Operations                                             (1.67)          (4.81)
------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             -               -
Net realized capital gains                                                        -               -
Total Distributions                                                               -               -
------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                   (1.67)          (4.81)
Net asset value: End of period                                                $3.52           $5.19
------------------------------------------------------------------------------------------------------------

Total return (b)                                                           (32.18)%        (48.10)%
Net assets, end of period (in millions)                                        $7.7            $9.3
Ratio of expenses to average net assets (a)                                   1.14%           1.32%
Ratio of net investment income (loss) to average net assets (a)             (0.84)%         (0.59)%
Portfolio turnover rate                                                      19.28%          44.23%
------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                   1.15%           1.33%
Ratio of net investment income (loss) to average net assets (a)             (0.85)%         (0.60)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, July 1, 2000.

The AAL Aggressive Growth Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                                    10/31/2001        2001 (c)
=======================================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                           $6.70         $10.00

Income from Investment Operations
Net investment income (loss)                                                  (0.03)         (0.02)
Net realized and unrealized gain (loss) on investments                        (1.88)         (3.28)
Total from Investment Operations                                              (1.91)         (3.30)
-----------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                              -              -
Net realized capital gains                                                         -              -
Total Distributions                                                                -              -
-----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                    (1.91)         (3.30)
Net asset value: End of period                                                 $4.79         $6.70
-----------------------------------------------------------------------------------------------------------------------

Total return (b)                                                            (27.91)%       (33.00)%
Net assets, end of period (in millions)                                        $31.9          $35.3
Ratio of expenses to average net assets (a)                                    2.11%          2.12%
Ratio of net investment income (loss) to average net assets (a)              (1.27)%        (0.51)%
Portfolio turnover rate                                                       47.49%         69.62%
-----------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                    2.11%          2.12%
Ratio of net investment income (loss) to average net assets (a)              (1.27)%        (0.51)%

                                                                           10/31/2001       2001 (c)
========================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                                           $6.65         $10.00

Income from Investment Operations
Net investment income (loss)                                                  (0.07)         (0.06)
Net realized and unrealized gain (loss) on investments                        (1.86)         (3.29)
Total from Investment Operations                                              (1.93)         (3.35)
------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                              -              -
Net realized capital gains                                                         -              -
Total Distributions                                                                -              -
------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                    (1.93)         (3.35)
Net asset value: End of period                                                 $4.72         $6.65
------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                            (29.02)%       (33.50)%
Net assets, end of period (in millions)                                         $2.8           $3.0
Ratio of expenses to average net assets (a)                                    3.55%          3.32%
Ratio of net investment income (loss) to average net assets (a)              (2.71)%        (1.62)%
Portfolio turnover rate                                                       47.49%         69.62%
------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                    3.55%          3.32%
Ratio of net investment income (loss) to average net assets (a)              (2.71)%         (1.62)%

                                                                           10/31/2001       2001 (c)
=========================================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                                          $6.77          $10.00

Income from Investment Operations
Net investment income (loss)                                                 (0.01)           0.03
Net realized and unrealized gain (loss) on investments                       (1.90)          (3.26)
Total from Investment Operations                                             (1.91)          (3.23)
-------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             -               -
Net realized capital gains                                                        -               -
Total Distributions                                                               -               -
-------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                   (1.91)          (3.23)
Net asset value: End of period                                                $4.86          $6.77
-------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                           (28.21)%        (32.30)%
Net assets, end of period (in millions)                                        $6.5            $8.2
Ratio of expenses to average net assets (a)                                   1.18%           1.17%
Ratio of net investment income (loss) to average net assets (a)             (0.34)%           0.60%
Portfolio turnover rate                                                      47.49%          69.62%
-------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                   1.18%           1.17%
Ratio of net investment income (loss) to average net assets (a)             (0.34)%           0.60%

 (a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000.

The AAL Small Cap Stock Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                       10/31/2001     2001      2000      1999       1998      1997(c)
===================================================================================================================================
CLASSASHARES
Net asset value: Beginning of Period                           $13.39      $14.60     $10.89     $13.84    $9.84      $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.05)      (0.06)     (0.08)     (0.12)   (0.10)      (0.06)
Net realized and unrealized gain (loss) on investments         (0.55)       1.05       3.79      (2.51)    4.73        0.17
Total from Investment Operations                               (0.60)       0.99       3.71      (2.63)    4.63        0.11
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -           -          -          -        -           -
Net realized capital gains                                     (0.08)      (2.20)         -      (0.32)   (0.63)      (0.27)
Total Distributions                                            (0.08)      (2.20)         -      (0.32)   (0.63)      (0.27)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (0.68)      (1.21)      3.71      (2.95)    4.00       (0.16)
Net asset value: End of period                                 $12.71     $13.39     $14.60     $10.89    $13.84      $9.84
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (4.56)%       7.77%     34.07%   (18.97)%   47.97%     (0.78)%
Net assets, end of period (in millions)                        $265.8      $258.6     $191.3     $116.0   $120.3       $44.5
Ratio of expenses to average net assets (a)                     1.42%       1.40%      1.53%      1.82%    1.71%       2.06%
Ratio of net investment income (loss) to average net assets (a)(0.69)%    (0.54)%    (0.72)%    (1.15)%  (1.05)%     (1.20)%
Portfolio turnover rate                                        31.43%     122.93%    147.01%    112.96%  105.60%     138.50%
-----------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.43%       1.41%      1.65%      1.82%    1.71%       2.06%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.70)%     (0.54)%    (0.85)%    (1.15)%  (1.05)%     (1.20)%

                                                              10/31/2001     2001       2000       1999     1998      1997(d)
====================================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                           $12.86      $14.24     $10.74     $13.73    $9.81      $11.17

Income from Investment Operations
Net investment income (loss)                                   (0.12)      (0.18)     (0.19)     (0.22)   (0.16)      (0.03)
Net realized and unrealized gain (loss) on investments         (0.53)       1.00       3.69      (2.50)    4.67       (1.33)
Total from Investment Operations                               (0.65)       0.82       3.50      (2.72)    4.51       (1.36)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -           -          -          -        -           -
Net realized capital gains                                     (0.08)      (2.20)         -      (0.27)   (0.59)           -
Total Distributions                                            (0.08)      (2.20)         -      (0.27)   (0.59)           -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (0.73)      (1.38)      3.50      (2.99)    3.92       (1.36)
Net asset value: End of period                                 $12.13     $12.86     $14.24     $10.74   $13.73        $9.81
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (5.14)%       6.72%     32.71%   (19.85)%   46.86%    (12.18)%
Net assets, end of period (in millions)                         $30.9       $31.2      $24.6      $15.8    $14.4        $3.4
Ratio of expenses to average net assets (a)                     2.66%       2.39%      2.56%      2.89%    2.60%       3.20%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.93)%     (1.52)%    (1.76)%    (2.22)%  (1.94)%     (2.39)%
Portfolio turnover rate                                        31.43%     122.93%    147.01%    112.96%  105.60%     138.50%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.66%       2.40%      2.68%      2.89%    2.60%       3.21%
Ratio of net investment income (loss) to average net assets (a)  (1.93)%     (1.53)%     (1.88)%      (2.22)%(1.94)%    (2.40)%

                                                              10/31/2001        2001        2000         1999           1998(e)
===================================================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                             $13.71      $14.80        $10.95       $13.87         $12.45

Income from Investment Operations
Net investment income (loss)                                    (0.00)        0.01          0.01        (0.04)         (0.01)
Net realized and unrealized gain (loss) on investments           (0.57)       1.10          3.84        (2.52)          1.43
Total from Investment Operations                                 (0.57)       1.11          3.85        (2.56)          1.42
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                 -           -             -            -             -
Net realized capital gains                                       (0.08)      (2.20)            -        (0.36)             -
Total Distributions                                              (0.08)      (2.20)            -        (0.36)             -
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                       (0.65)      (1.09)         3.85        (2.92)          1.42
Net asset value: End of period                                   $13.06     $13.71        $14.80       $10.95         $13.87
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                (4.23)%       8.53%        35.16%     (18.41)%         11.41%
Net assets, end of period (in millions)                            $3.8        $3.8          $1.0         $0.8           $0.4
Ratio of expenses to average net assets (a)                       0.72%       0.78%         0.72%        1.08%          1.19%
Ratio of net investment income (loss) to average net assets (a) (0.00)%       0.11%         0.08%      (0.40)%        (0.39)%
Portfolio turnover rate                                          31.43%     122.93%       147.01%      112.96%        105.60%
-----------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                       0.73%       0.78%         0.84%        1.08%          1.19%
Ratio of net investment income (loss) to average net
assets (a)                                                      (0.00)%       0.10%       (0.04)%      (0.40)%        (0.39)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, July 1, 1996.
(d) Since inception, January 8, 1997.
(e) Since inception, December 29, 1997.

The AAL Small Cap Index Fund II

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                                    10/31/2001         2001(c)
===============================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                         $10.03            $10.00

Income from Investment Operations
Net investment income (loss)                                                 (0.05)            (0.07)
Net realized and unrealized gain (loss) on investments                       (0.77)             0.21
Total from Investment Operations                                             (0.82)             0.14
---------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             -                 -
Net realized capital gains                                                   (0.06)            (0.11)
Total Distributions                                                          (0.06)            (0.11)
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                   (0.88)              0.03
Net asset value: End of period                                                $9.15            $10.03
---------------------------------------------------------------------------------------------------------------

Total return (b)                                                            (8.24)%             1.43%
Net assets, end of period (in millions)                                      $14.3              $13.3
Ratio of expenses to average net assets (a)                                   1.74%             1.86%
Ratio of net investment income (loss) to average net assets (a)             (0.99)%           (1.03)%
Portfolio turnover rate                                                      11.12%            35.94%
---------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                   1.74%             1.86%
Ratio of net investment income (loss) to average net assets (a)             (0.99)%           (1.03)%

                                                                              10/31/2001      2001 (c)
================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                                            $9.97          $10.00

Income from Investment Operations
Net investment income (loss)                                                   (0.08)          (0.13)
Net realized and unrealized gain (loss) on investments                         (0.78)           0.21
Total from Investment Operations                                               (0.86)           0.08
----------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                               -               -
Net realized capital gains                                                     (0.06)          (0.11)
Total Distributions                                                            (0.06)          (0.11)
----------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                     (0.92)          (0.03)
Net asset value: End of period                                                 $9.05            $9.97
----------------------------------------------------------------------------------------------------------------

Total return (b)                                                              (8.60)%           0.73%
Net assets, end of period (in millions)                                          $1.4            $1.5
Ratio of expenses to average net assets (a)                                     2.43%           2.67%
Ratio of net investment income (loss) to average net assets (a)               (1.68)%         (1.84)%
Portfolio turnover rate                                                        11.12%          35.94%
----------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                     2.43%           2.67%
Ratio of net investment income (loss) to average net assets (a)               (1.68)%         (1.84)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000.

The AAL Small Cap Value Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited).                                                 10/31/2001(c)
===================================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                                          $10.00

Income from Investment Operations
Net investment income (loss)                                                                  (0.02)
Net realized and unrealized gain (loss) on investments                                        (0.51)
Total from Investment Operations                                                              (0.53)
-------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                                              -
Net realized capital gains                                                                         -
Total Distributions                                                                                -
-------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                                    (0.53)
Net asset value: End of period                                                                 $9.47
-------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                             (5.30)%
Net assets, end of period (in millions)                                                         $6.5
Ratio of expenses to average net assets (a)                                                    2.39%
Ratio of net investment income (loss) to average net assets (a)                              (1.32)%
Portfolio turnover rate                                                                       10.47%
-------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                                    2.39%
Ratio of net investment income (loss) to average net assets (a)                              (1.32)%

                                                                                         10/31/2001 (c)
====================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                                                          $10.00

Income from Investment Operations
Net investment income (loss)                                                                  (0.05)
Net realized and unrealized gain (loss) on investments                                        (0.49)
Total from Investment Operations                                                              (0.54)
--------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                                              -
Net realized capital gains                                                                         -
Total Distributions                                                                                -
--------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                                    (0.54)
Net asset value: End of period                                                                 $9.46
--------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                             (5.40)%
Net assets, end of period (in millions)                                                         $1.2
Ratio of expenses to average net assets (a)                                                    3.18%
Ratio of net investment income (loss) to average net assets (a)                              (2.03)%
Portfolio turnover rate                                                                       10.47%
--------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                                    3.18%
Ratio of net investment income (loss) to average net assets (a)                              (2.03)%
====================================================================================================================

                                                                                         10/31/2001 (c)
CLASS I SHARES
Net asset value: Beginning of Period                                                         $10.00

Income from Investment Operations
Net investment income (loss)                                                                 (0.02)
Net realized and unrealized gain (loss) on investments                                       (0.49)
Total from Investment Operations                                                             (0.51)
--------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                                             -
Net realized capital gains                                                                        -
Total Distributions                                                                               -
--------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                                   (0.51)
Net asset value: End of period                                                                $9.49
--------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                            (5.10)%
Net assets, end of period (in millions)                                                        $2.8
Ratio of expenses to average net assets (a)                                                   2.05%
Ratio of net investment income (loss) to average net assets (a)                             (0.88)%
Portfolio turnover rate                                                                      10.47%
--------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                                   2.05%
Ratio of net investment income (loss) to average net assets (a)                             (0.88)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 17, 2001.

The AAL Mid Cap Stock Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                      10/31/2001     2001      2000       1999       1998        1997
===================================================================================================================================
class a shares
Net asset value: Beginning of Period                           $14.73     $16.73     $13.89     $15.93      $12.71      $17.11

Income from Investment Operations
Net investment income (loss)                                   (0.01)       0.00    (0.00)      (0.04)      (0.04)      (0.12)
Net realized and unrealized gain (loss) on investments         (2.77)      1.19       3.67      (1.25)       4.75       (1.63)
Total from Investment Operations                               (2.78)      1.19       3.67      (1.29)       4.71       (1.75)
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -          -          -          -           -           -
Net realized capital gains                                     (0.37)     (3.19)     (0.83)     (0.75)      (1.49)      (2.65)
Total Distributions                                            (0.37)     (3.19)     (0.83)     (0.75)      (1.49)      (2.65)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (3.15)     (2.00)      2.84      (2.04)       3.22       (4.40)
Net asset value: End of period                                 $11.58    $14.73     $16.73     $13.89       $15.93     $12.71
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                             (19.32)%      7.26%     27.29%    (7.62)%      38.73%    (11.08)%
Net assets, end of period (in millions)                        $727.1     $883.2     $759.0     $584.9      $671.5      $461.7
Ratio of expenses to average net assets (a)                     1.22%      1.16%      1.14%      1.37%       1.30%       1.35%
Ratio of net investment income (loss) to average net
assets (a)                                                    (0.23)%      0.02%    (0.02)%    (0.28)%     (0.27)%     (0.94)%
Portfolio turnover rate                                        45.83%    144.33%    142.26%    125.94%     104.73%     112.60%
-----------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.22%      1.17%      1.24%      1.37%       1.30%       1.35%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.23)%      0.01%    (0.12)%    (0.28)%     (0.27)%     (0.94)%

                                                            10/31/2001      2001      2000        1999      1998        1997(c)
====================================================================================================================================
class B shares
Net asset value: Beginning of Period                           $14.00     $16.20     $13.64      $15.78     $12.69     $13.67

Income from Investment Operations
Net investment income (loss)                                   (0.10)     (0.12)     (0.17)      (0.17)     (0.12)     (0.03)
Net realized and unrealized gain (loss) on investments         (2.62)      1.11       3.56       (1.27)      4.65      (0.95)
Total from Investment Operations                               (2.72)      0.99       3.39       (1.44)      4.53      (0.98)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -          -          -           -          -          -
Net realized capital gains                                     (0.37)     (3.19)     (0.83)      (0.70)     (1.44)         -
Total Distributions                                            (0.37)     (3.19)     (0.83)      (0.70)     (1.44)         -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (3.09)     (2.20)      2.56       (2.14)      3.09      (0.98)
_Net asset value: End of period                                $10.91    $14.00     $16.20      $13.64     $15.78     $12.69
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                             (19.91)%      6.18%     25.71%     (8.70)%     37.41%    (7.17)%
Net assets, end of period (in millions)                         $31.0      $36.4      $26.9       $17.0      $13.6       $3.3
Ratio of expenses to average net assets (a)                     2.65%      2.19%      2.46%       2.56%      2.33%      2.29%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.65)%    (1.01)%    (1.33)%     (1.46)%    (1.30)%    (1.41)%
Portfolio turnover rate                                        45.83%    144.33%    142.26%     125.94%    104.73%    112.60%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.65%      2.20%      2.55%       2.56%      2.33%      2.29%
Ratio of net investment income (loss) to average net assets (a)(1.66)%   (1.01)%    (1.43)%     (1.46)%    (1.30)%     (1.41)%

                                                         10/31/2001         2001            2000         1999         1998 (d)
====================================================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                         $14.98        $16.89          $13.94       $15.96         $14.40

Income from Investment Operations
Net investment income (loss)                                   0.02         0.07            0.05         0.02            0.00
Net realized and unrealized gain (loss) on investments       (2.81)         1.21            3.73        (1.25)          1.56
Total from Investment Operations                             (2.79)         1.28            3.78        (1.23)          1.56
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                             -             -               -            -              -
Net realized capital gains                                   (0.37)        (3.19)          (0.83)       (0.79)             -
Total Distributions                                          (0.37)        (3.19)          (0.83)       (0.79)             -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (3.16)        (1.91)           2.95        (2.02)          1.56
Net asset value: End of period                               $11.82       $14.98          $16.89       $13.94         $15.96
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                           (19.06)%         7.68%          28.00%      (7.17)%         10.83%
Net assets, end of period (in millions)                       $20.6         $24.3           $16.5         $6.4           $1.2
Ratio of expenses to average net assets (a)                   0.69%         0.68%           0.62%        0.85%          0.86%
Ratio of net investment income (loss) to average net assets (a)0.31%        0.50%           0.51%        0.33%          0.18%
Portfolio turnover rate                                      45.83%       144.33%         142.26%      125.94%        104.73%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                   0.69%         0.69%           0.71%        0.85%          0.86%
Ratio of net investment income (loss) to average net assets (a)0.31%        0.50%           0.41%        0.37%          0.18%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, January 8, 1997.
(d) Since inception, December 29, 1997.

The AAL Mid Cap Index Fund II

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                                     10/31/2001       2001 (c)
=============================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                          $10.24          $10.00

Income from Investment Operations
Net investment income (loss)                                                  (0.02)          (0.04)
Net realized and unrealized gain (loss) on investments                        (1.19)           0.31
Total from Investment Operations                                              (1.21)           0.27
-------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                              -               -
Net realized capital gains                                                        -           (0.03)
Total Distributions                                                               -           (0.03)
-------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                    (1.21)           0.24
Net asset value: End of period                                                $9.03          $10.24
-------------------------------------------------------------------------------------------------------------

Total return (b)                                                            (11.82)%           2.73%
Net assets, end of period (in millions)                                        $19.5           $18.1
Ratio of expenses to average net assets (a)                                    1.51%           1.71%
Ratio of net investment income (loss) to average net assets (a)              (0.45)%         (0.58)%
Portfolio turnover rate                                                        6.93%          30.59%
-------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                    1.51%           1.71%
Ratio of net investment income (loss) to average net assets (a)              (0.45)%         (0.58)%

                                                                             10/31/2001       2001 (c)
==============================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                                            $10.17        $10.00

Income from Investment Operations
Net investment income (loss)                                                    (0.06)        (0.10)
Net realized and unrealized gain (loss) on investments                          (1.19)         0.30
Total from Investment Operations                                                (1.25)         0.20
--------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                                -             -
Net realized capital gains                                                          -         (0.03)
Total Distributions                                                                 -         (0.03)
--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                      (1.25)         0.17
Net asset value: End of period                                                  $8.92        $10.17
--------------------------------------------------------------------------------------------------------------

Total return (b)                                                              (12.29)%         2.03%
Net assets, end of period (in millions)                                           $1.9          $1.8
Ratio of expenses to average net assets (a)                                      2.29%         2.57%
Ratio of net investment income (loss) to average net assets (a)                (1.22)%       (1.42)%
Portfolio turnover rate                                                          6.93%        30.59%
--------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                      2.29%         2.57%
Ratio of net investment income (loss) to average net assets (a)                (1.22)%       (1.42)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000.

The AAL International Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                        10/31/2001     2001       2000       1999      1998        1997
====================================================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                            $10.56      $14.06     $11.35      $11.15    $11.37     $11.08

Income from Investment Operations
Net investment income (loss)                                      0.02       0.25     (0.00)        0.08      0.17       0.01
Net realized and unrealized gain (loss) on investments          (2.42)      (3.24)      2.71        0.65      0.56       0.68
Total from Investment Operations                                (2.40)      (2.99)      2.71        0.73      0.73       0.69
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -       (0.24)         -       (0.44)    (0.37)     (0.34)
Net realized capital gains                                          -       (0.27)         -       (0.09)    (0.58)     (0.06)
Total Distributions                                                 -       (0.51)         -       (0.53)    (0.95)     (0.40)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                      (2.40)      (3.50)      2.71        0.20     (0.22)      0.29
Net asset value: End of period                                   $8.16     $10.56     $14.06      $11.35    $11.15     $11.37
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (22.73)%    (21.61)%     23.91%       6.82%     7.34%      6.32%
Net assets, end of period (in millions)                         $147.1      $190.6     $226.7      $146.9    $144.2     $116.2
Ratio of expenses to average net assets (a)                      1.45%       1.38%      1.36%       1.74%     1.91%      2.10%
Ratio of net investment income (loss) to average
net assets (a)                                                   0.46%       2.06%    (0.01)%       0.64%     1.36%      0.88%
Portfolio turnover rate                                         25.37%      37.66%     43.59%     100.90%    19.90%     12.95%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                      1.45%       1.38%      1.41%       1.74%     1.91%      2.10%
Ratio of net investment income (loss) to average
net assets (a)                                                   0.46%       2.06%    (0.07)%       0.64%     1.36%      0.88%

                                                            10/31/2001      2001       2000      1999      1998        1997 (c)
====================================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                            $10.39      $13.75    $11.23   $11.05     $11.34        $10.98

Income from Investment Operations
Net investment income (loss)                                    (0.03)       0.10     (0.13)   (0.03)      0.13         (0.00)
Net realized and unrealized gain (loss) on investments          (2.37)      (3.17)     2.65     0.64       0.49           0.36
Total from Investment Operations                                (2.40)      (3.07)     2.52     0.61       0.62           0.36
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               -       (0.02)        -    (0.34)     (0.33)            -
Net realized capital gains                                          -       (0.27)        -    (0.09)     (0.58)            -
Total Distributions                                                 -       (0.29)        -    (0.43)     (0.91)            -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                      (2.40)      (3.36)     2.52     0.18      (0.29)         0.36
Net asset value: End of period                                   $7.99     $10.39    $13.75   $11.23     $11.05        $11.34
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (23.10)%    (22.56)%    22.44%    5.72%      6.30%         3.28%
Net assets, end of period (in millions)                          $10.7       $13.7     $15.6     $9.8       $7.9          $2.6
Ratio of expenses to average net assets (a)                      2.60%       2.53%     2.53%    2.85%      2.90%         2.94%
Ratio of net investment income (loss) to average
net assets (a)                                                 (0.68)%       0.88%   (1.19)%  (0.52)%      0.34%       (0.03)%
Portfolio turnover rate                                         25.37%      37.66%    43.59%  100.90%     19.90%        12.95%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                      2.60%       2.53%     2.59%    2.85%      2.90%         2.94%
Ratio of net investment income (loss) to average net assets (a)(0.68)%       0.88%   (1.25)%  (0.52)%      0.34%        (0.03)%

                                                           10/31/2001         2001          2000          1999         1998 (d)
====================================================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                           $10.63        $14.15        $11.37        $11.17        $10.11

Income from Investment Operations
Net investment income (loss)                                     0.05         0.26          0.08          0.15          0.03
Net realized and unrealized gain (loss) on investments         (2.44)        (3.20)         2.73          0.65          1.03
Total from Investment Operations                               (2.39)        (2.94)         2.81          0.80          1.06
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              -         (0.31)        (0.03)        (0.51)            -
Net realized capital gains                                         -         (0.27)            -         (0.09)            -
Total Distributions                                                -         (0.58)        (0.03)        (0.60)            -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (2.39)        (3.52)         2.78          0.20          1.06
Net asset value: End of period                                  $8.24       $10.63        $14.15        $11.37        $11.17
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                             (22.48)%      (21.12)%        24.69%         7.49%        10.48%
Net assets, end of period (in millions)                          $2.7          $3.3          $2.8          $1.9          $0.5
Ratio of expenses to average net assets (a)                     0.82%         0.75%         0.73%         1.09%         1.19%
Ratio of net investment income (loss) to average net assets (a) 1.08%         2.42%         0.61%         1.10%         2.38%
Portfolio turnover rate                                        25.37%        37.66%        43.59%       100.90%        19.90%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     0.82%         0.75%         0.79%         1.09%         1.19%
Ratio of net investment income (loss) to average net assets (a) 1.08%         2.42%         0.55%         1.10%         2.38%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, January 8, 1997.
(d) Since inception, December 29, 1997.

The AAL Capital Growth Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                         10/31/2001      2001      2000        1999     1998      1997
====================================================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                              $34.82      $38.67     $35.87    $29.64     $21.50    $18.79

Income from Investment Operations
Net investment income (loss)                                        0.03       0.19       0.13      0.09       0.10      0.13
Net realized and unrealized gain (loss) on investments            (5.51)      (1.74)      3.19      6.69       9.26      3.68
Total from Investment Operations                                  (5.48)      (1.55)      3.32      6.78       9.36      3.81
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                             (0.06)      (0.16)     (0.09)    (0.09)     (0.08)    (0.15)
Net realized capital gains                                        (0.08)      (2.14)     (0.43)    (0.46)     (1.14)    (0.95)
Total Distributions                                               (0.14)      (2.30)     (0.52)    (0.55)     (1.22)    (1.10)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                        (5.62)      (3.85)      2.80      6.23       8.14      2.71
Net asset value: End of period                                    $29.20     $34.82     $38.67    $35.87     $29.64    $21.50
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                (15.78)%     (4.19)%      9.28%    23.20%     44.48%    20.55%
Net assets, end of period (in millions)                         $3,285.9    $3,912.5   $4,115.1  $3,594.5   $2,766.7  $1,794.4
Ratio of expenses to average net assets (a)                        0.94%       0.91%      0.90%     0.97%      0.98%     1.06%
Ratio of net investment income (loss) to average net assets (a)    0.18%       0.52%      0.35%     0.30%      0.39%     0.62%
Portfolio turnover rate                                            0.92%      12.91%      7.50%     8.74%     17.96%    24.30%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                        0.94%       0.91%      0.92%     0.97%      0.98%     1.06%
Ratio of net investment income (loss) to average net assets (a)    0.18%       0.52%      0.33%     0.30%      0.39%     0.62%

                                                             10/31/2001       2001        2000     1999        1998     1997(c)
====================================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                              $33.71      $37.71     $35.29    $29.38     $21.45    $20.66

Income from Investment Operations
Net investment income (loss)                                      (0.14)      (0.15)     (0.22)    (0.19)      0.04     (0.01)
Net realized and unrealized gain (loss) on investments            (5.33)      (1.71)      3.07      6.56       9.06      0.80
Total from Investment Operations                                  (5.47)      (1.86)      2.85      6.37       9.10      0.79
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                 -           -          -         -      (0.03)        -
Net realized capital gains                                        (0.08)      (2.14)     (0.43)    (0.46)     (1.14)        -
Total Distributions                                               (0.08)      (2.14)     (0.43)    (0.46)     (1.17)        -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                        (5.55)      (4.00)      2.42      5.91       7.93      0.79
Net asset value: End of period                                    $28.16     $33.71     $37.71    $35.29     $29.38    $21.45
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                (16.24)%     (5.14)%      8.09%    21.94%     43.25%     3.82%
Net assets, end of period (in millions)                           $132.8      $154.1     $148.6    $107.6      $54.9     $11.0
Ratio of expenses to average net assets (a)                        2.04%       1.88%      1.95%     1.99%      1.90%     1.89%
Ratio of net investment income (loss) to average
net assets (a)                                                   (0.91)%     (0.44)%    (0.69)%   (0.74)%    (0.58)%   (0.39)%
Portfolio turnover rate                                            0.92%      12.91%      7.50%     8.74%     17.96%    24.30%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                        2.04%       1.88%      1.96%     1.99%      1.90%     1.89%
Ratio of net investment income (loss) to average net assets (a)  (0.92)%     (0.44)%    (0.71)%   (0.74)%    (0.58)%   (0.39)%

                                                           10/31/2001       2001           2000           1999        1998 (d)
====================================================================================================================================
CLASS I SHARES
Net asset value: Beginning of Period                         $34.88        $38.72        $35.89         $29.67         $26.05

Income from Investment Operations
Net investment income (loss)                                   0.10         0.33          0.27           0.21           0.02
Net realized and unrealized gain (loss) on investments       (5.53)        (1.73)         3.20           6.67           3.60
Total from Investment Operations                             (5.43)        (1.40)         3.47           6.88           3.62
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                        (0.12)        (0.30)        (0.21)         (0.20)             -
Net realized capital gains                                   (0.08)        (2.14)        (0.43)         (0.46)             -
Total Distributions                                          (0.20)        (2.44)        (0.64)         (0.66)             -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (5.63)        (3.84)         2.83           6.22           3.62
Net asset value: End of period                               $29.25       $34.88        $38.72         $35.89         $29.67
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                           (15.62)%       (3.82)%         9.70%         23.55%         13.90%
Net assets, end of period (in millions)                       $62.0         $91.8         $82.8          $46.9           $3.0
Ratio of expenses to average net assets (a)                   0.54%         0.54%         0.52%          0.60%          0.58%
Ratio of net investment income (loss) to average
net assets (a)                                                0.59%         0.90%         0.73%          0.62%          0.52%
Portfolio turnover rate                                       0.92%        12.91%         7.50%          8.74%         17.96%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                   0.54%         0.54%         0.54%          0.60%          0.58%
Ratio of net investment income (loss) to average
net assets (a)                                                0.59%         0.90%         0.72%          0.62%          0.52%

(a)      Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, January 8, 1997.
(d) Since inception, December 29, 1997.

The AAL Large Company Index Fund II

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                                     10/31/2001      2001 (c)
===============================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                                          $8.49          $10.00

Income from Investment Operations
Net investment income (loss)                                                (0.00)           (0.01)
Net realized and unrealized gain (loss) on investments                       (1.29)          (1.50)
Total from Investment Operations                                             (1.29)          (1.51)
---------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             -               -
Net realized capital gains                                                        -               -
Total Distributions                                                               -               -
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                   (1.29)          (1.51)
Net asset value: End of period                                                $7.20          $8.49
---------------------------------------------------------------------------------------------------------------

Total return (b)                                                           (15.19)%        (15.10)%
Net assets, end of period (in millions)                                       $22.8           $21.1
Ratio of expenses to average net assets (a)                                   1.43%           1.46%
Ratio of net investment income (loss) to average net assets (a)             (0.05)%         (0.20)%
Portfolio turnover rate                                                       2.55%           9.25%
---------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                   1.43%           1.46%
Ratio of net investment income (loss) to average net assets (a)                (0.05)%         (0.20)%
===============================================================================================================

                                                                            10/31/2001        2001 (c)
CLASS B SHARES
Net asset value: Beginning of Period                                           $8.43          $10.00

Income from Investment Operations
Net investment income (loss)                                                  (0.03)          (0.06)
Net realized and unrealized gain (loss) on investments                        (1.28)          (1.51)
Total from Investment Operations                                              (1.31)          (1.57)
---------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                              -               -
Net realized capital gains                                                         -               -
Total Distributions                                                                -               -
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                    (1.31)          (1.57)
Net asset value: End of period                                                 $7.12          $8.43
---------------------------------------------------------------------------------------------------------------

Total return (b)                                                            (15.54)%        (15.70)%
Net assets, end of period (in millions)                                         $1.9            $1.8
Ratio of expenses to average net assets (a)                                    2.33%           2.33%
Ratio of net investment income (loss) to average net assets (a)              (0.95)%         (1.06)%
Portfolio turnover rate                                                        2.55%           9.25%
---------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                    2.33%           2.33%
Ratio of net investment income (loss) to average net assets (a)              (0.95)%         (1.06)%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(b)      Since Fund inception, July 1, 2000.

The AAL Equity Income Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                          10/31/2001   2001        2000       1999      1998      1997
===================================================================================================================================
Class A Shares
Net asset value: Beginning of Period                              $14.57     $14.40     $14.68     $14.31     $11.34    $10.90

Income from Investment Operations
Net investment income (loss)                                        0.04      0.21       0.18       0.16       0.27      0.39
Net realized and unrealized gain (loss) on investments            (2.15)      0.94      (0.30)      1.17       3.44      0.46
Total from Investment Operations                                  (2.11)      1.15      (0.12)      1.33       3.71      0.85
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                             (0.08)     (0.21)     (0.16)     (0.17)     (0.29)    (0.41)
Net realized capital gains                                       (0.05)      (0.77)         -      (0.79)     (0.45)        -
Total Distributions                                               (0.13)     (0.98)     (0.16)     (0.96)     (0.74)    (0.41)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                        (2.24)      0.17      (0.28)      0.37       2.97      0.44
Net asset value: End of period                                   $12.33     $14.57     $14.40     $14.68     $14.31    $11.34
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                (14.58)%      8.26%    (0.80)%     10.08%     33.50%     7.88%
Net assets, end of period (in millions)                           $270.5     $305.1     $277.6     $262.2    $197.7     $134.2
Ratio of expenses to average net assets (a)                        0.95%      0.96%      0.92%      1.05%      1.11%     1.15%
Ratio of net investment income (loss) to average net assets (a)   1.29%       1.48%      1.24%      1.22%      2.17%     3.57%
Portfolio turnover rate                                           13.38%     26.38%     26.93%     13.35%     64.00%     5.14%
-----------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                       0.95%       0.96%      0.98%      1.05%      1.11%     1.15%
Ratio of net investment income (loss) to average net assets (a)   1.29%       1.47%      1.18%      1.22%      2.17%     3.57%

                                                              10/31/2001    2001        2000      1999      1998       1997(c)
====================================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                           $14.54      $14.38     $14.66    $14.31     $11.37      $11.40

Income from Investment Operations
Net investment income (loss)                                      0.01      0.06       0.02      0.02       0.19        0.05
Net realized and unrealized gain (loss) on investments         (2.18)       0.93      (0.28)     1.17       3.41       (0.06)
Total from Investment Operations                               (2.17)       0.99      (0.26)     1.19       3.60       (0.01)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                          (0.01)      (0.06)     (0.02)    (0.05)     (0.21)      (0.02)
Net realized capital gains                                      (0.05)     (0.77)         -     (0.79)     (0.45)          -
Total Distributions                                             (0.06)     (0.83)     (0.02)    (0.84)     (0.66)      (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                      (2.23)      0.16      (0.28)     0.35       2.94       (0.03)
Net asset value: End of period                                  $12.31    $14.54     $14.38    $14.66     $14.31      $11.37
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (14.98)%      7.12%    (1.80)%     8.97%     32.42%     (0.04)%
Net assets, end of period (in millions)                          $12.1      $13.4      $11.6      $9.6       $3.8        $0.5
Ratio of expenses to average net assets (a)                     1.94%       1.98%      1.99%     2.09%      2.04%       1.99%
Ratio of net investment income (loss) to average net assets (a) 0.31%       0.45%      0.17%     0.16%      0.96%       2.36%
Portfolio turnover rate                                        13.38%      26.38%     26.93%    13.35%     64.00%       5.14%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.94%       1.98%      2.05%     2.09%      2.04%       1.99%
Ratio of net investment income (loss) to average net assets (a)   0.30%     0.45%       0.11%     0.16%    0.96%        2.36%
====================================================================================================================================

====================================================================================================================================
                                                          10/31/2001        2001           2000          1999           1998(d)
CLASS I SHARES
Net asset value: Beginning of Period                         $14.59        $14.43         $14.70        $14.32         $13.14

Income from Investment Operations
Net investment income (loss)                                   0.06         0.27           0.31          0.21           0.08
Net realized and unrealized gain (loss) on investments       (2.14)         0.93          (0.35)         1.19           1.16
Total from Investment Operations                             (2.08)         1.20          (0.04)         1.40           1.24
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                        (0.11)        (0.27)         (0.23)        (0.23)         (0.06)
Net realized capital gains                                   (0.05)        (0.77)             -         (0.79)             -
Total Distributions                                          (0.16)        (1.04)         (0.23)        (1.02)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (2.24)         0.16          (0.27)         0.38           1.18
Net asset value: End of period                               $12.35       $14.59         $14.43        $14.70         $14.32
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                           (14.36)%         8.64%        (0.29)%        10.62%          9.34%
Net assets, end of period (in millions)                        $8.6          $9.5           $6.2         $13.2           $7.1
Ratio of expenses to average net assets (a)                   0.50%         0.51%          0.46%         0.60%          0.68%
Ratio of net investment income (loss) to average
net assets (a)                                                1.75%         1.94%          1.71%         1.65%          2.10%
Portfolio turnover rate                                      13.38%        26.38%         26.93%        13.35%         64.00%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                   0.50%         0.51%          0.52%         0.60%          0.68%
Ratio of net investment income (loss) to average net assets (a)1.74%        1.94%          1.65%         1.65%          2.10%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund's fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, January 8, 1997.
(D) Since inception, December 29, 1997.

The AAL Balanced Fund

For a share outstanding during the six
months ended October 31, 2001 (unaudited)
and for the fiscal year ended April 30.                       10/31/2001      2001          2000         1999           1998(c)
====================================================================================================================================
CLASS A SHARES
Net asset value: Beginning of Period                           $12.41       $12.41        $12.15         $10.81         $10.00

Income from Investment Operations
Net investment income (loss)                                     0.14        0.38          0.32           0.21            0.04
Net realized and unrealized gain (loss) on investments         (0.85)        0.00          0.25           1.34            0.80
Total from Investment Operations                               (0.71)        0.38          0.57           1.55            0.84
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                          (0.15)       (0.38)        (0.31)         (0.20)         (0.03)
Net realized capital gains                                         -            -             -          (0.01)             -
Total Distributions                                            (0.15)       (0.38)        (0.31)         (0.21)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (0.86)        0.00          0.26           1.34            0.81
Net asset value: End of period                                 $11.55      $12.41        $12.41         $12.15          $10.81
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (5.75)%        3.10%         4.78%         14.45%          8.37%
Net assets, end of period (in millions)                        $290.4       $291.7        $256.1         $158.3          $27.7
Ratio of expenses to average net assets (a)                     0.97%        0.98%         1.09%          1.15%          1.37%
Ratio of net investment income (loss) to average
net assets (a)                                                  2.30%        3.07%         2.76%          2.26%          2.19%
Portfolio turnover rate                                        56.26%       82.59%        64.58%        213.46%         11.52%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.02%        1.02%         1.14%          1.23%          1.63%
Ratio of net investment income (loss) to average
net assets (a)                                                  2.25%        3.03%         2.72%          2.17%          1.93%

                                                            10/31/2001        2001          2000          1999         1998(c)
====================================================================================================================================
CLASS B SHARES
Net asset value: Beginning of Period                           $12.35        $12.35       $12.10         $10.79         $10.00

Income from Investment Operations
Net investment income (loss)                                     0.07         0.26         0.21           0.14            0.03
Net realized and unrealized gain (loss) on investments         (0.85)         0.00         0.24           1.31            0.78
Total from Investment Operations                               (0.78)         0.26         0.45           1.45           0.81
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                          (0.08)        (0.26)       (0.20)         (0.13)         (0.02)
Net realized capital gains                                         -             -            -          (0.01)             -
Total Distributions                                            (0.08)        (0.26)       (0.20)         (0.14)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                     (0.86)         0.00         0.25           1.31           0.79
Net asset value: End of period                                 $11.49       $12.35       $12.35         $12.10         $10.79
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                              (6.29)%         2.13%        3.74%         13.47%          8.10%
Net assets, end of period (in millions)                         $21.2         $21.1        $18.2          $11.9           $2.3
Ratio of expenses to average net assets (a)                     2.15%         1.94%        2.03%          1.98%          2.11%
Ratio of net investment income (loss) to average
net assets (a)                                                  1.12%         2.11%        1.82%          1.42%          1.45%
Portfolio turnover rate                                        56.26%        82.59%       64.58%        213.46%         11.52%
------------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.20%         1.98%        2.08%          2.18%          2.50%
Ratio of net investment income (loss) to average net assets (a)1.07%        2.07%         1.77%        1.22%             1.06%
====================================================================================================================================

                                                           10/31/2001        2001          2000         1999           1998(c)
CLASS I SHARES
Net asset value: Beginning of Period                        $12.39          $12.40        $12.13        $10.79        $10.00

Income from Investment Operations
Net investment income (loss)                                   0.16          0.42          0.39          0.23          0.04
Net realized and unrealized gain (loss) on investments       (0.84)          0.00          0.25          1.35          0.78
Total from Investment Operations                             (0.68)          0.42          0.64          1.58          0.82
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                        (0.17)         (0.43)        (0.37)        (0.23)        (0.03)
Net realized capital gains                                       -              -             -         (0.01)            -
Total Distributions                                          (0.17)         (0.43)        (0.37)        (0.24)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (0.85)         (0.01)         0.27          1.34          0.79
Net asset value: End of period                               $11.54        $12.39        $12.40        $12.13        $10.79
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                            (5.57)%          3.50%         5.33%        14.73%         8.17%
Net assets, end of period (in millions)                        $3.5           $3.4          $3.0          $2.3          $1.1
Ratio of expenses to average net assets (a)                   0.56%          0.59%         0.60%         0.88%         1.95%
Ratio of net investment income (loss) to average
net assets (a)                                                2.72%          3.46%         3.25%         2.50%         1.73%
Portfolio turnover rate                                      56.26%         82.59%        64.58%       213.46%        11.52%
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If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                   0.60%          0.63%         0.64%         0.88%         1.95%
Ratio of net investment income (loss) to average net assets (a)2.67%         3.43%         3.20%         2.50%         1.73%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the
Fund’s fiscal year (May 1), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

Board Of Trustees
John O. Gilbert-Chairman of the Board
F. Gregory Campbell
Woodrow E. Eno
Richard L. Gady
Edward W. Smeds
Lawrence M. Woods

Officers
Robert G. Same-President
James H. Abitz-Vice-President
Woodrow E. Eno-Vice-President
Charles D. Gariboldi-Treasurer

Investment Adviser & Distributor
AAL Capital Management Corporation
222 West College Avenue
Appleton, WI 54919-0007

Sub-Adviser
The AAL Aggressive Growth Fund
Janus Capital Corporation
100 Fillmore Street
Denver, CO 80206

Sub-Adviser
The AAL International Fund
Oechsle International Advisors, LLC
One International Place
Boston, MA 02110

Custodian
Citibank, N.A.
111 Wall Street
New York, NY 10043

Transfer Agent & Disbursing Agent
PFPC, Inc.
4400 Computer Drive
Westborough, MA 01581

Legal Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Accountant
PricewaterhouseCoopers LLP
Suite 1500
100 East Wisconsin Avenue
Milwaukee, WI 53202

This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

AAL CAPITAL MANAGEMENT CORPORATION
A Subsidiary of Aid Association for Lutherans
222 W. College Ave., Appleton, WI 54919-0007
www.aal.org o e-mail: aalcmc@aal.org o (800) 553-6319
Member NASD

C-50032ESA 12-01